AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2003


                                                      REGISTRATION NO. 333-08045
                                                              FILE NO. 811-07705
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                          POST-EFFECTIVE AMENDMENT NO. 15                    |X|

                                       AND
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 17                            |X|

                                ---------------
                               PHOENIX-KAYNE FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                ---------------
                       1800 AVENUE OF THE STARS, 2ND FLOOR
                              LOS ANGELES, CA 90067
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (860) 403-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                ---------------

                             RICHARD J. WIRTH, ESQ.
                        VICE PRESIDENT AND INSURANCE AND
                           INVESTMENT PRODUCTS COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                  P.O. BOX 5056
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                ---------------
      It is proposed that this filing will become effective (check appropriate box):
      [ ] Immediately upon filing pursuant to paragraph (b)

      [X] On May 1, 2003, pursuant to paragraph (b) of Rule 485

      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] On ___(date)____, pursuant to paragraph (a)(1)
      [ ] 75 days after
          filing pursuant to paragraph (a)(2)
      [ ] On ___(date)____, pursuant to paragraph (a)(2) of Rule 485

      If appropriate, check the following box:
      [ ] this post-effective amendment designates a new effective date for a previously file post-effective amendment.


                                                        PHOENIX-KAYNE FUNDS

                                           Cross Reference Sheet Pursuant to Rule 495(a)

                                                              PART A

                                                INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks........................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Funds
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                                              PART B

                                    INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION
-----------------------------                                           -----------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Trust
12.    Description of the Fund and Its Investment Risks.........        Investment Restrictions; Investment Techniques
                                                                        and Risks
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Additional Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Additional Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                      INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM,
                                      SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

                                                                      Prospectus

May 1, 2003





KAYNE ANDERSON RUDNICK                            Neither the Securities and Exchange
                                                  Commission nor any state securities
Phoenix-Kayne                                     commission has approved or disapproved
California Intermediate Tax-Free Bond Fund        of these securities or determined
                                                  if this prospectus is truthful or
Phoenix-Kayne                                     complete. Any representation to the
Intermediate Total Return Bond Fund               contrary is a criminal offense.

Phoenix-Kayne                                     This prospectus contains important
International Fund                                information you should know before
                                                  investing in Phoenix-Kayne California
Phoenix-Kayne                                     Intermediate Tax-Free Bond Fund,
Large Cap Fund                                    Phoenix-Kayne Intermediate Total
                                                  Return Bond Fund, Phoenix-Kayne
Phoenix-Kayne                                     International Fund, Phoenix-Kayne
Small-Mid Cap Fund                                Large Cap Fund, and Phoenix-Kayne
                                                  Small-Mid Cap Fund. Please read it
                                                  carefully and retain it for
                                                  future reference.



[logo]PHOENIX
      INVESTMENT PARTNERS, LTD.
      A member of The Phoenix Companies, Inc.

      PHOENIX-KAYNE FUNDS
      --------------------------------------------------------------------------

      TABLE OF CONTENTS

      Phoenix-Kayne California Intermediate Tax-Free Bond Fund

         Investment Risk and Return Summary.................................   1
         Fund Expenses......................................................   5

      Phoenix-Kayne Intermediate Total Return Bond Fund

         Investment Risk and Return Summary.................................   6
         Fund Expenses......................................................   9

      Phoenix-Kayne International Fund

         Investment Risk and Return Summary.................................  10
         Fund Expenses......................................................  13

      Phoenix-Kayne Large Cap Fund

         Investment Risk and Return Summary.................................  15
         Fund Expenses......................................................  18

      Phoenix-Kayne Small-Mid Cap Fund

         Investment Risk and Return Summary.................................  20
         Fund Expenses......................................................  23

      Additional Investment Techniques......................................  25
      Management of the Funds...............................................  27

      Pricing of Fund Shares................................................  30

      Sales Charges.........................................................  31
      Your Account..........................................................  33
      How to Buy Shares.....................................................  35
      How to Sell Shares....................................................  35
      Things You Should Know When Selling Shares............................  36
      Account Policies......................................................  37
      Investor Services.....................................................  39
      Tax Status of Distributions...........................................  40
      Financial Highlights..................................................  41

PHOENIX-KAYNE CALIFORNIA INTERMEDIATE
TAX-FREE BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Kayne California Intermediate Tax-Free Bond Fund has an investment objective to seek income exempt from Federal and California state personal income taxes. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, and as a matter of fundamental policy, the fund invests at least 80% of its assets in California municipal bonds, the income from which is exempt from California State income tax, federal income tax and federal alternative minimum tax.

> The fund invests at least 90% of its assets, at time of investment, in investment-grade debt securities. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's, Moody's or Fitch's.

> The fund seeks to maintain a dollar-weighted average maturity of three to ten years.

> The fund is non-diversified under federal securities laws, which means it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

> The adviser will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest a portion of its assets in cash or short-term instruments. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


                     Phoenix-Kayne California Intermediate Tax-Free Bond Fund  1

CALIFORNIA BONDS
Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could impair the ability of some California bond issuers to maintain debt service on their obligations or their ability to maintain tax-exempt income. This could negatively affect the fund's level of income, capital appreciation and liquidity.

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than by prices of shorter-term securities.

LONG TERM MATURITIES
Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

LOWER RATED SECURITIES
Fixed income securities in the lowest investment-grade categories have a greater risk that the issuer will not pay interest and principal payments on time or at all.

NON-DIVERSIFICATION
As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

MUNICIPAL SECURITIES
Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not


2 Phoenix-Kayne California Intermediate Tax-Free Bond Fund be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

TAX-EXEMPT SECURITIES
Tax-exempt securities may not provide a higher after-tax return than taxable securities.


                     Phoenix-Kayne California Intermediate Tax-Free Bond Fund  3

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Kayne California Intermediate Tax-Free Bond Fund. The bar chart shows changes in the fund's Class X Shares (formerly an unnamed class) performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

                Calendar Year           Annual Return (%)
                    1997                      4.3%
                    1998                      4.4%
                    1999                     -0.4%
                    2000                     10.2%
                    2001                      4.3%
                    2002                      6.6%


(1) During the period shown in the chart above, the highest return for a quarter was 4.10% (quarter ending September 30, 2002) and the lowest return for a quarter was -0.86% (quarter ending June 30, 1999). Year-to-date performance (through March 31, 2003) is 1.53%.

 --------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS                                                                 SINCE
   (FOR THE PERIODS ENDING 12/31/02)                         1 YEAR         5 YEARS          INCEPTION(1)
 -------------------------------------------------------- ------------- --------------- -----------------------
   Class X
 -------------------------------------------------------- ------------- --------------- -----------------------
      Return Before Taxes                                     6.60%            4.93%               4.68%
 -------------------------------------------------------- ------------- --------------- -----------------------
      Return After Taxes on Distributions(2)                  6.50%            4.48%               4.64%
 -------------------------------------------------------- ------------- --------------- -----------------------
      Return After Taxes on Distributions and                 5.81%            4.81%               4.56%
      Sales of Fund Shares(2)
 -------------------------------------------------------- ------------- --------------- -----------------------
   Lehman Brothers Aggregate Bond Index(3)                  10.26%            7.55%               7.94%
 -------------------------------------------------------- ------------- --------------- -----------------------
   S&P California Municipal Bond Index(4)                    8.49%           5.67%(5)           5.81%(5)

 --------------------------------------------------------------------------------------------------------------

(1) Since October 28, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.

(4) The S&P California Municipal Bond Index is an unmanaged index comprised of all California bonds in the S&P/Investortools Municipal Bond Index universe. Index performance does not reflect sales charges.
(5) For periods prior to January 1, 1999, the S&P California Municipal Bond Index is linked to the Lehman Brothers 5-Year Municipal Bond Index.



4  Phoenix-Kayne California Intermediate Tax-Free Bond Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS X
                                                                    SHARES
                                                                    ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None
Exchange Fee                                                         None
                                                                 ------------
                                                                    CLASS X
                                                                    SHARES
                                                                    ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                      0.50%
Distribution and Service (12b-1) Fees                                None
Other Expenses                                                       0.48%
                                                                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                              0.98%
                                                                     =====
----------------

(a) The fund's investment adviser has voluntarily agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses (excluding interest and tax expenses), through April 30, 2004, to 0.75% for Class X Shares. Actual Total Annual Operating Expenses after fee reduction and/or expense reimbursement was 0.75% for Class X Shares.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   CLASS        1 YEAR          3 YEARS          5 YEARS          10 YEARS
-------------- ----------- ---------------- ---------------- -------------------
    Class X       $100            $313              $543            $1,204
--------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reduction of fees and/or the reimbursement of expenses over a certain level by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.



                     Phoenix-Kayne California Intermediate Tax-Free Bond Fund  5

PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Kayne Intermediate Total Return Bond Fund has an investment objective of maximizing total return (mainly through current income, with capital appreciation as a secondary factor). There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 90% of its assets, at time of purchase, in investment-grade bonds, both foreign and domestic, including U.S. Government securities, corporate bonds, mortgage-related securities, asset-backed securities, and money market securities. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's, Moody's or Fitch's. The fund, from time to time, may also invest in unrated bonds that the adviser believes are of comparable quality. The fund's policy of investing 90% of its assets in bonds may be changed only upon 60 days' written notice to shareholders.

> The fund seeks to maintain a dollar-weighted average maturity of three to ten years.

> The adviser selects bonds it believes offer attractive yields and are undervalued relative to issues of similar quality and interest rate sensitivity.

> The adviser will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest a portion of its assets in cash or short-term instruments. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


6  Phoenix-Kayne Intermediate Total Return Bond Fund

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than by prices of shorter-term securities.

LONG TERM MATURITIES
Securities with longer maturities may be subject to greater price fluctuations because interest rate, tax law and general market changes.

LOWER RATED SECURITIES
Fixed income securities in the lowest investment-grade categories have a greater risk that the issuer will not pay interest and principal payments on time or at all.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
The value of mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations (CMOs), may fluctuate to a greater degree than other debt securities in response to interest rate changes. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates than if such prepayments had not occurred.

U.S. GOVERNMENT SECURITIES
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


                            Phoenix-Kayne Intermediate Total Return Bond Fund  7

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Kayne Intermediate Total Return Bond Fund. The bar chart shows changes in the fund's Class X Shares (formerly an unnamed class) performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                   Calendar Year              Annual Return (%)
                      1997                          7.2%
                      1998                          7.6%
                      1999                         -0.7%
                      2000                          9.4%
                      2001                          8.0%
                      2002                          9.4%


(1) During the period shown in the chart above, the highest return for a quarter was 4.50% (quarter ending September 30, 2001) and the lowest return for a quarter was -1.02% (quarter ending June 30, 1999). Year-to-date performance (through March 31, 2003) is 0.91%.

 -------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS                                                                    SINCE
   (FOR THE PERIODS ENDING 12/31/02)                          1 YEAR           5 YEARS         INCEPTION(1)
 --------------------------------------------------------- -------------- --------------- --------------------
   Class X
 --------------------------------------------------------- -------------- --------------- --------------------
      Return Before Taxes                                      9.45%             6.69%              6.61%
 --------------------------------------------------------- -------------- --------------- --------------------
      Return After Taxes on Distributions(2)                   7.26%             4.52%              4.43%
 --------------------------------------------------------- -------------- --------------- --------------------
      Return After Taxes on Distributions and                  5.82%             4.32%              4.24%
      Sales of Fund Shares(2)
 --------------------------------------------------------- -------------- --------------- --------------------
   Lehman Brothers Aggregate Bond Index(3)                     10.26%            7.55%              7.94%
 --------------------------------------------------------- -------------- --------------- --------------------
   Lehman Brothers Intermediate Government/Credit Bond        9.83%             7.48%               7.94%
   Index(4)
 -------------------------------------------------------------------------------------------------------------


(1) Since October 28, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.
(4) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, commonly used measure of bond market total return performance. It includes securities in the Lehman Brothers Government and the Lehman Brothers Corporate Indexes. Index performance does not reflect sales charges.



8  Phoenix-Kayne Intermediate Total Return Bond Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS X
                                                                    SHARES
                                                                    ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None
Exchange Fee                                                         None
                                                                  -----------
                                                                    CLASS X
                                                                    SHARES
                                                                    ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)(a)

Management Fees                                                      0.50%
Distribution and Service (12b-1) Fees                                None
Other Expenses                                                       0.38%
                                                                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.88%
                                                                     =====
------------------

(a) The fund's investment adviser has voluntarily agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses (excluding interest and tax expenses), through April 30, 2004, to 0.95% for Class X Shares.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS           1 YEAR           3 YEARS          5 YEARS            10 YEARS
-------------- --------------- ---------------- ------------------ -------------

   Class X          $90              $281              $488              $1,084

--------------------------------------------------------------------------------

                            Phoenix-Kayne Intermediate Total Return Bond Fund  9

PHOENIX-KAYNE INTERNATIONAL FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
Phoenix-Kayne International Fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in common stocks of companies outside of the United States. Assets will be invested in at least three different countries outside of the United States, with investments in no single country accounting for more than 40% of the fund's assets.

> The adviser uses a blended growth and value strategy to select international companies that the adviser believes have global businesses or operations rather than localized companies and which generally have a market capitalization of $5 billion or more.

> The adviser uses a strategy emphasizing consistently growing, highly profitable, low debt companies with rising cash flows, which the adviser deems to be of high quality. If a company meets these criteria, the adviser researches and analyzes that company's strength of management, relative competitive position in the industry and its financial structure.

>    The adviser uses proprietary models to determine relative value.

>    Generally, the fund invests in 35 to 40 securities at any given time.

> The adviser will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest a portion of its assets in cash or short-term instruments. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


10  Phoenix-Kayne International Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

FOREIGN INVESTING
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as:

     o  less publicly available information about foreign countries;

     o  political and economic instability within countries;

     o differences in financial reporting standards and transaction settlement systems;

     o  the possibility of expropriation or confiscatory taxation; and

     o  changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

GROWTH STOCKS
Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

LIMITED NUMBER OF INVESTMENTS
Conditions that negatively affect securities in the portfolio will have greater impact on the fund as compared with a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.


                                            Phoenix-Kayne International Fund  11

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Kayne International Fund. The bar chart shows changes in the fund's Class X Shares (formerly the only and unnamed class) performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                        Calendar Year           Annual Return (%)
                            1997                      16.4%
                            1998                      26.5%
                            1999                      31.1%
                            2000                      -9.7%
                            2001                     -29.7%
                            2002                     -20.0%


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 21.18% (quarter ending December 31, 1998) and the lowest return for a quarter was -21.34% (quarter ending September 30, 2002). Year-to-date performance (through March 31, 2003) is -8.44%.

 ---------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS                                                                      SINCE
   (FOR THE PERIODS ENDING 12/31/02)                               1 YEAR          5 YEARS        INCEPTION(1)
 -------------------------------------------------------------- -------------- --------------- -----------------
   Class X
 -------------------------------------------------------------- -------------- --------------- -----------------
      Return Before Taxes                                         -20.04%          -3.38%           0.08%
 -------------------------------------------------------------- -------------- --------------- -----------------
      Return After Taxes on Distributions(2)                      -20.12%          -4.18%           -0.64%
 -------------------------------------------------------------- -------------- --------------- -----------------
      Return After Taxes on Distributions and                     -12.30%          -2.50%           0.19%
      Sales of Fund Shares(2)
 -------------------------------------------------------------- -------------- --------------- -----------------
   S&P 500 Index(3)                                               -22.10%          -0.56%           5.06%
 -------------------------------------------------------------- -------------- --------------- -----------------
   Morgan Stanley Capital International EAFE (Net) Index(4)      -15.94%(5)        -2.89%(5)       -1.66%(5)

 ---------------------------------------------------------------------------------------------------------------

(1) Since October 18, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.

(4) The MSCI EAFE (Net) Index is an unmanaged, commonly used measure of foreign stock market performance. Index performance does not reflect sales charges.

(5) Index performance since October 31, 1996.

Class A Shares, Class B Shares and Class C Shares have been in existence since August 30, 2002, therefore, performance information is not included as these classes have not had annual returns for at least one calendar year.



12  Phoenix-Kayne International Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                        CLASS A       CLASS B       CLASS C       CLASS X
                                                        SHARES        SHARES        SHARES        SHARES
                                                        ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as
a percentage of offering price)                          5.75%         None           None          None
Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed or
the amount invested)                                      None         5%(a)         1%(b)          None
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                 None          None          None          None
Early Withdrawal Charge(c)                               2.00%         2.00%         2.00%         2.00%
Exchange Fee                                              None          None          None          None
                                                     ---------------------------------------------------------
                                                        CLASS A       CLASS B       CLASS C       CLASS X
                                                        SHARES        SHARES        SHARES        SHARES
                                                        ------        ------        ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                          0.95%         0.95%         0.95%         0.95%
Distribution and Service (12b-1) Fees(e)                 0.25%         1.00%         1.00%          None

Other Expenses                                           0.46%(f)      0.46%(f)      0.46%(f)      0.46%
                                                         -----         -----         -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES(d)                  1.66%(f)      2.41%(f)      2.41%(f)      1.41%
                                                         =====         =====         =====         =====

-------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) An early withdrawal charge of 2.00% may be charged on the value of shares redeemed or exchanged that are held for less than 30 days.
(d) The fund's investment adviser has agreed to reimburse through April 30, 2004 the Phoenix-Kayne International Fund's expenses, other than Management Fees, Distribution and Services Fees, to the extent that such expenses exceed 0.45% for each Class of Shares. Actual Total Annual Fund Operating Expenses after reimbursement, if applicable, were 1.65% for Class A Shares, 2.40% for Class B Shares, 2.40% for Class C Shares and 1.40% for Class X Shares.

(e) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(f) For period since inception on August 30, 2002 through December 31, 2002.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.


                                            Phoenix-Kayne International Fund  13

In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

   CLASS            1 YEAR          3 YEARS        5 YEARS            10 YEARS
-------------- --------------- --------------- ----------------- ---------------
   Class A          $734           $1,068          $1,425             $2,427
-------------- --------------- --------------- ----------------- ---------------
   Class B          $644            $951           $1,285             $2,561
-------------- --------------- --------------- ----------------- ---------------
   Class C          $344            $751           $1,285             $2,746
-------------- --------------- --------------- ----------------- ---------------
   Class X           $144            $446            $771              $1,691

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------

   CLASS            1 YEAR          3 YEARS        5 YEARS            10 YEARS
-------------- ---------------- --------------- ---------------- ---------------
   Class B           $244            $751           $1,285             $2,561
-------------- ---------------- --------------- ---------------- ---------------
   Class C           $244            $751           $1,285             $2,746
--------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reduction of fees and/or the reimbursement of expenses over a certain level by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.



14 Phoenix-Kayne International Fund

PHOENIX-KAYNE LARGE CAP FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Kayne Large Cap Fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, the fund invests at least 80% of its assets in common stocks of recognized companies having a market capitalization of $5 billion or more. The fund's policy of investing 80% of its assets in large capitalization companies may be changed only upon 60 days' written notice to shareholders.

> The adviser uses a blended growth and value strategy when selecting securities for investment.

> The adviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the adviser deems to be of high quality. If a company meets these criteria, the adviser researches and analyzes that company's strength of management, relative competitive position in the industry and its financial structure.

>   The adviser uses proprietary models to determine relative value.

>   Generally, the fund invests in 25 to 35 securities at any given time.

> The adviser will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest a portion of its assets in cash or short-term instruments. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


                                                Phoenix-Kayne Large Cap Fund  15

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS
Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

LIMITED NUMBER OF INVESTMENTS
Conditions that negatively affect securities in the portfolio will have greater impact on the fund as compared with a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.


16  Phoenix-Kayne Large Cap Fund

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix-Kayne Large Cap Fund. The bar chart shows changes in the fund's Class X Shares (formerly the only and unnamed class) performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                        Calendar Year           Annual Return (%)
                            1996                      19.1%
                            1997                      31.0%
                            1998                      14.1%
                            1999                      16.3%
                            2000                      -2.0%
                            2001                     -11.0%
                            2002                     -17.2%


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.43% (quarter ending June 30, 1997) and the lowest return for a quarter was -15.98% (quarter ending September 30, 2002). Year-to-date performance (through March 31, 2003) is -2.69%.


 ---------------------------------------------------------------------------------------------------------------

   AVERAGE ANNUAL TOTAL RETURNS                                                                     SINCE
   (FOR THE PERIODS ENDING 12/31/02)                               1 YEAR          5 YEARS       INCEPTION(1)
 --------------------------------------------------- ------------------------- -------------- ------------------
   Class X
 --------------------------------------------------- ------------------------- -------------- ------------------
      Return Before Taxes                                         -17.25%          -0.85%           7.99%
 --------------------------------------------------- ------------------------- -------------- ------------------
      Return After Taxes on Distributions(2)                      -17.38%          -1.95%           6.63%
 --------------------------------------------------- ------------------------- -------------- ------------------
      Return After Taxes on Distributions and                     -10.59%          -0.67%           6.48%
      Sales of Fund Shares(2)
 --------------------------------------------------- ------------------------- -------------- ------------------
   S&P 500 Index(3)                                               -22.10%          -0.56%           9.07%

 ---------------------------------------------------------------------------------------------------------------

(1) Since May 1, 1995.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.


Class A Shares, Class B Shares and Class C Shares have been in existence since August 30, 2002, therefore, performance information is not included as these classes have not had annual returns for at least one calendar year.



                                                Phoenix-Kayne Large Cap Fund  17

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                        CLASS A      CLASS B        CLASS C       CLASS X
                                                         SHARES       SHARES         SHARES        SHARES
                                                         ------       ------         ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as
a percentage of offering price)                          5.75%         None           None          None
Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed or
the amount invested)                                     None         5%(a)          1%(b)          None
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                None          None           None          None
Exchange Fee                                             None          None           None          None
                                                     ---------------------------------------------------------
                                                        CLASS A      CLASS B        CLASS C       CLASS X
                                                         SHARES       SHARES         SHARES        SHARES
                                                         ------       ------         ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)(C)
Management Fees                                          0.75%         0.75%         0.75%          0.75%
Distribution and Service (12b-1) Fees(d)                 0.25%         1.00%         1.00%          None

Other Expenses                                           0.29%(e)      0.29%(e)      0.29%(e)       0.29%
                                                         -----         -----         -----          -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.29%(e)      2.04%(e)      2.04%(e)       1.04%

                                                         =====         =====         =====          =====


(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) The fund's investment adviser has agreed to reimburse through April 30, 2004 the Phoenix-Kayne Large Cap Fund's expenses, other than Management Fees, Distribution and Services Fees, to the extent that such expenses exceed 0.45% for each Class of Shares.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(e) For period since inception on August 30, 2002 through December 31, 2002.



EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


18  Phoenix-Kayne Large Cap Fund

--------------------------------------------------------------------------------

   CLASS            1 YEAR          3 YEARS         5 YEARS             10 YEARS
--------------- -------------- ---------------- ------------------ -------------
   Class A           $699            $960            $1,242              $2,042
--------------- -------------- ---------------- ------------------ -------------
   Class B           $607            $840            $1,098              $2,176
--------------- -------------- ---------------- ------------------ -------------
   Class C           $307            $640            $1,098              $2,369
--------------- -------------- ---------------- ------------------ -------------
   Class X           $106            $331             $574               $1,271

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-------------------------------------------------------------------------------

   CLASS            1 YEAR          3 YEARS         5 YEARS             10 YEARS
--------------- -------------- ---------------- ------------------ -------------
   Class B           $207            $640            $1,098              $2,176
--------------- -------------- ---------------- ------------------ -------------
   Class C           $207            $640            $1,098              $2,369

--------------------------------------------------------------------------------


                                                Phoenix-Kayne Large Cap Fund  19

PHOENIX-KAYNE SMALL-MID CAP FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Phoenix-Kayne Small-Mid Cap Fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small and mid capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2500 Index. Because small and mid cap companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of March 31, 2003, the capitalization range of companies included in the Russell 2500 Index was $2.7 million to $5.7 billion. The fund's policy of investing 80% of its assets in small and mid capitalization companies may be changed only upon 60 days' written notice to shareholders.


> The adviser uses a blended growth and value strategy when selecting securities for investment.

> The adviser uses a strategy emphasizing consistently growing, highly profitable, low debt companies with rising cash flows which the adviser deems to be of high quality. If a company meets these criteria, the adviser researches and analyzes that company's strength of management, relative competitive position in the industry and its financial structure.

>        The adviser uses proprietary models to determine relative value.

>        Generally, the fund invests in 35 to 50 securities at any given time.

> The adviser will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may invest a portion of its assets in cash or short-term instruments. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.



20 Phoenix-Kayne Small-Mid Cap Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy and specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS
Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

LIMITED NUMBER OF INVESTMENTS
Conditions that negatively affect securities in the portfolio will have greater impact on the fund as compared with a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.

SMALL AND MEDIUM CAPITALIZATIONS
Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                            Phoenix-Kayne Small-Mid Cap Fund  21

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Kayne Small-Mid Cap Fund. The bar chart shows changes in the fund's Class X Shares (formerly the only and unnamed class) performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                    Calendar Year           Annual Return (%)
                        1997                      19.5%
                        1998                      16.2%
                        1999                       3.6%
                        2000                      24.8%
                        2001                       6.4%
                        2002                     -18.9%


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 17.24% (quarter ending June 30, 2001) and the lowest return for a quarter was -16.62% (quarter ending September 30, 2001). Year-to-date performance (through March 31, 2003) is -7.81%.


----------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                                                                         SINCE
(FOR THE PERIODS ENDED 12/31/02)                                    1 YEAR          5 YEARS       INCEPTION(1)
--------------------------------------------------------------- --------------- ---------------- ---------------
Class X
--------------------------------------------------------------- --------------- ---------------- ---------------
   Return Before Taxes                                              -18.98%           5.30%           7.96%
--------------------------------------------------------------- --------------- ---------------- ---------------
   Return After Taxes on Distributions(2)                           -18.98%           4.38%           7.14%
--------------------------------------------------------------- --------------- ---------------- ---------------
   Return After Taxes on Distributions and                          -11.66%           4.12%           6.40%
   Sale of Fund Shares(2)
--------------------------------------------------------------- --------------- ---------------- ---------------
S&P 500 Index(3)                                                    -22.10%          -0.56%           5.06%
--------------------------------------------------------------- --------------- ---------------- ---------------
Russell 2500 Index(4)                                               -17.80%           1.57%           5.94%

----------------------------------------------------------------------------------------------------------------

(1) Since October 18, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.
(4) The Russell 2500 Index is an unmanaged, commonly used measure of total return performance of smaller-capitalization stocks. Index performance does not reflect sales charges.


Class A Shares, Class B Shares and Class C Shares have been in existence since August 30, 2002, therefore, performance information is not included as these classes have not had annual returns for at least one calendar year.



22  Phoenix-Kayne Small-Mid Cap Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                        CLASS A       CLASS B       CLASS C        CLASS X
                                                        SHARES        SHARES        SHARES         SHARES
                                                        ------        ------        ------         ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as
a percentage of offering price)                          5.75%         None           None          None
Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed or
the amount invested)                                      None         5%(a)         1%(b)          None
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                 None          None          None          None
Exchange Fee                                              None          None          None          None
                                                     ---------------------------------------------------------
                                                        CLASS A       CLASS B       CLASS C        CLASS X
                                                        SHARES         SHARES       SHARES         SHARES
                                                        ------         ------       ------         ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)(C)
Management Fees                                          0.85%         0.85%         0.85%          0.85%
Distribution and Service (12b-1) Fees(d)                 0.25%         1.00%         1.00%          None

Other Expenses                                           0.37%(e)      0.37%(e)      0.37%(e)       0.37%
                                                         -----         -----         -----          -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.47%(e)      2.22%(e)      2.22%(e)       1.22%

                                                         =====         =====         =====          =====

------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) The fund's investment adviser has agreed to reimburse through April 30, 2004 the Phoenix-Kayne Small-Mid Cap Fund's expenses, other than Management Fees, Distribution and Services Fees, to the extent that such expenses exceed 0.45% for each Class of Shares.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(e) For period since inception on August 30, 2002 through December 31, 2002.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares


                                            Phoenix-Kayne Small-Mid Cap Fund  23
after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS            1 YEAR         3 YEARS         5 YEARS          10 YEARS
-------------- --------------- --------------- ---------------- ----------------

   Class A           $716          $1,013           $1,337           $2,231
-------------- --------------- --------------- ---------------- ----------------
   Class B           $625           $894            $1,190           $2,365
-------------- --------------- --------------- ---------------- ----------------
   Class C           $325           $694            $1,190           $2,554
-------------- --------------- --------------- ---------------- ----------------
   Class X           $124           $387             $670            $1,477

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------

   CLASS            1 YEAR         3 YEARS         5 YEARS          10 YEARS
-------------- --------------- --------------- ---------------- ----------------
   Class B           $225           $694            $1,190           $2,365
-------------- --------------- --------------- ---------------- ----------------
   Class C           $225           $694            $1,190           $2,554

--------------------------------------------------------------------------------


24  Phoenix-Kayne Small-Mid Cap Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Kayne California Intermediate Tax-Free Bond Fund ("California Bond"), Phoenix-Kayne Intermediate Total Return Bond ("Total Return Bond"), Phoenix-Kayne International Fund ("International"), Phoenix-Kayne Large Cap Fund ("Large Cap") and Phoenix-Kayne Small-Mid Cap Fund ("Small-Mid Cap") may engage in the following investment techniques as indicated:


BORROWING
Each fund may obtain fixed interest rate loans from banks. If the securities purchased with such borrowed money decreases in value or does not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.

CMOS, REMICS AND OTHER PASS-THROUGH SECURITIES
Total Return Bond may invest in mortgaged-backed securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

DEPOSITORY RECEIPTS
International may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs), and ADRs not sponsored by U.S. banks. While investment in ADRs and EDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. EDRs, and ADRs which are not sponsored by U.S. banks, are subject to the same investment risks as foreign securities.

EMERGING MARKET INVESTING
International may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.


                                                         Phoenix-Kayne Funds  25

FOREIGN INVESTING
Large Cap and Small-Mid Cap may invest in securities of foreign (non-U.S.) issuers. Foreign investment will primarily be through American Depository Receipts (ADRs). Foreign markets and currencies may not perform as well as U.S. markets, and dividends and other income payable on foreign securities may be subject to foreign taxes.

HIGH YIELD-HIGH RISK SECURITIES
Total Return Bond may invest in high yield-high risk securities. High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

ILLIQUID SECURITIES
The funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

MUTUAL FUND INVESTING
The funds may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

REPURCHASE AGREEMENTS
The funds may invest repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

SECURITIES LENDING
Each fund may loan portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS
The funds may invest in short-term securities, including money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the funds.


26  Phoenix-Kayne Funds

UNRATED FIXED INCOME SECURITIES
The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but because of their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult to accurately predict risk.

U.S. AND FOREIGN GOVERNMENT OBLIGATIONS
The funds may invest in obligations of U.S. and foreign governments and their political subdivisions. Government obligations are not guaranteed to make the value of your shares rise. Foreign obligations are subject to foreign investing risks.

VARIABLE AND FLOATING RATE
Total Return Bond and California Bond may invest in securities with variable and floating rates. Securities with variable and floating rates are more susceptible to interest rate fluctuations and it is more difficult for the adviser to assess their potential return.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Total Return Bond and California Bond may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON BONDS
Total Return Bond and California Bond may invest in debt obligations that do not make any interest or principal payments for a specified time. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources since the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE ADVISER

Kayne Anderson Rudnick Investment Management, LLC ("Kayne") is the investment adviser to each of the funds and is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles,


                                                         Phoenix-Kayne Funds  27

California 90067. Kayne acts as adviser to five mutual funds and acts as investment adviser to institutions and individuals. As of March 31, 2003, Kayne had $8 billion in assets under management. Kayne has been an investment adviser since 1984.

Kayne is a majority-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), located at 56 Prospect Street, Hartford, Connecticut 06115. PXP is the investment management subsidiary of The Phoenix Companies, Inc., a leading provider of wealth management products and services to individuals and businesses. PXP has served investors for over 70 years and as of March 31, 2003, had approximately $52.9 billion in assets under management.


Subject to the direction of the funds' Board of Trustees, Kayne is responsible for managing the funds' investment program and the day-to-day management of the funds' portfolios. Kayne manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Kayne a monthly investment management fee that is accrued daily against the value of that funds' net assets at the following rates:

--------------------------------------------------------------------------------
   California Bond Fund                          0.50%
------------------------------------ -------------------------------------------
   Total Return Bond Fund                        0.50%
------------------------------------ -------------------------------------------
   International Fund                            0.95%
------------------------------------ -------------------------------------------
   Large Cap Fund                                0.75%
------------------------------------ -------------------------------------------
   Small-Mid Cap Fund                            0.85%
--------------------------------------------------------------------------------


During the funds' last fiscal year, the funds paid total management fees in the amounts of $161,966 for the California Bond Fund, $615,762 for the International Fund, $728,521 for the Large Cap Fund; $977,126 for the Small-Mid Cap Fund, and $203,579 for the Total Return Bond Fund.


PORTFOLIO MANAGEMENT
The individual portfolio managers named below are primarily responsible for the day-to-day management of each fund's portfolio:

     California Bond Fund: Kimberly C. Friedricks serves as Portfolio Manager of the fund.

     Total Return Bond Fund: Kimberly C. Friedricks serves as Portfolio Manager of the fund.

     International Fund: Jean-Baptiste Nadal and Craig Stone serve as Co-Portfolio Managers for the fund.

     Large Cap Fund: Allan M. Rudnick and Paul Wayne serve as Co-Portfolio Managers of the fund.


28  Phoenix-Kayne Funds

     Small-Mid Cap Fund: Robert A. Schwarzkopf and Sandra L. Gleason serve as Co-Portfolio Managers of the fund.

KIMBERLY C. FRIEDRICKS is director of Fixed Income and has been with Kayne since 1998. Ms. Friedricks served in a similar role for Joel R. Mogy Investment Counsel, Inc. from August 1987 until June 1998. Ms. Friedricks has over 15 years of fixed-income investment experience.

SANDRA L. GLEASON, CFA has been a Research Analyst with Kayne since 1993. Prior thereto, she was a Senior Consultant for Peterson Consulting Limited Partnership, a business consulting firm. Ms. Gleason has over eight years of experience in the investment industry. She earned a BS degree from the University of Arizona.

JEAN-BAPTISTE NADAL, CFA is Managing Director of International Equity and has been with Kayne since 1994. Prior thereto, he managed international equity portfolios for BearBull, a European investment management firm. Mr. Nadal has more than 18 years of experience in the investment industry, along with public accounting and audit experience. He earned his degree in Finance and Business Administration from SUP de CO, a leading French Business School.

ALLAN M. RUDNICK has been President and Chief Investment Officer of Kayne since 1989. Prior thereto, he was President of Pilgrim Asset Management and Chief Investment Officer for the Pilgrim Group of Mutual Funds. Mr. Rudnick has over 38 years of experience in the investment industry since earning a BA from Trinity College and an MBA from Harvard Business School.

ROBERT A. SCHWARZKOPF, CFA is Managing Director of Small Cap Equity and has been with Kayne since 1991. Prior thereto, he was a Portfolio Manager for the Pilgrim Group of Mutual Funds. Mr. Schwarzkopf has 22 years of experience in the investment industry. He earned BA and MS degrees from the University of Miami.

CRAIG STONE is Senior Research Analyst and has been with Kayne since 2000. Prior thereto, he served as Portfolio Manager at Doheny Asset Management since 1993. Mr. Stone has more than 14 years of experience in the investment industry. He earned a BS from San Francisco State University and an MBA from the University of Southern California.

PAUL WAYNE, CFA is Chief Research Officer for Kayne. Mr. Wayne joined Kayne in 1992 as Vice President of Research. Prior thereto, he served as Director of Research and as a partner at Crowell, Weedon & Co. Mr. Wayne has over 18 years of investment experience. He earned BS and MS degrees from California State University at Long Beach.


                                                         Phoenix-Kayne Funds  29

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?
Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and


30  Phoenix-Kayne Funds
fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Presently four classes of shares are offered of the International, Large Cap and Small-Mid Cap Funds and one class of shares is offered of the California Bond and Total Return Bond Funds. Each class of shares has different sales and distribution charges. See "Fund Expenses" previously in this prospectus. The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES (International, Large Cap and Small-Mid Cap Funds only). If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES (International, Large Cap and Small-Mid Cap Funds only). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor


                                                         Phoenix-Kayne Funds  31
who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES (International, Large Cap and Small-Mid Cap Funds only). If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

CLASS X SHARES. Class X Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. If you are eligible to purchase and do purchase Class X Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class X Shares. For additional information about purchasing Class X Shares, please contact Mutual Fund Services by calling (800) 243-1574.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                              SALES CHARGE AS
                                                              A PERCENTAGE OF
                                               -------------------------------------------
AMOUNT OF                                                                        NET
TRANSACTION                                        OFFERING                     AMOUNT
AT OFFERING PRICE                                   PRICE                      INVESTED
------------------------------------------------------------------------------------------
Under $50,000                                        5.75%                      6.10%
$50,000 but under $100,000                           4.75                       4.99
$100,000 but under $250,000                          3.75                       3.90
$250,000 but under $500,000                          2.75                       2.83
$500,000 but under $1,000,000                        2.00                       2.04
$1,000,000 or more                                   None                       None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES
Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time.


32  Phoenix-Kayne Funds

To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

  Year        1            2           3            4           5             6+
--------------------------------------------------------------------------------
CDSC          5%           4%          3%           2%          2%            0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

  Year        1            2+
--------------------------------------------------------------------------------
CDSC          1%           0%


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to Class X Shares of the funds.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds.

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).


                                                         Phoenix-Kayne Funds  33

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.


         o $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.
Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


34  Phoenix-Kayne Funds

HOW TO BUY SHARES
--------------------------------------------------------------------------------

                                    TO OPEN AN ACCOUNT
----------------------------------- --------------------------------------------
 Through a financial advisor        Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying shares.
----------------------------------- --------------------------------------------
 Through the mail                   Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
 By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------
 Through express delivery           Complete a New Account Application and send
                                    it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184.
----------------------------------- --------------------------------------------
 By Investo-Matic                   Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
 By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).
---------------------------------- ---------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. The International Fund may charge a 2.00% Early Withdrawal Charge on the value of shares (all classes) redeemed or exchanged that are held for less than 30 days. The Early Withdrawal Charge is paid directly to the International Fund (not the adviser) and compensates the fund and its longer-term shareholders for the disruptive effect on the fund caused by short-term investments. The charge will be deducted from your redemption proceeds unless you request that it be taken from the balance in your account.


Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                                         Phoenix-Kayne Funds  35

----------------------------------- --------------------------------------------
                                    TO SELL SHARES
----------------------------------- --------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums
                                    on redemptions of accounts.
----------------------------------- --------------------------------------------
Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund
                                    and account number, and number of shares or
                                    dollar value you wish to sell.
----------------------------------- --------------------------------------------
Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184. Be sure to include the
                                    registered owner's name, fund and account
                                    number, and number of shares or dollar value
                                    you wish to sell.
----------------------------------- --------------------------------------------
By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.
----------------------------------- --------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:


         Send a clear letter of instructions if all of these apply:

         o  The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.


36  Phoenix-Kayne Funds

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o  You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE
For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


                                                         Phoenix-Kayne Funds  37

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.


EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.


         o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily suspend or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.


RETIREMENT PLANS
Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


38  Phoenix-Kayne Funds

INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25 and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.



                                                         Phoenix-Kayne Funds  39

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                                DIVIDEND PAID
--------------------------------------- ----------------------------------------
   California Bond Fund                                   Monthly
--------------------------------------- ----------------------------------------
   International Fund                                   Semiannually
--------------------------------------- ----------------------------------------
   Large Cap Fund                                       Semiannually
--------------------------------------- ----------------------------------------
   Small-Mid Cap Fund                                   Semiannually
--------------------------------------- ----------------------------------------

   Total Return Bond Fund                                 Monthly
--------------------------------------------------------------------------------


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


40  Phoenix-Kayne Funds

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent accountants, Briggs, Bunting & Dougherty, LLP. Their report, together with the funds' financial statements, are included in the funds' most recent 2002 Annual Report, which is available upon request.

PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND


                                                                              CLASS X
                                                   --------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                       2002         2001        2000        1999         1998
                                                      ------       ------      ------      ------       ------
Net asset value, beginning of period                  $10.74       $10.83      $10.29      $10.77       $10.74
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.46         0.47        0.49        0.44         0.43
   Net realized and unrealized gain
     (loss) on investments                              0.24        (0.02)       0.54       (0.48)        0.03
                                                      ------       ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.70         0.45        1.03       (0.04)        0.46
                                                      ------       ------      ------      ------       ------
LESS DISTRIBUTIONS
   From net investment income                          (0.46)       (0.47)      (0.49)      (0.44)       (0.43)
   From net realized gain                              (0.05)       (0.07)         --          --           --
                                                      ------       ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                               (0.51)       (0.54)      (0.49)      (0.44)       (0.43)
                                                      ------       ------      ------      ------       ------
Change in net asset value                               0.19        (0.09)       0.54       (0.48)        0.03
                                                      ------       ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $10.93       $10.74      $10.83      $10.29       $10.77
                                                      ======       ======      ======      ======       ======
Total return                                            6.60%        4.26%      10.18%      (0.44)%       4.37%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)             $33,307      $34,422     $31,353     $41,862       $9,391
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Operating expenses(1)                                0.75%        0.75%       0.75%(2)    0.75%(2)     0.77%
   Net investment income                                4.18%        4.38%       4.63%       4.14%        3.88%
Portfolio turnover rate                                   21%          61%         33%         65%          47%

----------------------------
(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.98%, 0.85%, 0.96%, 1.37% and 2.23% for the period ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 0.74% and 0.71% for the period ended December 31, 2000 and 1999, respectively.



                                                          Phoenix-Kayne Funds 41

--------------------------------------------------------------------------------



PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND


                                                                              CLASS X
                                                   --------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                       2002         2001        2000        1999         1998
                                                      ------       ------      ------      ------       ------
Net asset value, beginning of period                  $10.91       $10.82      $10.44      $11.01       $10.75
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.55         0.57        0.56        0.50         0.51
   Net realized and unrealized gain
     (loss) on investments                              0.45         0.28        0.39       (0.57)        0.30
                                                      ------       ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                   1.00         0.85        0.95       (0.07)        0.81
                                                      ------       ------      ------      ------       ------
LESS DISTRIBUTIONS
   From net investment income                          (0.55)       (0.57)      (0.57)      (0.49)       (0.51)
   From net realized gain                              (0.05)       (0.19)         --       (0.01)       (0.04)
                                                      ------       ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                               (0.60)       (0.76)      (0.57)      (0.50)       (1.55)
                                                      ------       ------      ------      ------       ------
Change in net asset value                               0.40         0.09        0.38       (0.57)        0.26
                                                      ------       ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $11.31       $10.91      $10.82      $10.44       $11.01
                                                      ======       ======      ======      ======       ======
Total return                                            9.45%        7.98%       9.40%      (0.65)%       7.61%
RATIOS/SUPPLEMENT DATA:
Net assets, end of period (thousands)                $42,902      $40,375     $47,097     $53,404      $28,330
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Operating expenses                                   0.88%        0.96%       0.94%       0.94%(1)    10.94%(1)
   Net investment income                                4.96%        5.13%       5.34%       4.94%        4.93%
Portfolio turnover rate                                   27%          50%         10%         66%          49%

----------------------------

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.23% and 1.00% for the period ended December 31, 1999 and 1998, respectively.




42 Phoenix-Kayne Funds

--------------------------------------------------------------------------------


PHOENIX-KAYNE INTERNATIONAL FUND

                                                                              CLASS X
                                                   --------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,

                                                       2002         2001        2000         1999        1998
                                                      ------       ------      ------       ------      ------
Net asset value, beginning of period                  $11.32       $16.15      $18.47       15.51        12.61
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.03         0.04        0.03        0.12         0.08
   Net realized and unrealized gain
     (loss) on investments                             (2.29)       (4.83)      (1.82)       4.68         3.25
                                                      ------       ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                  (2.26)       (4.79)      (1.79)       4.80         3.33
                                                      ------       ------      ------      ------       ------
LESS DISTRIBUTIONS
   From net investment income                          (0.03)       (0.04)      (0.03)      (0.12)       (0.08)
   From net realized gain                                 --           --       (0.50)      (1.72)       (0.35)
   From return of capital                              (0.02)          --          --          --           --
                                                      ------       ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                               (0.05)       (0.04)      (0.53)      (1.84)       (0.43)
                                                      ------       ------      ------      ------       ------
Change in net asset value                              (2.31)       (4.83)      (2.32)       2.96         2.90
                                                      ------       ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $ 9.01       $11.32      $16.15       18.47        15.51
                                                      ======       ======      ======      ======       ======
Total return                                          (20.04)%     (29.72)%     (9.65)%      0.31%        0.26%
RATIOS/SUPPLEMENT DATA:
Net assets, end of period (thousands)                $50,656      $56,513     $51,828     $40,590      $35,436
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.41%        1.38%       1.38%       1.40%(1)     1.38%(1)
   Net investment income                                0.49%        0.09%       0.24%       0.63%        0.85%
Portfolio turnover rate                                   65%          88%         35%         57%          28%




                                                    FROM INCEPTION 8/30/02 TO 12/31/02
                                                   -------------------------------------
                                                     CLASS A      CLASS B     CLASS C
                                                     -------      -------     -------
Net asset value, beginning of period                  $ 9.45       $ 9.45      $ 9.45
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        (0.03)       (0.06)      (0.06)
   Net realized and unrealized gain
     (loss) on investments                             (0.41)       (0.41)      (0.41)
                                                      ------       ------      ------
     TOTAL INCOME (LOSS) FROM INVESTMENT
        OPERATIONS                                     (0.44)       (0.47)      (0.47)
                                                      ------       ------      ------
LESS DISTRIBUTIONS:
   From net investment income                           0.00         0.00        0.00
   From net realized gain                               0.00         0.00        0.00
                                                      ------       ------      ------
     TOTAL DISTRIBUTIONS                                0.00         0.00        0.00
                                                      ------       ------      ------
Change in net asset value                              (0.44)       (0.47)      (0.47)
                                                      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                        $ 9.01       $ 8.98      $ 8.98
                                                      ======       ======      ======
Total return(2)(3)                                     (4.76)%      (4.97)%     (4.97)%
RATIOS/SUPPLEMENT DATA:
Net assets, end of period (thousands)                   $153          $98         $99
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                1.66%        2.41%       2.41%
   Net investment income (loss)(4)                      0.24%       (0.51)%     (0.51)%
Portfolio turnover rate(3)                                65%          65%         65%

----------------------------

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.47% and 1.45% for the period ended December 31, 1999 and 1998, respectively.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Not annualized.
(4) Annualized.


                                                          Phoenix-Kayne Funds 43

--------------------------------------------------------------------------------



PHOENIX-KAYNE LARGE CAP FUND


                                                                              CLASS X
                                                   --------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,

                                                       2002         2001        2000        1999         1998
                                                      ------       ------      ------      ------       ------
Net asset value, beginning of period                  $15.81       $17.97      $18.67      $17.03       $17.28
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.06         0.05        0.06        0.04         0.11
   Net realized and unrealized gain
     (loss) on investments                             (2.78)       (2.03)      (0.44)       2.71         2.38
                                                      ------       ------      ------      ------       ------
     TOTAL INCOME FROM INVESTMENT
        OPERATIONS                                     (2.72)       (1.98)      (0.38)       2.75         2.49
                                                      ------       ------      ------      ------       ------
LESS DISTRIBUTIONS
   From net investment income                          (0.06)       (0.05)      (0.03)      (0.04)       (0.11)
   From net realized gain                              (0.00)       (0.13)      (0.29)      (1.07)       (2.63)
                                                      ------       ------      ------      ------       ------
     TOTAL DISTRIBUTIONS                               (0.06)       (0.18)      (0.32)      (1.11)       (2.74)
                                                      ------       ------      ------      ------       ------
Change in net asset value                              (2.78)       (2.16)      (0.70)       1.64        (0.25)
                                                      ------       ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                        $13.03       $15.81      $17.97      $18.67       $17.03
                                                      ======       ======      ======      ======       ======
Total return                                          (17.25)%     (11.03)%     (2.00)%     16.33%       14.14%
RATIOS/SUPPLEMENT DATA:
Net assets, end of period (thousands)                $77,263     $104,770    $131,252    $123,505      $48,581
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.04%        0.95%       0.90%       1.03%(1)     1.11%
   Net investment income                                0.42%        0.30%       0.30%       0.28%        0.57%
Portfolio turnover rate                                   26%          32%         42%         33%          76%


                                                    FROM INCEPTION 8/30/02 TO 12/31/02
                                                    ----------------------------------
                                                     CLASS A      CLASS B     CLASS C
                                                    ---------    ---------   ---------
Net asset value, beginning of period                 $13.53       $13.53      $13.53
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                       (0.00)       (0.01)      (0.01)
   Net realized and unrealized gain
     (loss) on investments                            (0.51)       (0.54)      (0.54)
                                                     ------       ------      ------
     TOTAL INCOME (LOSS) FROM INVESTMENT
        OPERATIONS                                    (0.51)       (0.55)      (0.55)
                                                     ------       ------      ------
LESS DISTRIBUTIONS:
   From net investment income                          0.00         0.00        0.00
   From net realized gain                              0.00         0.00        0.00
                                                     ------       ------      ------
     TOTAL DISTRIBUTIONS                               0.00         0.00        0.00
                                                     ------       ------      ------
Change in net asset value                             (0.51)       (0.55)      (0.55)
                                                     ------       ------      ------
NET ASSET VALUE, END OF PERIOD                       $13.02       $12.98      $12.98
                                                     ======       ======      ======
Total return(1)(2)                                    (3.77)%      (4.07)%     (4.07)%
RATIOS/SUPPLEMENT DATA:
Net assets, end of period (thousands)                $4,012         $336        $575
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                               1.29%        2.04%       2.04%
   Net investment income (loss)(3)                     0.17%       (0.58)%     (0.58)%
Portfolio turnover rate(2)                               26%          26%         26%

----------------------------
(1) Maximum sales charges are not reflected in the total return calculation.
(2) Not annualized.
(3) Annualized.


44 Phoenix-Kayne Funds

--------------------------------------------------------------------------------



PHOENIX-KAYNE SMALL-MID CAP FUND


                                                                               CLASS X
                                                    --------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,

                                                        2002        2001        2000         1999        1998
                                                       ------      ------      ------       ------      ------
 Net asset value, beginning of period                  $17.70      $17.19      $14.82       $15.04      $13.12
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        (0.06)      (0.01)       0.04         0.07        0.05
    Net realized and unrealized gain
      (loss) on investments                             (3.30)       1.15        3.54         0.47        2.07
                                                       ------      ------      ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS                  (3.36)       1.14        3.58         0.54        2.12
                                                       ------      ------      ------       ------      ------
 LESS DISTRIBUTIONS:
    From net investment income                             --       (0.01)      (0.04)       (0.07)      (0.05)
    From net realized gain                                 --       (0.62)      (1.17)       (0.69)         --
    From return of capital                                 --          --          --           --       (0.15)
                                                       ------      ------      ------       ------      ------
      TOTAL DISTRIBUTIONS                                  --       (0.63)      (1.21)       (0.76)      (0.20)
                                                       ------      ------      ------       ------      ------
 Change in net assets value                             (3.36)      (0.51)       2.37        (0.22)       1.92
                                                       ------      ------      ------       ------      ------
 NET ASSET VALUE, END OF PERIOD                        $14.34      $17.70      $17.19       $14.82      $15.04
                                                       ======      ======      ======       ======      ======
 Total return                                          (18.98)%      6.40%      24.77%        3.64%      16.17%
 RATIOS/SUPPLEMENT DATA:
 Net assets, end of period (millions)                 $98,112     $95,138     $42,560      $46,997     $33,017
 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   1.22%       1.17%       1.29%        1.30%(1)    1.30%(1)
    Net investment income (loss)                        (0.38)%     (0.14)%      0.26%        0.53%       0.38%
 Portfolio turnover rate                                   16%         17%         50%          50%         28%


                                                     FROM INCEPTION 8/30/02 TO 12/31/02
                                                    ------------------------------------
                                                      CLASS A     CLASS B     CLASS C
                                                     ---------   ---------   ---------
 Net asset value, beginning of period                 $15.29       $15.29      $15.29
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                       (0.02)      ( 0.02)      (0.03)
    Net realized and unrealized gain
      (loss) on investments                            (0.93)       (0.97)      (0.95)
                                                     -------       ------      ------
      TOTAL INCOME (LOSS) FROM INVESTMENT
         OPERATIONS                                    (0.95)       (0.99)      (0.98)
                                                     -------       ------      ------
 LESS DISTRIBUTIONS:
    From net investment income                          0.00         0.00        0.00
    From net realized gain                              0.00         0.00        0.00
                                                     -------       ------      ------
      TOTAL DISTRIBUTIONS                               0.00         0.00        0.00
                                                     -------       ------      ------
 Change in net asset value                             (0.95)       (0.99)      (0.98)
                                                     -------       ------      ------
 NET ASSET VALUE, END OF PERIOD                      $ 14.34       $14.30      $14.31
                                                     =======       ======      ======
 Total return(2)(3)                                    (6.21)%      (6.47)%     (6.47)%
 RATIOS/SUPPLEMENT DATA:
 Net assets, end of period (thousands)                $2,086         $626        $572
 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses(4)                               1.47%        2.22%       2.22%
    Net investment income (loss)(4)                     0.62%       (1.37)%     (1.37)%
 Portfolio turnover rate(2)                               16%          16%         16%

----------------------------

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.34% and 1.35% for the period ended December 31, 1999 and 1998, respectively.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Not annualized.
(4) Annualized.


                                                          Phoenix-Kayne Funds 45

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[logo]PHOENIX
      INVESTMENT PARTNERS, LTD.
      A member of The Phoenix Companies, Inc.


For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PhoenixInvestments.com.

ADDITIONAL INFORMATION

You can find more information about the funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS

Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P. O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

                                                                                              E-DELIVERY
Information about the funds (including the SAI) can be reviewed and copied at                 OF YOUR FUND
the Securities and Exchange Commission's (SEC) Public Reference Room in                       COMMUNICATIONS
Washington, DC. For information about the operation of the Public Reference                   NOW AVAILABLE!
Room, call 1-202-942-8090. This information is also available on the SEC's
Internet site at sec.gov. You may also obtain copies upon payment of a                        TO SIGN UP, GO TO
duplicating fee by writing the Public Reference Section of the SEC, Washington,               THE INDIVIDUAL
DC 20549-6009 or by electronic request at publicinfo@sec.gov.                                 INVESTORS AREA AT
                                                                                              PhoenixInvestments.com
Mutual Fund Services: 1-800-243-1574                                                          AND LOG IN. SELECT AN
Advisor Consulting Group: 1-800-243-4361                                                      ACCOUNT, THEN CLICK THE
Text Telephone: 1-800-243-1926                                                                "E-DELIVERY" BUTTON.



Investment Company Act File No. 811-07705
PXP 1718 (5/03)

                               PHOENIX-KAYNE FUNDS

            PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

                PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND

                        PHOENIX-KAYNE INTERNATIONAL FUND

                          PHOENIX-KAYNE LARGE CAP FUND

                        PHOENIX-KAYNE SMALL-MID CAP FUND

                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067



                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2003

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix-Kayne Funds, dated May 1, 2003, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.



                                TABLE OF CONTENTS

                                                                            PAGE
The Trust ..................................................................   1
Investment Restrictions ....................................................   1
Investment Techniques and Risks ............................................   2
Risk Factors................................................................  13
Performance Information ....................................................  16
Performance Comparisons ....................................................  17
Portfolio Turnover .........................................................  18
Portfolio Transactions .....................................................  18
Services of the Adviser.....................................................  19

Determination of Net Asset Value ...........................................  22
How to Buy Shares ..........................................................  22
Alternative Purchase Arrangements ..........................................  22
Investor Account Services ..................................................  25
How to Redeem Shares .......................................................  27
Tax Sheltered Retirement Plans .............................................  28
Dividends, Distributions and Taxes .........................................  28
The Administrator...........................................................  31
The Distributor ............................................................  31
Distribution Plans..........................................................  32
Management of the Trust.....................................................  33
Additional Information .....................................................  41
Appendix....................................................................  43


                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361

                         Text Telephone: (800) 243-1926


PXP 1719 (5/03)

                                    THE TRUST

   The Phoenix-Kayne Funds (the "Trust") is an open-end management investment company organized under Delaware law in 1996 as a Delaware business trust. Previously, it was named Kayne Anderson Rudnick Mutual Funds, and prior to that, Kayne Anderson Mutual Funds.

   The Trust's Prospectus describes the investment objectives and strategies that each of the Funds currently offered by the Trust will employ in seeking to achieve its investment objective. The Funds are: Phoenix-Kayne California Intermediate Tax-Free Bond Fund (the "California Bond Fund"), the Phoenix-Kayne Intermediate Total Return Bond Fund (the "Total Return Bond Fund"), the Phoenix-Kayne International Fund (the "International Fund"), Phoenix-Kayne Large Cap Fund (the "Large Cap Fund"), and the Phoenix-Kayne Small-Mid Cap Fund (the "Small-Mid Cap Fund"), (each, a "Fund" and, together, the "Funds"), Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   Each Fund may not:

   (1) change its status as a diversified series, which requires that each Fund, with respect to 75% of its total assets, not invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of the Fund's total assets may be invested without restriction except to the extent other investment restrictions may be applicable); provided, that the foregoing limitation shall not apply to the California Bond Fund;

   (2) invest 25% or more of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities or tax-exempt securities issued by state governments or political subdivisions);

   (3) borrow money, except each Fund may enter into bank loans for temporary or emergency purposes or engage in otherwise permissible leveraging activities (including reverse repurchase agreements and dollar roll transactions that are accounted for as financings) in an amount not in excess of one-third of the value of the Fund's total assets (at the lesser of acquisition cost or current market value). No investments will be made by any Fund if its borrowings exceed 10% of total assets;

   (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements and dollar roll transactions, and options transactions, or issuing shares of beneficial interest in multiple classes;

   (5) make loans of more than one-third of the Fund's net assets, including loans of securities, except that the Fund may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan;

   (6) purchase or sell commodities or commodity contracts, except that the Fund may invest in companies that engage in such businesses to the extent otherwise permitted by the Fund's investment policies and restrictions and by applicable law, and may engage in otherwise permissible options and futures activities as described in the Prospectus and this Statement of Additional Information (such as foreign currency hedging);

   (7) purchase or sell real estate, except that the Fund may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

   (8) underwrite securities of any other company, except that the Fund may invest in companies that engage in such businesses, and except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

   (9) notwithstanding any other fundamental investment restriction or policy, each Fund reserves the right to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that Fund.

   The Board of Trustees, as a matter of policy or in response to specific state and/or federal legal requirements, has adopted the following additional investment restrictions which may be changed at the Board's discretion (consistent with any applicable legal requirements).

   A Fund may not:

   (1) purchase or write put, call, straddle or spread options except as described in the Prospectus or Statement of Additional Information;

   (2) make short sales (except covered or "against the box" short sales) or purchases on margin, except that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of its portfolio securities and, as required in connection with permissible options, futures, short selling and leveraging activities as described elsewhere in the Prospectus and Statement of Additional Information;

   (3) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements, dollar roll transactions, short sales, financial options and other hedging activities);

   (4) purchase the securities of any company for the purpose of exercising management or control (but this restriction shall not restrict the voting of any proxy);

   (5) purchase more than 10% of the outstanding voting securities of any one issuer;

   (6) purchase the securities of other investment companies, except as permitted by the 1940 Act and except as otherwise provided in the Prospectus (each Fund reserves the right to invest all of its assets in shares of another investment company);

   (7) participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

   (8) invest, in the aggregate, more than 10% of its net assets in illiquid securities;

   (9)  invest more than 5% of its net assets in indexed securities.

   Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

   To the extent these restrictions reflect matters of operating policy, which may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.


                         INVESTMENT TECHNIQUES AND RISKS

PORTFOLIO SECURITIES AND INVESTMENT TECHNIQUES
   The Funds may utilize the following practices or techniques in pursuing their investment objectives.

BORROWING
   Each Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and each Fund may pledge its assets in connection with such borrowings. A Fund will not purchase any securities while any such borrowings exceed 10% of that Fund's total assets (including reverse repurchase agreements and dollar roll transactions that are accounted for as borrowings).

   Each Fund aggregates reverse repurchase agreements and dollar roll transactions that are accounted for as financings with its bank borrowings for purposes of limiting borrowings to one-third of the value of the Fund's total assets.

CURRENCY HEDGING AND RISK MANAGEMENT PRACTICES
   The Funds that may invest in foreign securities do not expect to engage actively in hedging practices. However, from time to time when deemed appropriate by the Adviser, they may seek to protect against the effect of adverse changes in currency exchange rates that are adverse to the present or prospective position of a Fund by employing forward currency exchange contracts or options (sometimes called "derivatives"). A forward currency contract is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

   The Funds generally enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering in a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Adviser believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter in a forward contract to buy or sell the currency approximating the value of some or all of a Fund's portfolio securities denominated in such currency. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately anticipated.

   A Fund also may purchase a put or call option on a currency in an effort to hedge its current or prospective investments. A Fund will not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of the its total assets. There can be no assurance that hedging transactions by a Fund, if employed, will be successful.

   Despite their limited use, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions, the Funds might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Funds.

DEBT SECURITIES
   Each Fund may invest in debt securities including all types of domestic or U.S. dollar-denominated foreign debt securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, U.S. Government and U.S. Government agency securities, zero coupon bonds, and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and longer-term repurchase agreements.

   In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon and yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions.

   After a purchase, the rating of a debt issue may be reduced below the minimum rating acceptable for purchase by a Fund. A subsequent downgrade does not require the sale of the security, but the Adviser will consider such an event in determining whether to continue to hold the obligation. Appendix "A" contains a description of bond ratings from major ratings agencies.

   ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans, such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed securities generally are issued by governmental, government-related and private organizations. Asset-backed securities may be prepaid prior to maturity, and hence, their actual life can vary considerably from the stated maturity. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. In addition, like other debt securities, the value of asset-backed securities will normally decline in periods of rising interest rates. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

   BELOW INVESTMENT GRADE DEBT SECURITIES. Each Fund may purchase lower-rated debt securities, (e.g., those rated "BB" and "B" by Standard & Poor's Corporation ("S&P") or "Ba" and "B" by Moody's Investors Service, Inc. ("Moody's")) that have reduced prospects for payment of principal and interest. See Appendix A for a description of these ratings. Lower-rated debt securities are considered to be speculative and have a greater risk of default or price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

   The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Funds to value their portfolio securities, and their ability to dispose of these lower-rated debt securities.

   Because the risk of default is higher for lower-quality securities and can increase with the age of these securities, the Adviser's research and credit analysis are an integral part of managing any securities of this type held by the Funds. In considering investments for the Funds, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is sound enough to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

   MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. In the case of mortgage-related securities, including real estate mortgage investment conduits and collateralized mortgage obligations, prepayments of principal by mortgagors or mortgage foreclosures will affect the average life of the mortgage-related securities remaining in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and by factors including general economic conditions, the underlying location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the average life of a pool of mortgage-related securities. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. Unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

   Adjustable-Rate Mortgage-Related Securities ("ARMS"). Because the interest rates on the mortgages underlying ARMS reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

   Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

   The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each underlying mortgage loan must include whole loans, undivided participation interests in whole loans or participation in another FHLMC security.

   Federal National Mortgage Association ("FNMA"). FNMA is a federally chartered and privately-owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

   Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following:

   (1) fixed-rate level payment mortgage loans;

   (2) fixed-rate growing equity mortgage loans;

   (3) fixed-rate graduated payment mortgage loans;

   (4) variable-rate mortgage loans;

   (5) other adjustable-rate mortgage loans; and

   (6) fixed-rate mortgage loans secured by multifamily projects.

   Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration ("FHA") under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

   GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:

   (1) fixed-rate level payment mortgage loans;

   (2) fixed-rate graduated payment mortgage loans;

   (3) fixed-rate growing equity mortgage loans;

   (4) fixed-rate mortgage loans secured by manufactured (mobile) homes;

   (5) mortgage loans on multifamily residential properties under construction;

   (6) mortgage loans on completed multifamily projects;

   (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans);

   (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and

   (9) mortgage-backed serial notes.

   Privately Issued Mortgage-Related Securities. The Funds may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans, mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans, and bonds and collateralized mortgage obligations ("CMOs").

   Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

   The Funds may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

   MUNICIPAL SECURITIES. Because the California Bond Fund invests a substantial portion of its total assets in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"), the Fund generally will have a lower yield than if it primarily purchased higher yielding taxable securities, commercial paper or other securities with correspondingly greater risk. Generally, the value of Municipal Securities held by the California Bond Fund will fluctuate inversely with interest rates.

   Custodial Receipts. The California Bond Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Securities that underlie the custodial receipts. A number of different arrangements are possible. In the most common custodial receipt arrangement, an issuer or a third party owning the Municipal Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts with different characteristics. In each case, however, payments on the two classes are based on payments received on the underlying Municipal Securities. One class has the characteristics of a typical auction-rate security, having its interest rate adjusted at specified intervals, and its ownership changes based on an auction mechanism. The interest rate of this class generally is expected to be below the coupon rate of the underlying Municipal Securities and generally is at a level comparable to that of a Municipal Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, although inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Security of comparable quality and maturity and their purchase by the California Bond Fund should increase the volatility of its net asset value and, thus, its price per share. The California Bond Fund also may purchase directly from issuers, and not in a private placement, Municipal Securities having the same characteristics as the custodial receipts.

   General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   Industrial Development Bonds. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

   Obligations with Puts Attached. The California Bond Fund may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the securities' maturity date. Although an obligation with a put attached is not a put option in the usual sense, it is commonly known as a "put" and is also referred to as a "stand-by commitment." The California Bond Fund will use such puts in accordance with regulations issued by the Securities and Exchange Commission (the "SEC"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The California Bond Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put and that tax-exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that stand-by commitments will be available to the California Bond Fund nor has it assumed that such commitments would continue to be available under all market conditions. There may be other types of municipal securities that become available and are similar to the foregoing described Municipal Securities in which the California Bond Fund may invest.

   Participation Interests. The California Bond Fund may purchase from financial institutions participation interests in Municipal Securities, such as industrial development bonds and municipal lease/purchase agreements. A participation interest gives a Fund an undivided interest in a Municipal Security in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has approved as meeting the Board's standards, or, alternatively, the payment obligation will be collateralized by U.S. Government securities.

   For certain participation interests, the California Bond Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in a Municipal Security, plus accrued interest. As to these instruments, the California Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Securities, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of their investment portfolios.

   Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying Municipal Security may, without penalty, terminate its obligation to make payment. In such event, the holder of such security must look to the underlying collateral, which is often a municipal facility used by the issuer.

   Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

   Tender Option Bonds. The California Bond Fund may purchase tender option bonds and similar securities. A tender option bond is a Municipal Security, generally held pursuant to a custodial arrangement, having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, coupled with an agreement of a third party, such as a bank, broker-dealer or other financial institution, granting the security holders the option, at periodic intervals, to tender their securities to the institution and receive their face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Adviser, on behalf of the California Bond Fund, considers on a periodic basis the creditworthiness of the issuer of the underlying Municipal Security, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. Tender option bonds with a tender feature that cannot be exercised on not more than seven days' notice or having no secondary market available will be considered illiquid securities.

   U.S. GOVERNMENT SECURITIES. Generally, U.S. Government Securities held by the Funds will increase in value when interest rates decrease and will decrease in value when interest rates increase. U.S. Government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Financing Corporation, Federal Financing Bank, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, Resolution Funding Corporation, Student Loan Marketing Association, and Washington Metropolitan Area Transit Authority, among others. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Adviser determines that the instrumentality's credit risk makes its securities suitable for investment by the Fund.

   VARIABLE RATE DEMAND NOTES. Variable rate demand notes ("VRDNs") are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. These notes can be tax-exempt obligations. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

   The California Bond Fund also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution ("Institution"), typically a commercial bank. Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation, and thus participates on the same basis as the institution in such obligation, except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, provides a letter of credit, and issues a repurchase commitment.

   Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the California Bond Fund may invest in such VRDNs, the issuers or underlying institutions of which the Adviser believes are creditworthy and satisfy the quality requirements of the California Bond Fund. The Adviser periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

   During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. The California Bond Fund may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

   ZERO COUPON DEBT SECURITIES. The Funds may invest in zero coupon securities. Zero coupon debt securities do not make interest payments; instead, they are sold at a discount from face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily net asset value, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The amount of the discount on a zero coupon bond (other than a zero coupon Municipal Security) acquired by a Fund from its issuer must be included in the Fund's income during the period when the Fund holds the bond, even though the Fund does not receive payments of interest on the bond. In order to qualify for favorable federal income tax treatment, a Fund may have to increase its distributions to shareholders to reflect the amount of the discount that the Fund includes in its income, and may be required to borrow to meet its distribution requirements.

DEFENSIVE INVESTMENTS
   The Adviser supports its selection of individual securities through intensive research and pursues qualitative and quantitative disciplines to determine when securities should be purchased and sold. In unusual circumstances, economic, monetary and other factors may cause the Adviser to assume a temporary, defensive position during which a portion of each Fund's assets may be invested in cash and short-term instruments. The Funds also may lend securities, and use repurchase agreements.

DEPOSITARY RECEIPTS
   The Large Cap, Small-Mid Cap, International, and Total Return Bond Funds may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments available in emerging markets or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of these Funds' investment policies, these Funds' investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

DOLLAR ROLL TRANSACTIONS
   The Funds may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by that Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of that Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for that Fund exceeding the yield on the securities sold. When a Fund enters into a dollar roll transaction, it will designate liquid assets having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

FOREIGN CURRENCY TRANSACTIONS
   Because the Funds may invest in foreign securities, the Funds may hold foreign currency deposits from time to time, and may convert U.S. dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

   In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. A Fund also could enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

   The Funds also may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euros value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund also could hedge the position by selling another currency expected to perform similarly to the Euro -- for example, by entering into a forward contract to sell Euros in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedge securities are denominated.

   SEC guidelines require mutual funds to designate appropriate liquid assets to cover forward currency contracts that are deemed speculations. The Funds are not required to designate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

   A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has designated cash or high-quality liquid assets having a value sufficient to cover its obligations).

   The successful use of forward currency contracts will depend on the Adviser's skill in analyzing and predicting currency values. Forward contracts may change a Fund's investment exposure to changes in currency exchange rates substantially, and could result in losses to a Fund if exchange rates do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged a Fund by selling currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Adviser's use of forward currency contracts will be advantageous to any Fund or that the Adviser will hedge at an appropriate time. If the Adviser is not correct in its forecast of interest rates, market values and other economic factors, a Fund would be better off without a hedge. The policies described in this section are non-fundamental policies of the Funds.

ILLIQUID INVESTMENTS
   Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including:

   (1) the frequency of trades and quotations,

   (2) the number of dealers and prospective purchasers in the marketplace,

   (3) dealer undertakings to make a market,

   (4) the nature of the security (including any demand or tender features),

   (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment); and

   (6) in the case of foreign currency-denominated securities, any restriction on currency conversion.

   Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options (and securities underlying such options), certain mortgage-backed securities, certain tender option bonds and restricted securities. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

INDEXED SECURITIES
   The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. No Fund will invest more than 5% of its net assets in indexed securities. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; for example, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a call option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

   The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES
   Although not currently intended, the Funds may purchase put and call options on securities in which they have invested, on foreign currencies represented in their portfolios and on any securities index based in whole or in part on securities in which these Funds may invest. The Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

   A Fund normally would purchase call options only in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

   A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

   Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against the price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price and premium) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

   The Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will designate liquid assets with an aggregate value equal to at least the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.

OTHER INVESTMENT COMPANIES
   Each Fund may invest up to 10% of its total assets in securities issued by other investment companies investing in securities in which the Fund can invest provided that such investment companies invest in portfolio securities in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), require a Fund to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

POOLED FUND
   Each Fund, subject to authorization by the Board of Trustees, and notwithstanding any other investment restriction, is authorized to invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in pooled funds.

REPURCHASE AGREEMENTS
   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a specified number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which a Fund engages will require at least 100% collateralization of the seller's obligation during the entire term of the repurchase agreement. Each Fund may engage in straight repurchase agreements and tri-party repurchase agreements. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in connection with bankruptcy proceedings involving a counterparty), it is each Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.

RESTRICTED SECURITIES
   Restricted securities, which are one type of illiquid securities, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price that prevailed when it decided to seek registration of the security. Currently, no Fund invests more than 10% of its assets in securities which have legal or contractual restrictions on their resale unless there is an actual dealer market for the particular issue and it has been determined to be a liquid issue as described below.

   In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

   Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

   The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Trustees.

REVERSE REPURCHASE AGREEMENTS
   The Funds may engage in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank, broker-dealer or other financial institution, in return for cash, and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund generally will designate cash and high quality liquid assets to cover its obligation under the agreement. The Funds enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. A Fund's reverse repurchase agreements and dollar roll transactions that are accounted for as financings will be included among that Fund's borrowings for purposes of its investment policies and limitations.

SECURITIES LENDING
   Each Fund may lend its securities in an amount not exceeding 30% of its assets to parties such as broker-dealers, banks, or institutional investors if the loan is collateralized in accordance with applicable regulations. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

   Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SHORT SALES
   The Funds may engage in short sales of securities. In a short sale, the Fund sells stock that it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less then the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

   A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.

   When a Fund engages in short sales, its custodian designates an amount of liquid assets equal to the difference between (1) the market value of the securities sold short at the time they were sold short (or later market value), and (2) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The designated assets are marked-to-market daily, provided that at no time will the amount designated plus the amount deposited with the broker be less than the market value of the securities when they were sold short (or later market value).

   In addition, the Funds in the future also may make short sales "against the box," i.e., when a security identical to one owned by a Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to designate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities), and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. A short sale against the box also will constitute a constructive sale of the security and recognition of any applicable gain or loss.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES
   The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed-delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the goal of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds will designate liquid assets with a value equal in value to commitments for when-issued or delayed delivery securities. The designated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.


                                  RISK FACTORS

DEBT SECURITIES
   Debt securities held by the Funds may be subject to several types of investment risk. Market or interest rate risk relates to the change in market value caused by fluctuations in prevailing interest rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Such an event would require a Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which could cause fluctuations in a Fund's net income. A Fund also may be exposed to event risk, which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

   The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates. Generally, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value. In an effort to maximize income consistent with its investment objective, the Total Return Bond Fund and the California Bond Fund may, at times, change the average maturity of their investment portfolios. This can be done by investing a larger portion of assets in relatively longer term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter and intermediate term maturities when a rise in interest rates is indicated.

EXCHANGE RATES AND POLICIES
   The International Fund endeavors to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

   The Fund may be affected, either favorably or unfavorably, by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

FOREIGN SECURITIES
   The Large Cap, Small-Mid Cap, International, and Total Return Bond Funds have the right to purchase, and the International Fund emphasizes, securities in foreign countries. Accordingly, shareholders should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

   Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

   Brokerage commissions, fees for custodial services and other costs relating to investments by these Funds in other countries are generally greater than in the U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions and resulted in settlement difficulty. The inability of a Fund to make intended security purchases because of settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security because of settlement problems could result in loss to a Fund if the value of the portfolio security declined or results in claims against the Fund if it had entered into a contract to sell the security. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

   Because the securities owned by the Large Cap, Small-Mid Cap, International and Total Return Bond Funds may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect a Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Adviser's ability to predict movements in exchange rates.

HEDGING TRANSACTIONS
   While transactions in options or other "hedging positions" may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for that Fund than if it had not entered into any hedging positions. If the correlation between a hedging position and portfolio position which is intended to be protected is imperfect, the desired protection may not be obtained, and a Fund may be exposed to risk of financial loss.

   Perfect correlation between a Fund's hedging positions and portfolio positions may be difficult to achieve because hedging instruments in many foreign countries are not yet available. In addition, it is not possible to hedge fully against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

INTEREST RATES
   The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

   Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

   Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Adviser's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

LEVERAGE
   Leveraging the Funds through various forms of borrowing creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

MUNICIPAL SECURITIES
   Because the California Bond Fund invests primarily in Municipal Securities, its performance may be especially affected by factors pertaining to the economies of various states and other factors specifically affecting the ability of issuers of Municipal Securities to meet their obligations.

   The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Municipal Securities may be affected from time to time by economic, political, geographic and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect the ability to meet financial obligations. The availability of federal, state and local aid to issuers of Municipal Securities also may affect their ability to meet their obligations.

   Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, social, environmental and regulatory policies and conditions in a given state. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by a particular State, and there is no responsibility on the part of a particular State to make payments on such local obligations.

   Any reduction in the actual or perceived ability of an issuer of Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of Municipal Securities as well. For example, in recent years, certain state constitutional and statutory amendments and initiatives have restricted the ability of those states' taxing entities to increase real property and other tax revenues. Other initiative measures approved by voters, through limiting various other taxes, have resulted in a substantial reduction in certain state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these measures on the ability of specific issuers to pay interest or repay principal. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of Municipal Securities.

PRICE FLUCTUATION
   Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of debt securities changes as interest rates fluctuate. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of securities in which a Fund invests will cause the net asset value of that Fund to fluctuate. An investment in a Fund therefore may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

SMALL COMPANIES
   Investors in Funds that invest in smaller companies should consider carefully the special risks involved. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

                             PERFORMANCE INFORMATION

   Performance information for each Fund (and Class of Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as the "yield" of the Total Return Bond Fund and California Bond Fund, and as "average annual total return" and "total return" of any of the other Funds.

YIELD

   Quotations of the yield for the Total Return Bond Fund and California Bond Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or class of
Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or class on the last day of the period, according to the following formula:

               (a-b)
    YIELD = 2[( --- + 1)(6)-1]
               (c-d)

    where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the net asset value per share on the last day of the period.



   For the 30-day period ended December 31, 2002, the yield for the Total Return Bond Fund Class X Shares was 3.56% and for the California Bond Fund Class X Shares was 4.01%. Formerly, Class X Shares were the only and unnamed class of shares of these two funds.


AVERAGE ANNUAL TOTAL RETURN
   A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"). The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

   Calculation of a Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.


   The manner in which total return will be calculated for public use is described above. The following table illustrates average annual total return for each Fund for the periods ended December 31, 2002.

               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002


                                                              1 YEAR           5 YEARS       SINCE INCEPTION   INCEPTION DATE
                                                              ------           -------       ---------------   --------------

CALIFORNIA BOND FUND--CLASS X SHARES                                                                              10/28/96
Return Before Taxes                                            6.60%             4.93%            4.68%
Return After Taxes on Distributions                            6.50%             4.88%            4.64%
Return After Taxes on Distributions                            5.81%             4.81%            4.56%
 and Sale of Fund Shares



                                                              1 YEAR           5 YEARS       SINCE INCEPTION   INCEPTION DATE
                                                              ------           -------       ---------------   --------------


INTERNATIONAL FUND--CLASS X SHARES                                                                                10/18/96
Return Before Taxes                                          -20.04%            -3.38%            0.08%
Return After Taxes on Distributions                          -20.12%            -4.18%           -0.64%
Return After Taxes on Distributions                          -12.30%            -2.50%            0.19%
 and Sale of Fund Shares

CLASS A
--Return Before Taxes                                         N/A               N/A             -10.24%           08/30/02
CLASS B
--Return Before Taxes                                         N/A               N/A              -9.72%           08/30/02
CLASS C
--Return Before Taxes                                         N/A               N/A              -5.92%           08/30/02

LARGE CAP FUND--CLASS X SHARES                                                                                     5/1/95
Return Before Taxes                                          -17.25%            -0.85%            7.99%
Return After Taxes on Distributions                          -17.38%            -1.95%            6.63%
Return After Taxes on Distributions                          -10.59%            -0.67%            6.48%
 and Sale of Fund Shares

CLASS A
--Return Before Taxes                                         N/A               N/A              -9.30%           08/30/02
CLASS B
--Return Before Taxes                                         N/A               N/A              -8.86%           08/30/02
CLASS C
--Return Before Taxes                                         N/A               N/A              -5.02%           08/30/02

SMALL-MID CAP FUND--CLASS X SHARES                                                                                10/18/96
Return Before Taxes                                          -18.98%             5.30%            7.96%
Return After Taxes on Distributions                          -18.98%             4.38%            7.14%
Return After Taxes on Distributions                          -11.66%             4.12%            6.40%
 and Sale of Fund Shares

CLASS A
--Return Before Taxes                                         N/A               N/A             -11.61%           08/30/02
CLASS B
--Return Before Taxes                                         N/A               N/A             -11.15%           08/30/02
CLASS C
--Return Before Taxes                                         N/A               N/A              -7.41%           08/30/02

TOTAL RETURN BOND FUND--CLASS X SHARES                                                                            10/28/96
Return Before Taxes                                            9.45%             6.69%            6.61%
Return After Taxes on Distributions                            7.26%             4.52%            4.43%
Return After Taxes on Distributions                            5.82%             4.32%            4.24%
 and Sale of Fund Shares



   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Trust also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                             PERFORMANCE COMPARISONS

   Each Fund or Class of Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services,

Inc., and rating services such as Morningstar, Inc. Additionally, a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), Standard & Poor's 400 MidCap Index (the "S&P 400"), Dow Jones Industrial Average, Europe Australia Far East Index ("EAFE"), NAREIT Equity Index, Consumer Price Index, J.P. Morgan Emerging Markets Bond Index, Lehman Brothers Municipal Bond Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 Index is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.



                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.


                             PORTFOLIO TRANSACTIONS

   In effecting fund transactions for the Trust, each adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   Each adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker-dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker-dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended December 31, 2000, 2001 and 2002 brokerage commissions paid by the Trust on portfolio transactions totaled $305,643, $564,805 and $405,365, respectively. In the fiscal years ended December 31, 2000, 2001 and 2002, no brokerage commissions were paid to affiliates for portfolio transactions. Brokerage commissions of $166,928 paid during the fiscal year ended December 31, 2002, were paid on fund transactions aggregating $83,133,442 executed by brokers who provided research and other statistical and factual information.


   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.


                             SERVICES OF THE ADVISER


   Kayne Anderson Rudnick Investment Management, LLC ("Kayne" or the "Adviser") is the Adviser for the Funds. Its principal office is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. Kayne is an SEC-registered investment adviser organized as a California limited liability company. The Adviser's predecessor was founded in 1984, by Richard Kayne and John Anderson. The Adviser is in the business of furnishing investment advice to sponsored program, private and institutional clients and managed, as of March 31, 2003, approximately $8 billion for such clients. The Adviser is a majority-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-5056.

   PXP has served investors for over 70 years and as of March 31, 2003 PXP had approximately $52.9 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (PIC) (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.


   Pursuant to an Investment Management Agreement (the "Management Agreement"), the Adviser determines the composition of the Funds' portfolios, the nature and timing of the changes to the Funds' portfolios and the manner of implementing such changes. The Adviser also (a) provides the Funds with investment advice, research and related services for the investment of their assets, subject to such directions as it may receive from the Board of Trustees; (b) pays all of the Trust's executive officers' salaries and executive expenses (if any); (c) pays all expenses incurred in performing its investment advisory duties under the Management Agreement; and
(d) furnishes the Funds with office space and certain administrative services. The services of the Adviser to the Funds are not deemed to be exclusive, and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Funds may reimburse the Adviser (on a cost recovery basis only) for any services performed for a Fund by the Adviser outside its duties under the Management Agreement.

   The Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Any such management fee reimbursement will be accounted for on the financial statements of a Fund as a contingent liability of the Fund, and will appear as a footnote to the Fund's financial statements until such time as it appears that the Fund will be able to effect such reimbursement. At such time as it appears probable that a Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

   For managing the investment of each fund, the Adviser is entitled to a fee, payable monthly, at the following annual rates:

     FUND                            MANAGEMENT FEE
     ----                            --------------
     Large Cap Fund                      0.75%
     Small-Mid Cap Fund                  0.85%
     International Fund                  0.95%
     Total Return Bond Fund              0.50%
     California Bond Fund                0.50%


   Management fees accrued by each fund for the fiscal years ended December 31, 2000, 2001 and 2002 are as follows:

     FUND                                2000             2001            2002
     ----                                ----             ----            ----
     Large Cap Fund                   $1,009,765        $881,878        $728,521
     Small-Mid Cap Fund               $  378,861        $570,397        $977,126
     International Fund               $  493,406        $510,557        $615,762
     Total Return Bond Fund           $  235,069        $235,450        $203,579
     California Bond Fund             $  156,616        $165,775        $161,966


   The Management Agreement continues from year to year with respect to each Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On 60 days' written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act).

   The Management Agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

EXPENSES
   Each Fund will pay all expenses related to its operation which are not borne by the Adviser or the Distributor. These expenses include, among others: legal and auditing expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; brokerage commissions or charges; fees of custodians, transfer agents, registrars or other agents; distribution plan fees; expenses relating to the redemption or repurchase of a Fund's shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, printing and distributing to Fund shareholders prospectuses, proxy statements, reports, notices and dividends; cost of stationery; costs of shareholders' and other meetings of a Fund; fees paid to members of the Board of Trustees (other than members who are affiliated persons of the Adviser or Distributor); a Fund's pro rata portion of premiums of any fidelity bond and other insurance covering a Fund and the Trust's officers and trustees or other expenses of the Trust; and expenses including prorated portions of overhead expenses (in each case on cost recovery basis only) of services for a Fund performed by the Adviser outside of its investment advisory duties under the Management Agreement. A Fund also is liable for such nonrecurring expenses as may arise, including litigation to which a Fund may be a party. Each Fund has agreed to indemnify its trustees and officers with respect to any such litigation. Each Fund also paid its own organizational expenses, which were amortized over five years.

   The Adviser has agreed to reduce its fee to each Fund by the amount, if any, necessary to keep the Fund's annual operating expenses (expressed as a percentage of its average daily net assets), at or below the lesser of the following levels:


    FUND                       CLASS A      CLASS B       CLASS C       CLASS X
    ----                       -------      -------       -------       -------
    Large Cap Fund              1.45%        2.20%         2.20%         1.20%
    Small-Mid Cap Fund          1.55%        2.30%         2.30%         1.30%
    International Fund          1.65%        2.40%         2.40%         1.40%
    Total Return Bond Fund       N/A          N/A           N/A          0.95%
    California Bond Fund         N/A          N/A           N/A          0.75%


   The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required.

   During the past three years, Kayne reimbursed the Funds the following amounts:


    FUND                         2000        2001          2002
    ----                         ----        ----          ----
    Large Cap Fund                --          --            --
    Small-Mid Cap Fund            --          --            --
    International Fund            --          --            --
    Total Return Bond Fund        --          --            --
    California Bond Fund       $66,383      $30,868      $75,806

   At December 31, 2002, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Funds for the California Bond Fund is $173,057.

   At December 31, 2002, the Advisor may recapture a portion of the reimbursed amounts of the California Bond Fund of $66,383 no later than December 31, 2003, $30,868 no later than December 31, 2004 and $75,806 no later than December 31, 2005.

   Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

   For the year ended December 31, 2002, the Advisor recouped fees previously waived and expenses absorbed in the amount of $8,744 for the International Fund.


   The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   In determining whether to renew the Advisory Agreement each year, the Board of Trustees evaluates information provided by the Advisor in accordance with
Section 15(c) of the 1940 Act, as well as information provided by service providers to the Funds including the administrator, legal counsel and independent third parties. At its last annual review meeting in November 2002, the Board considered a number of factors in reviewing and recommending renewal of the existing Agreement, including the nature and quality of services provided to the Funds, fees and expenses borne by the Funds, and paid or received by the Advisor. The Board also reviews substantial information about the Funds at its regular quarterly meetings.


   In reviewing the quality of services provided to the Funds, the Board considered comparative performance information for the Funds. The Board also reviewed the quality and depth of the Advisor's organization in general and of the investment professionals providing services to the Funds. In reviewing the fees and expenses borne by the Funds, the Board noted, among other things, that the Funds' respective advisory fees and their total expenses over various periods of time, as a percentage of their average net assets, were favorable generally in relation to the relevant peer groups.

   Based on the review, the Board, including the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act, concluded that the advisory fees and other expenses of the Funds are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying those fees and expenses.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES

   For Class A Shares, Class B Shares and Class C Shares, the minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. For Class X Shares, the minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. For purchases of Class X Shares by private clients of the Adviser and Schwab OneSource accounts, the minimum initial investment is $2,000 and the minimum subsequent investment is $250. Completed applications for the purchase of shares should be mailed to:
Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES--INTERNATIONAL FUND, LARGE CAP FUND AND SMALL-MID CAP FUND ONLY
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES--INTERNATIONAL FUND, LARGE CAP FUND AND SMALL-MID CAP FUND ONLY
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES--INTERNATIONAL FUND, LARGE CAP FUND AND SMALL-MID CAP FUND ONLY
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS X SHARES--ALL FUNDS
   Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy;
(14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any Class of Shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any Class of Shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares or Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT
   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix-Kayne Funds. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail to Equity Planning an Account Application.


                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at

(800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information.

EXCHANGES
   Under certain circumstances, shares of any Phoenix-Kayne Fund may be exchanged for shares of the same class of another Phoenix-Kayne Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes See also "Dividends, Distributions and Taxes.". Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix-Kayne Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption.

The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.


EARLY WITHDRAWAL CHARGE
   A Early Withdrawal Charge of 2.00% will be assessed on redemptions of Fund shares that are held for less than thirty days. This fee will not be imposed on Fund shares acquired through the reinvestment of dividends or other distributions and may not be applicable to certain qualified accounts held by financial intermediaries. In determining whether a redemption fee will be imposed, it will be assumed that the redemption is made on Fund shares that have been held the longest. This is commonly referred to as "first-in, first-out." This will result in you paying the lowest redemption fee possible or no redemption fee at all.


REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more.


REDEMPTIONS BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.


                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains of the current year. Unless a shareholder elects cash distributions on the Account Application form or submits a written request to a Fund at least 10 full business days before the record date for a distribution in which the shareholder elects to receive such distribution in cash, distributions will be credited to the shareholder's account in additional shares of a Fund based on the net asset value per share at the close of business on the day following the record date for such distribution.

   Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

   Each Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to maintain such qualification. In order to so qualify, a Fund must meet certain requirements with respect to the source of its income, diversification of its assets and distributions to its shareholders. Dividends declared by a Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

   Under Subchapter M, a Fund will not be subject to federal income taxes on the net investment income and capital gains it distributes to shareholders, provided that at least 90% of its investment company taxable income for the taxable year is so distributed. A Fund will generally be subject to federal income taxes on its undistributed net investment income and capital gains. A nondeductible 4% excise tax also is imposed on each regulated investment company to the extent that it does not distribute to investors in each calendar year an amount equal to 98% of its ordinary income for such calendar year plus 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year plus 100% of any undistributed ordinary or capital gain net income for the prior period. Each Fund intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax.

   The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be more beneficial to the shareholders. In such case, a Fund will be subject to federal and state corporate income taxes on its income and gains, and all dividends and distributions to shareholders will be ordinary dividend income to the extent of the Fund's earnings and profits.

   The Funds may write, purchase or sell certain option and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless the Funds are eligible to make a special election, such option and foreign currency contracts that are "Section 1256 contracts" will be "marked-to-market" for federal income tax purposes at the end of each taxable year, i.e., each option contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in such option contracts will be 60% long-term and 40% short-term capital gain or loss.

   Section 1092 of the Code, which applies to certain "straddles," may affect the taxation of the Funds' transactions in option contracts. Under Section 1092, the Funds may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options.

   Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

   The Funds also may invest in the stock of foreign companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that a Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Funds will endeavor to limit their exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Since it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, these Funds may incur the PFIC tax in some instances.

   Dividends of net investment income (including any net realized short-term capital gains other than exempt-interest dividends described below) paid by a Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, by a Fund are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of the Fund have been held. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them, unless they have borrowed to purchase or carry their shares of a Fund. Statements as to the tax status of distributions to shareholders will be mailed annually.

   Provided that, as anticipated, the California Bond Fund qualifies as a regulated investment company under the Code, and, at the close of each quarter of its taxable year at least 50% of the value of the total assets of that Fund consists of obligations the interest on which is exempt from federal income tax, that Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by that Fund on such obligations, are exempt from federal income tax. The total amount of exempt-interest dividends paid by the California Bond Fund to its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on tax-exempt obligations less any expenses attributable to such interest. Income from other transactions engaged in by the California Bond Fund, such as income from options and repurchase agreements, will be taxable distributions to its shareholders.

   The Code may subject interest received on otherwise tax-exempt securities to an alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income.

   Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the California Bond Fund is not deductible for federal income tax purposes. Under regulations prescribed by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of this Fund.

   Up to 85% of social security or railroad retirement benefits may be included in federal taxable income of recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and exempt-interest dividends) plus 50% of their benefits exceed certain base amounts. Income from the California Bond Fund is included in the calculation of whether a recipient's income exceeds these base amounts, but is not taxable directly.

   From time to time, proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such proposals were enacted, the availability of Municipal Securities for investment by the California Bond Fund and the value of that Fund's portfolio would be affected. In such event, that Fund would reevaluate its investment objectives and policies.

   Any dividend from net investment income or distribution of long-term capital gains received by a shareholder will have the effect of reducing the net asset value of a Fund's shares held by such shareholder by the amount of the dividend or distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the dividend of net investment income or a long-term capital gain distribution, such dividend or distribution, although constituting a return of capital, nevertheless will be taxable as described above. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless be taxable to them.

   Any gain or loss realized upon an exchange or redemption of shares in a Fund by a shareholder who holds the shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon an exchange or redemption of shares of a Fund held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

   All or a portion of a loss realized upon the exchange or redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. In addition, with respect to the California Bond Fund, any loss realized upon the exchange or redemption of shares of the Fund held (or treated as held) for six months or less will be disallowed to the extent of any exempt-interest dividends received on the shares.

   Dividends paid by a Fund will be eligible for the 70% dividends received deduction for corporate shareholders, to the extent that a Fund's income is derived from certain qualifying dividends received from domestic corporations. Availability of the deduction is subject to certain holding period and debt-financing limitations. Capital gain distributions are not eligible for the 70% dividends received deduction.

   A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata share of all foreign income taxes paid by the Fund. If this election is made by a Fund, shareholders will be (i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. If a Fund does not qualify to, or does not, make the election, the Fund will deduct the foreign income taxes it pays. The International Fund may qualify to make this election.

   The foregoing discussion and related discussion in the Prospectus do not purport to be a complete description of all tax implications of an investment in a Fund. A shareholder should consult his or her own tax adviser for more information about the application of federal, state, local, or foreign taxes to an investment in the Fund. Paul, Hastings, Janofsky & Walker, LLP has expressed no opinion in respect thereof.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gain distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.


                                THE ADMINISTRATOR


   The Funds have an Administration Agreement with U.S. Bancorp Fund Services, LLC (the "Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA 91741. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' qualifications and/or registrations to sell shares in all states where each Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. For its services, each Fund pays the Administrator an annual fee equal to 0.075% of the first $40 million of average daily net asset value, 0.050% of the next $40 million, 0.025% of the next $40 million and 0.010% thereafter, subject to a minimum annual fee.

   The following table sets forth Administration Fees paid by each Fund for the fiscal years ended December 31 as indicated:

    FUND                          2000           2001           2002
    ----                          ----           ----           ----
    California Bond Fund        $30,086        $28,326        $29,999
    International Fund          $35,083        $36,926         52,357
    Large Cap Fund              $61,200        $59,173         64,303
    Small-Mid Cap Fund          $32,314        $43,221         68,243
    Total Return Bond Fund      $33,452        $33,587         30,565


                                 THE DISTRIBUTOR


   Equity Planning, a registered broker-dealer which is an indirect wholly-owned subsidiary of PNX, serves as Distributor of the Trust's shares. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115. John F. Sharry, William R. Moyer and Robert S. Driessen, officers of the Trust are officers of Equity Planning.



   The Trust and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.


   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. Prior to September 2, 2002, Quasar Distributors, LLC served as the Funds' distributor and there were no sales charges applicable to the sole class of shares available. For the period September 2, 2002 through fiscal year ended December 31, 2002, purchasers of shares of the Funds paid aggregate sales charges of $36,880, of which the Distributor received net commission of $23,400, respectively, for its services, the balance being paid to dealers. For the fiscal year ended December 31, 2002, the Distributor received net commissions of $3,518 for Class A Shares and deferred sales charges of $19,882 for Class B Shares and Class C Shares.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

LARGE CAP FUND, SMALL-MID CAP FUND AND INTERNATIONAL FUND

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
       -----------------              -----------------             ------------------        ----------------------------
Under $50,000                               5.75%                          6.10%                          5.25%

$50,000 but under $100,000                  4.75                           4.99                           4.25

$100,000 but under $250,000                 3.75                           3.90                           3.25

$250,000 but under $500,000                 2.75                           2.83                           2.25

$500,000 but under $1,000,000               2.00                           2.04                           1.75

$1,000,000 or more                          None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker-dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


                               DISTRIBUTION PLANS


   Effective September 2, 2002 the Trust has adopted a distribution plan for each class of shares, except Class X Shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.


   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.


   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   For the fiscal year ended December 31, 2002, the Fund paid 12b-1 fees in the amount of $5,238, of which the Distributor received $3,916, W.S. Griffith & Co., Inc., an affiliate, received $7 and unaffiliated broker-dealers received $1,315. The 12b-1 payments were used for (1) compensating dealers, $21,770, (2) compensating sales personnel, $3,018, (3) advertising, $968, (4) printing and mailing of prospectuses to other than current shareholders, $52, (5) service costs, $366 and (6) other, $393.


   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE TRUST


   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the Investment Company Act of 1940 and Delaware business trust law.

TRUSTEES AND OFFICERS
   The Trustees are responsible for the overall management of the Fund, including establishing the Fund's policies, general supervision and review of their investment activities. The officers who administer the Fund's daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below.


                                                        INDEPENDENT TRUSTEES
                                                        --------------------

                                                      NUMBER OF
                                                     PORTFOLIOS
                                                       IN FUND
                                                       COMPLEX                    PRINCIPAL OCCUPATION(S)
                                      LENGTH OF        OVERSEEN                   DURING PAST 5 YEARS AND
    NAME, (AGE), AND ADDRESS         TIME SERVED      BY TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
    ------------------------         -----------     ----------             -----------------------------------
E. Virgil Conway (73)               Served since         35       Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC           November 2002.                since 2001.  Trustee/Director, Realty Foundation of New
101 Park Avenue                                                   York (1972-present), Pace University (1978-present), New
New York, NY 10178                                                York Housing Partnership Development Corp. (Chairman)
                                                                  (1981-present), Greater New York Councils, Boy Scouts of
                                                                  America (1985-present), Academy of Political Science
                                                                  (Vice Chairman) (1985-present), Urstadt Biddle Property
                                                                  Corp. (1989-present), The Harlem Youth Development
                                                                  Foundation (1998-present).  Chairman, Metropolitan
                                                                  Transportation Authority (1992-2001).  Director, Trism,
                                                                  Inc. (1994-2001), Consolidated Edison Company of New
                                                                  York, Inc. (1970-2002), Atlantic Mutual Insurance
                                                                  Company (1974-2002), Centennial Insurance Company
                                                                  (1974-2002), Josiah Macy, Jr., Foundation (1975-2002),
                                                                  Union Pacific Corp. (1978-2002), Blackrock Freddie Mac
                                                                  Mortgage Securities Fund (Advisory Director)
                                                                  (1990-2002), Accuhealth (1994-2002).

Harry Dalzell-Payne (73)            Served since         35       Currently retired.
The Flat, Elmore Court              November 2002.
Elmore, GL05, GL2 3NT
U.K.

Geraldine M. McNamara (51)          Served since         33       Managing Director, U.S. Trust Company of New York
United States Trust Company of NY   November 2002.                (private bank) (1982-present).
114 West 47th Street
New York, NY 10036

Everett L. Morris (74)              Served since         35       Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company             November 2002.                management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302


                              INTERESTED TRUSTEES*
                              --------------------

   The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                       NUMBER OF
                                                      PORTFOLIOS
                                                        IN FUND
                                                        COMPLEX                       PRINCIPAL OCCUPATION(S)
     NAME, (AGE)  ADDRESS AND          LENGTH OF        OVERSEEN                      DURING PAST 5 YEARS AND
      POSITION(S) WITH TRUST          TIME SERVED      BY TRUSTEE               OTHER DIRECTORSHIPS HELD BY TRUSTEE
      ----------------------          -----------      ----------               -----------------------------------

   *Philip R. McLoughlin (56)       Served since          46            Director, PXRE Corporation (Delaware) (1985-present),
   56 Prospect Street               November                            World Trust Fund (1991-present). Chairman (1997-2002),
   Hartford, CT 06115-0480          2002.                               Director (1995-2002), Vice Chairman (1995-1997) and Chief
                                                                        Executive Officer (1995-2002), Phoenix Investment
   Chairman                                                             Partners, Ltd. Director, Executive Vice President and
                                                                        Chief Investment Officer, The Phoenix Companies, Inc.
                                                                        (2001-2002).  Director (1994-2002) and Executive Vice
                                                                        President, Investments (1988-2002), Phoenix Life
                                                                        Insurance Company. Director (1983-2002) and Chairman
                                                                        (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                        (1984-2002) and President (1990-2000), Phoenix Equity
                                                                        Planning Corporation. Chairman and Chief Executive
                                                                        Officer, Phoenix/Zweig Advisers LLC (1999-2002). Director
                                                                        and President, Phoenix Investment Management Company
                                                                        (2001-2002). Director and Executive Vice President,
                                                                        Phoenix Life and Annuity Company (1996-2002). Director
                                                                        and Executive Vice President, PHL Variable Insurance
                                                                        Company (1995-2002). Director, Phoenix National Trust
                                                                        Company (1996-2002). Director and Vice President, PM
                                                                        Holdings, Inc. (1985-2002). Director, PHL Associates,
                                                                        Inc. (1995-2002). Director (1992-2002) and President
                                                                        (1992-1994), WS Griffith Securities, Inc.


   *Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with The Phoenix Companies, Inc., and its affiliates.


                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
                                             ------------------------------------------

                                       POSITION(S) HELD
                                        WITH TRUST AND
                                           LENGTH OF
      NAME, (AGE) AND ADDRESS             TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
      -----------------------             -----------                  -------------------------------------------
   Allan M. Rudnick (61)              President and Chief         President and Chief Investment Officer, Kayne Anderson Rudnick
   Kayne Anderson Rudnick             Investment Officer          Investment Management, LLC (1989-present).
   Investment Management, LLC         since 1995; Chief
   1800 Avenue of the Stars           Executive Officer
   Suite 200                          since 2002; Trustee
   Los Angeles, CA 90067              (1995-2002).

   William R. Moyer (58)              Executive Vice              Executive Vice President and Chief Financial Officer
   56 Prospect Street                 President since 2002.       (1999-present), Senior Vice President and Chief Financial
   Hartford, CT 06115-0480                                        Officer (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                                  (1998-present), Senior Vice President, Finance (1990-present),
                                                                  Chief Financial Officer (1996-present), and Treasurer
                                                                  (1998-present), Phoenix Equity Planning Corporation. Director
                                                                  (1998-present), Senior Vice President (1990-present), Chief
                                                                  Financial Officer (1996-present) and Treasurer (1994-present),
                                                                  Phoenix Investment Counsel, Inc. Senior Vice President and Chief
                                                                  Financial Officer, Duff & Phelps Investment Management Co.
                                                                  (1996-present). Vice President, Phoenix Fund Complex
                                                                  (1990-present).



                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
                                             ------------------------------------------

                                       POSITION(S) HELD
                                        WITH TRUST AND
                                           LENGTH OF
      NAME, (AGE) AND ADDRESS             TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
      -----------------------             -----------                  -------------------------------------------
   John F. Sharry (50)                Executive Vice              President, Private Client Group (1999-present), Executive Vice
   56 Prospect Street                 President since             President, Retail Division (1997-1999), Phoenix Investment
   Hartford, CT 06115-0480            2002.                       Partners, Ltd. President, Private Client Group, Phoenix Equity
                                                                  Planning Corporation (2000-present). Executive Vice President,
                                                                  Phoenix Fund Complex (1998-present).

   Ralph Walter (55)                  Chief Operating             Chief Operating Officer and Treasurer, Kayne Anderson Rudnick
   Kayne Anderson Rudnick             Officer and                 Investment Management, LLC (2000-present). Chief Administrative
   Investment Management, LLC         Treasurer since             Officer, ABN AMRO (1986-2000).
   1800 Avenue of the Stars           2000; Chief
   Suite 200                          Financial Officer
   Los Angeles, CA 90067              since 2002.

   Robert S. Driessen (55)            Vice President              Vice President and Compliance Officer, Phoenix Investment
   56 Prospect Street                 since  2002.                Partners, Ltd. (1999-present) and Vice President, Phoenix
   Hartford, CT 06115-0480                                        Investment Counsel, Inc. (1999-2003). Vice President,
                                                                  Phoenix Fund Complex (1999-present). Compliance Officer
                                                                  (2000-present) and Associate Compliance Officer (1999), PXP
                                                                  Securities Corp. Vice President, Risk Management
                                                                  Liaison, Bank of America (1996-1999). Vice
                                                                  President, Securities Compliance, The Prudential
                                                                  Insurance Company of America (1993-1996). Branch
                                                                  Chief/Financial Analyst, Securities and Exchange
                                                                  Commission, Division of Investment Management
                                                                  (1972-1993).

   Richard J. Wirth (44)              Vice President,             Vice President and Insurance and Investment Products Counsel
   One American Row                   Secretary and               (2002-present), Counsel (1993-2002), Phoenix Life Insurance
   Hartford, CT 06102                 Counsel since 2002.         Company.


                              CONSULTING COMMITTEE

The Trust has established a Consulting Committee consisting of those former Independent Trustees of the Trust who accepted the Board's invitation to become a member and of certain other individuals identified by Phoenix management. The Consulting Committee provides consultation to the Board in connection with fund governance and related matters, as appropriate, in the course of the Board's deliberations. The Committee's members are appointed for a two-year term and are paid an annual stipend of $8,000, plus reasonable expenses incurred in the performance of the required services. The Consulting Committee does not meet independently from the Board and its members attend only those meetings to which they are invited by the Chairman of the Board of Trustees. The current Consulting Committee members and their business affiliations for the past five years are set forth below.

                                                         NUMBER OF
                                                        PORTFOLIOS
                                                         IN FUND
                                                         COMPLEX
                                                         OVERSEEN
                                                            BY
                                                        CONSULTING                    PRINCIPAL OCCUPATION(S)
       NAME (AGE) ADDRESS AND            LENGTH OF       COMMITTEE                    DURING PAST 5 YEARS AND
        POSITION(S) WITH TRUST          TIME SERVED       MEMBER                OTHER DIRECTORSHIPS HELD BY TRUSTEE
        ----------------------          -----------       ------                -----------------------------------
   Carl D. Covitz (63)                 Served since          5       President of Vision Investments, a firm involved in the
   c/o Landmark Capital, Inc.          November 2002.                entertainment industry., since 1982. Trustee, Kayne
   725 Riven Rock Road                                               Anderson Rudnick Mutual Funds (1995-2002)
   Montecito, CA 93108

   Marilyn E. LaMarche (68)            Served since         28*      Limited Managing Director, Lazard Freres & Co. LLC
   Lazard Freres & Co. LLC             November 2002.                (1983-present). Director, The Phoenix Companies, Inc.
   30 Rockefeller Plaza, 59th Floor                                  (2001-present) and Phoenix Life Insurance Company
   New York, NY 10020                                                (1989-present). Trustee, Phoenix Funds (2002-present).



                                                         NUMBER OF
                                                        PORTFOLIOS
                                                         IN FUND
                                                         COMPLEX
                                                         OVERSEEN
                                                            BY
                                                        CONSULTING                    PRINCIPAL OCCUPATION(S)
       NAME (AGE) , ADDRESS AND          LENGTH OF       COMMITTEE                    DURING PAST 5 YEARS AND
        POSITION(S) WITH TRUST          TIME SERVED       MEMBER                OTHER DIRECTORSHIPS HELD BY TRUSTEE
        ----------------------          -----------       ------                -----------------------------------


   James M. Oates (56)                 Served since         30**     Chairman, Hudson Castle Group Inc. (formerly IBEX
   Hudson Castle Group Inc.            November 2002.                Capital Markets Inc.) (financial services)
   C/o Northeast Investment                                          (1997-present). Managing Director, Wydown Group
   Management, Inc.                                                  (consulting firm) (1994-present). Director, Investors
   50 Congress Street, Ste. 1000                                     Financial Service Corporation (1995-present), Investors
   Boston, MA 02109                                                  Bank & Trust Corporation (1995-present), Stifel
                                                                     Financial (1996-present), Connecticut River Bancorp
                                                                     (1998-present), Connecticut River Bank (1998-present)
                                                                     and Trust Company of New Hampshire (2002-present).
                                                                     Director and Treasurer, Endowment for Health, Inc.
                                                                     (2000-present). Chairman, Emerson Investment
                                                                     Management, Inc. (2000-present).  Investment Committee,
                                                                     New Hampshire Charitable Foundation (2001-present).
                                                                     Vice Chairman, Massachusetts Housing Partnership
                                                                     (1998-1999). Director, Blue Cross and Blue Shield of
                                                                     New Hampshire (1994-1999), AIB Govett Funds
                                                                     (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                                     Investment Partners, Ltd. (1995-2001) and 1Mind, Inc.
                                                                     (1999-2003), Plymouth Rubber Co. (1995-2003).

   Ferdinand L. J. Verdonck (59)       Served since          5       Managing Director, Almanij N.V. (holding company of
   Nederpolder 7,                      November 2002.                Almanij Group) (1992-present). Director, Almanij N.V.,
   B-9000 Gent                                                       KBC Bank & Insurance Holding Company N.V., KBC Bank
   Belgium                                                           N.V., KBC Insurance N.V., Brussels, Belgium,
                                                                     Kredietbank S.A. Luxembourgeoise, and various
                                                                     affiliated companies in the Almanij Group. Director,
                                                                     The Fleming Continental European Investment Trust plc.
                                                                     Director, Phoenix Investment Partners, Ltd. (19__-2001).

   William H. Waldorf (64)             Served since          5       Chief Executive Officer of Landmark Management Group,
   Landmark Capital Group, LLC         November 2002.                Inc., and its affiliated companies. Trustee, Kayne
   100 Jericho Quadrangle #109                                       Anderson Rudnick Mutual Funds (1995-2002).
   Jericho, NY 11753

 * Ms. LaMarche serves as a member of the Board of Trustees for 23 of these 28 portfolios.

** Mr. Oates serves as a member of the Board of Trustees for 25 of these 30 portfolios.

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. They are:

   The Audit Committee. The Audit Committee is responsible for overseeing the Fund's accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, their system of internal control, the independent audit process, and the fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its current members are E. Virgil Conway, Harry Dalzell-Payne, Geraldine M. McNamara and Everett L. Morris. The Committee met twice during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Philip R. McLoughlin, and Geraldine
M. McNamara. The Committee was established on November 5, 2002 and met did not meet during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Geraldine M. McNamara and Everett L. Morris. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee was established on November 5, 2002 and did not meet during the Trust's last fiscal year.

COMPENSATION
   The Trustees who are not affiliated with the Adviser or the Distributor receive a fee of $2,000 for each regular Board meeting attended and $250 for each committee meeting attended, together with reasonable expenses. Consulting Committee members are paid an annual stipend of $8,000, plus reasonable expenses. The officers of the Trust, and the Trustees who are considered "interested persons" of the Trust, receive no compensation directly from it for performing the duties of their offices. However, those officers and Trustees of the Trust who are officers or partners of the Adviser or the Distributor may receive remuneration indirectly because the Adviser receives a management fee from the Fund. The aggregate compensation paid by the Trust to each Trustee during the fiscal year ended December 31, 2002 is set forth below.


                                                                PENSION OR RETIREMENT
NAME OF TRUSTEE OR                AGGREGATE COMPENSATION     BENEFITS ACCRUED AS PART OF      TOTAL COMPENSATION FROM
CONSULTING COMMITTEE MEMBER           FROM THE TRUST               FUND EXPENSES             THE TRUST AND FUND COMPLEX
---------------------------           --------------               -------------             --------------------------
Arnold B. Brustin*                        $12,250                       None                           $12,250
E. Virgil Conway**                        $2,250                        None                           $122,000
Carl D. Covitz*                           $12,250                       None                           $12,250
Harry Dalzell-Payne**                     $2,250                        None                           $110,000
Gerald I. Isenberg*                       $10,250                       None                           $12,250
Marilyn E. LaMarche***                    $2,000                        None                            $2,000
Philip R. McLoughlin**                     None                         None                             None
Geraldine M. McNamara**                   $2,250                        None                           $65,500
Everett L. Morris**                       $2,250                        None                           $102,625
James M. Oates***                         $2,000                        None                           $82,500
Allan M. Rudnick*                          None                         None                             None
Ferdinand L. J. Verdonck***               $2,000                        None                            $2,000
William H. Waldorf*                       $14,250                       None                           $12,250

* Messrs. Brustin, Covitz, Isenberg, Rudnick and Waldorf served on the Board of Trustees until November 5, 2002. Messrs. Covitz and Waldorf are members of the current Consulting Committee.

** Ms. McNamara and Messrs. Conway, Dalzell-Payne, McLoughlin and Morris were elected by shareholders at a special meeting held on November 5, 2002.

*** Ms. LaMarche and Messrs. Oates and Verdonck are members of the current
    Consulting Committee.

The Trust does not maintain pension or retirement plans.

TRUSTEE OWNERSHIP OF SECURITIES
   As of December 31, 2002, the current Trustees owned shares of certain Funds in the dollar ranges as indicated below:


                                    AMOUNT INVESTED KEY
                                    -------------------
                                    A. $1-$10,000
                                    B. $10,001-$50,000
                                    C. $50,001-$100,000
                                    D. over $100,000



                                                                                                    AGGREGATE DOLLAR RANGE
                                                                                                    OF EQUITY SECURITIES
                                                                                                    IN ALL REGISTERED
                                                                                                    INVESTMENT COMPANIES
                                 CALIFORNIA   INTERMEDIATE                                          OVERSEEN BY TRUSTEE IN
                                 TAX-EXEMPT   TAX-EXEMPT    INTERNATIONAL  LARGE CAP   SMALL-MID    FAMILY OF INVESTMENT
                                 BOND FUND    BOND FUND     FUND           FUND        CAP FUND     COMPANIES

    E. Virgil Conway                --            --            --           --           --                 A
    Harry Dalzell-Payne             --            --            --           --           --                --
    Geraldine M. McNamara           --            --            --           --           --                --
    Philip R. McLoughlin            --            --            --           --           --                 D
    Everett L. Morris               --            --            --           --           --                 D

   As of April 7, 2003, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of the Funds.


PRINCIPAL SHAREHOLDERS

   As of April 7, 2003 for the International Fund, Large Cap Fund and Small-Mid Cap Fund and as of April 11, 2003 for the California Bond Fund and the Total Return Bond Fund, the following persons held of record 5% or more of the outstanding shares of the Funds:

NAME OF SHAREHOLDER                           FUND AND CLASS                    PERCENTAGE OF THE CLASS      NUMBER OF SHARES
-------------------                           --------------                    -----------------------      ----------------
BNY Clearing Services, LLC                    Large Cap Fund Class X                      12.14%                773,267.012
Post & Co. 725000                             International Fund Class X                  15.78%                827,896.779
111 East Kilbourn Avenue
Milwaukee, WI  53202

BNY Clearing Services, LLC                    Small-Mid Cap Fund Class X                   6.09%                429,648.158
A/C 6556-5202                                 Total Return Bond Fund Class X              19.43%                728,468.802
Post & Co. 725000
111 East Kilbourn Avenue
Milwaukee, WI  53202

Bear Stearns Securities Corp.(1)              Large Cap Fund Class X                       7.83%                498,919.568
FBO 402-90559-12                              California Bond Fund Class X                32.21%              1,040,359.909
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.(1)              California Bond Fund Class X                17.60%                568,574.000
FBO 402-90559-15
1 Metrotech Center North
Brooklyn, NY  11201-3859

Charles Schwab & Co., Inc.(1)                 Small-Mid Cap Fund Class X                  15.41%              1,086,577.584
Special Custody Account for                   International Fund Class X                  26.67%              1,399,652.236
Benefit of Customers                          Total Return Bond Fund Class X              14.44%                541,631.356
Attn: Mutual Funds                            California Bond Fund Class X                13.03%                420,782.571
101 Montgomery Street
San Francisco, CA  94104

Daine Rauscher Inc. Cust                      Large Cap Fund Class C                       5.67%                  3,522.336
FBO Tony Goodman
3 Cedro Place
Dallas, TX 75230-3000

Daine Rauscher Inc. Cust                      Large Cap Fund Class C                       9.40%                  5,836.996
FBO Boog-Scott Family Ltd.
Partnership
John Boog-Scott Gen'l Partner
4232 Danmire
Richardson, TX 75082-3758

Lehman Brothers Inc.                          International Fund Class C                  22.28%                  3,214.696
836-54259-10
101 Hudson Street, 31st Floor
Jersey City, NJ  07302-3915

LPL Financial Services                        International Fund Class A                   8.45%                  2,052.356
A/C 3927-9872
9785 Town Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                        Large Cap Fund Class B                       6.96%                  2,608.916
A/C 1118-3058
9785 Town Centre Drive
San Diego, CA 92121-1968



NAME OF SHAREHOLDER                           FUND AND CLASS                    PERCENTAGE OF THE CLASS      NUMBER OF SHARES
-------------------                           --------------                    -----------------------      ----------------

LPL Financial Services                        International Fund Class A                  10.56%                  2,565.853
A/C 2263-1047
9785 Town Centre Drive
San Diego, CA 92121-1968

MLPF&S for the Sole Benefit                   Small-Mid Cap Fund Class A                  10.57%                 35,328.949
of its Customers(1)                           Small-Mid Cap Fund Class B                  23.30%                 15,429.641
Attn: Fund Administration                     Small-Mid Cap Fund Class C                  24.22%                 40,125.640
4800 Deer Lake Drive East, Floor 3            Large Cap Fund Class B                      21.59%                  8,091.674
Jacksonville, FL  32246.6484                  Large Cap Fund Class C                      15.04%                  9,343.423

NFSC FEBO #F2J-000019                         Large Cap Fund Class X                       5.17%                329,010.956
FIIOC as Agent for Qualified Employee         Total Return Bond Fund Class X              10.12%                379,374.111
Benefit Plans (401K)
FINOPS-IC Funds
100 Magellan Way KWIC
Convington, KY 41015-1987

NFSC FEBO #579-464821                         California Bond Fund Class X                15.26%                493,084.490
Richard Shapiro - Large Cap
10360 Strathmore Drive
Los Angeles, CA  90024-2550

PaineWebber for the Benefit  of               Large Cap Fund Class C                       7.90%                  4,905.660
UBS PaineWebber CDN
FOB Patricia T. O'Dell
P.O. Box 3321
1000 Harbor Blvd.
Weehawken, NJ  07086-6761

Prudential Securities, Inc.(1)                Small-Mid Cap Fund Class A                  19.58%                 65,433.297
Exclusive Benefit of Customers - PC           Small-Mid Cap Fund Class X                   8.97%                632,290.542
Attn: Mutual Funds                            International Fund Class A                  14.96%                  3,636.243
1 New York Plaza
New York, NY 10292

Phoenix Investment Partners, LTD              International Fund Class A                  43.54%                 10,582.011
Attn. PXP Accounting Dept                     International Fund Class B                  96.63%                 10,582.011
56 Prospect street #1CP8                      International Fund Class C                  73.35%                 10,582.011
Hartford, CT  06103-2818                      Small-Mid Cap Fund Class B                   9.87%                  6,540.222
                                              Large Cap Fund Class B                      19.72%                  7,390.983
                                              Large Cap Fund Class C                      11.90%                  7,390.983

Raymond James & Assoc., Inc.                  Large Cap Fund Class C                       5.84%                  3,625.488
FBO Brennanman Pearl
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Sales marketing Services LLC                  Small-Mid Cap Fund Class A                   7.23%                 24,161.694
P.O. Box 516
Metairie, LA  70004-0516

Salomon Smith Barney, Inc.                    Small-Mid Cap Fund Class B                   9.32%                  6,172.479
00184564539
333 West 34th Street, 3rd Floor
New York, NY  10001-2402

State Street Bank & Trust Co.                 Small-Mid Cap Fund Class B                   5.11%                  3,387.534
Cust for the IRA of
Louis N. Terzo
148 Kennedy Road
Manchester, CT 06040-2233



NAME OF SHAREHOLDER                           FUND AND CLASS                    PERCENTAGE OF THE CLASS      NUMBER OF SHARES
-------------------                           --------------                    -----------------------      ----------------

State Street Bank & Trust Co.                 Large Cap Fund Class B                       5.68%                  2,129.771
Cust for the IRA of
Breda Beilfuss
4250 N. Marine Drive, Apt. 1835
Chicago, IL 60613-1715


--------------------------

(1)Bear Stearns Securities Corporation , Charles Schwab & Co., Inc., MLPF&S and Prudential Securities, Inc. are the nominee accounts for many individual shareholder accounts; the Funds are not aware of the size or identity of the underlying individual accounts thereof.



                             ADDITIONAL INFORMATION

   The Trust's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest having a par value of $0.01 per share. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular Class of Shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS

   The Financial Statements for the Trust's fiscal year ended December 31, 2002, appearing in the Fund's 2002 Annual Report to Shareholders, are incorporated herein by reference.


REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent accountants, will be sent to shareholders each year.

INDEPENDENT ACCOUNTANTS

   Briggs, Bunting & Dougherty, Two Logan Square, Suite 2121, Philadelphia, Pennsylvania 19103, served as the Trust's independent accountants through its fiscal year end December 31, 2002 and was responsible for that year's audit. Effective

January 1, 2003, PricewaterhouseCoopers (PWC) 160 Federal Street, Boston, Massachusetts 02110, has been selected independent accountants for the Trust. PWC audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT

   Investors Bank & Trust Company, Boston, Massachusetts ("IBT"), serves as the Funds' Custodian. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Funds' portfolio and other assets for safekeeping. The Custodian does not and will not participate in making investment decisions for the Funds.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Trust (the "Transfer Agent") for which it is paid a minimum fee of $14,000 per fund/class and $13.00 per account for each account over 500, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. State Street Bank and Trust Company serves as subtransfer agent pursuant to a Subtransfer Agency Agreement.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS
   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FITCH'S CORPORATE BOND RATINGS
   The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds rated C are in imminent default in payment of interest or principal.

DDD,
DD and D Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

PHOENIX-KAYNE LARGE CAP FUND

                        INVESTMENTS AT DECEMBER 31, 2002


                                            SHARES       VALUE
                                          ----------  -----------
COMMON STOCKS--99.4%

BANKS--8.5%

Fifth Third Bancorp.................         34,000   $ 1,990,700
Golden West Financial Corp..........         25,200     1,809,612
Wells Fargo & Co....................         68,080     3,190,910
                                                      -----------
                                                        6,991,222

                                                      -----------

COMPUTER HARDWARE--2.8%
International Business Machines

Corp................................         29,710     2,302,525
DATA PROCESSING SERVICES--4.5%
Automatic Data Processing, Inc......         93,730     3,678,902

DIVERSIFIED CHEMICALS--3.0%
E. I. du Pont de Nemours and Co.....         58,900     2,497,360

DIVERSIFIED FINANCIAL SERVICES--9.4%
American Express Co.................         51,100     1,806,385
Citigroup, Inc......................         49,200     1,731,348
Fannie Mae..........................         26,020     1,673,867
State Street Corp...................         65,500     2,554,500
                                                      -----------
                                                        7,766,100

                                                      -----------

GENERAL MERCHANDISE STORES--2.7%
Wal-Mart Stores, Inc................         44,300     2,237,593

HEALTH CARE EQUIPMENT--2.3%
Medtronic, Inc......................         41,400     1,887,840


                                            SHARES       VALUE
                                          ----------  -----------

HOME IMPROVEMENT RETAIL--4.8%
Home Depot, Inc. (The)..............        163,200   $ 3,910,272

HOUSEHOLD PRODUCTS--4.1%
Procter & Gamble Co.................         39,250     3,373,145

INDUSTRIAL CONGLOMERATES--5.3%
General Electric Co.................        180,460     4,394,201

INDUSTRY MACHINERY--2.2%
Illinois Tool Works, Inc............         28,120     1,823,863

INSURANCE BROKERS--3.0%
Marsh & McLennan Companies, Inc.....         52,680     2,434,343

INTEGRATED OIL & GAS--4.8%
Exxon Mobil Corp....................        113,040     3,949,618

INTEGRATED TELECOMMUNICATION SERVICES--4.2%
SBC Communications, Inc.............        126,150     3,419,926

MULTI-LINE INSURANCE--3.2%
American International

Group, Inc..........................         45,100     2,609,035

PACKAGED FOODS AND MEATS--2.6%
Wm. Wrigley, Jr. Co.................         38,920     2,135,930

PHARMACEUTICALS--15.3%

Eli Lilly & Co......................         34,500     2,190,750
Johnson & Johnson...................         69,670     3,741,976
Merck & Co., Inc....................         44,110     2,497,067
Pfizer, Inc.........................        136,300     4,166,691
                                                      -----------
                                                       12,596,484

                                                      -----------

                       See Notes to Financial Statements                       7

Phoenix-Kayne Large Cap Fund


                                            SHARES       VALUE
                                          ----------  -----------
SEMICONDUCTORS--6.3%

Intel Corp..........................         81,160   $ 1,263,661
Linear Technology Corp..............        152,300     3,917,156
                                                      -----------
                                                        5,180,817

                                                      -----------

SOFT DRINKS--4.7%
Coca-Cola Co........................         87,560     3,836,879

SYSTEMS SOFTWARE--5.7%
Microsoft Corp.(b)..................         90,640     4,686,088
-----------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $91,032,528)                          81,712,143
-----------------------------------------------------------------


TOTAL INVESTMENTS--99.4%
(IDENTIFIED COST $91,032,528)                          81,712,143(a)
Other assets and liabilities, net--0.6%                   474,763
                                                     ------------
NET ASSETS--100.0%                                   $ 82,186,906
                                                     ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $4,142,626 and gross depreciation of $13,971,252 for federal income tax purposes. At
     December 31, 2002, the aggregate cost of securities for federal income tax purposes was $91,540,769.

(b)  Non income producing.

8                      See Notes to Financial Statements

Phoenix-Kayne Large Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2002


ASSETS

Investments securities at value
  (Identified cost $91,032,528)                               $   81,712,143
Cash                                                               4,171,823
Receivables
  Securities sold                                                  1,733,302
  Fund shares sold                                                    45,611
  Dividends and interest                                              96,933
  Securities loan earnings                                             6,028
Collateral for securities loaned, at value                         3,200,000
Prepaid expenses and other assets                                     34,755
                                                              --------------
    Total Assets                                                  91,000,595
                                                              --------------
LIABILITIES

Payables

  Fund shares repurchased                                          5,491,462
  Investment advisory fee                                             63,364
  Distribution fee                                                     2,447
  Upon return of securities loaned                                 3,200,000
Accrued expenses                                                      56,416
                                                              --------------
    Total liabilities                                              8,813,689
                                                              --------------
NET ASSETS                                                    $   82,186,906
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  106,662,895
Undistributed net investment income                                  213,369
Accumulated net realized loss                                    (15,368,973)
Net unrealized depreciation                                       (9,320,385)
                                                              --------------
NET ASSETS                                                    $   82,186,906
                                                              ==============
CLASS A

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $4,012,217)                    308,257
Net asset value per share                                             $13.02
Offering price per share $13.02/(1-5.75%)                             $13.81
CLASS B

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $335,957)                       25,882
Net asset value and offering price per share                          $12.98
CLASS C

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $575,363)                       44,326
Net asset value and offering price per share                          $12.98
CLASS X

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $77,263,369)                 5,930,073
Net asset value and offering price per share                          $13.03

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Dividends                                                     $    1,390,920
Interest                                                              20,069
Income from securities loaned, net                                     3,629
                                                              --------------
    Total Income                                                   1,414,618
                                                              --------------
EXPENSES

Investment advisory fee                                              728,521
Distribution fees, Class A                                               900
Distribution fees, Class B                                               474
Distribution fees, Class C                                             1,073
Administration                                                        64,303
Financial agent fee                                                   49,640
Transfer agent                                                        49,145
Custodian                                                             27,846
Registration                                                          26,607
Professional                                                          25,332
Trustees                                                              20,687
Printing                                                               7,759
Miscellaneous                                                          5,402
                                                              --------------
    Total expenses                                                 1,007,689
                                                              --------------
NET INVESTMENT INCOME                                                406,929
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (11,471,387)
Net change in unrealized depreciation on investments              (7,832,614)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (19,304,001)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (18,897,072)
                                                              ==============

                       See Notes to Financial Statements                       9

Phoenix-Kayne Large Cap Fund

                      STATEMENTS OF CHANGES IN NET ASSETS


                                           Year Ended    Year Ended

                                            12/31/02      12/31/01

                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $    406,929  $    347,708
  Net realized gain (loss)                 (11,471,387)   (3,546,363)
  Net change in unrealized appreciation
    (depreciation)                          (7,832,614)  (13,058,333)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (18,897,072)  (16,256,988)
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X              (394,434)     (354,026)
  Net realized gains, Class X                       --    (1,036,128)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (394,434)   (1,390,154)
                                          ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (315,888
    and 0 shares, respectively)              4,351,036            --
  Cost of shares repurchased (7,631 and
    0 shares, respectively)                   (103,096)           --
                                          ------------  ------------
Total                                        4,247,940            --
                                          ------------  ------------
CLASS B

  Proceeds from sales of shares (25,981
    and 0 shares, respectively)                348,303            --
  Cost of shares repurchased (99 and 0
    shares, respectively)                       (1,313)           --
                                          ------------  ------------
Total                                          346,990            --
                                          ------------  ------------
CLASS C

  Proceeds from sales of shares (49,610
    and 0 shares, respectively)                665,389            --
  Cost of shares repurchased (5,284 and
    0 shares, respectively)                    (70,475)           --
                                          ------------  ------------
Total                                          594,914            --
                                          ------------  ------------
CLASS X

  Proceeds from sales of shares
    (1,455,292 and 1,063,100 shares,
    respectively)                           21,577,941    16,916,697
  Net asset value of shares issued from

    reinvestment of distributions
    (16,393 and 48,743 shares,
    respectively)                              237,373       794,028
  Cost of shares repurchased (2,170,367
    and 1,786,880 shares, respectively)    (30,296,859)  (26,545,451)
                                          ------------  ------------
Total                                       (8,481,545)   (8,834,726)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (3,291,701)   (8,834,726)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (22,583,207)  (26,481,868)

NET ASSETS
  Beginning of period                      104,770,113   131,251,981
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $213,369 AND $200,874, RESPECTIVELY]  $ 82,186,906  $104,770,113
                                          ============  ============

10                     See Notes to Financial Statements

Phoenix-Kayne Large Cap Fund

                              FINANCIAL HIGHLIGHTS

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                     CLASS X

                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                         2002            2001            2000            1999            1998
Net asset value, beginning of period                $   15.81       $   17.97       $   18.67       $   17.03       $   17.28
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.06            0.05            0.06            0.04            0.11
  Net realized and unrealized gain (loss) on
    investments                                         (2.78)          (2.03)          (0.44)           2.71            2.38
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL FROM INVESTMENT OPERATIONS                  (2.72)          (1.98)          (0.38)           2.75            2.49
                                                    ---------       ---------       ---------       ---------       ---------

LESS DISTRIBUTIONS
  From net investment income                            (0.06)          (0.05)          (0.03)          (0.04)          (0.11)
  From net realized gain                                 0.00           (0.13)          (0.29)          (1.07)          (2.63)
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                               (0.06)          (0.18)          (0.32)          (1.11)          (2.74)
                                                    ---------       ---------       ---------       ---------       ---------
Change in net asset value                               (2.78)          (2.16)          (0.70)           1.64           (0.25)
                                                    ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $   13.03       $   15.81       $   17.97       $   18.67       $   17.03
                                                    =========       =========       =========       =========       =========
Total return                                          (17.25)%        (11.03)%         (2.00)%          16.33%          14.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $77,263        $104,770        $131,252        $123,505         $48,581

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    1.04%           0.95%           0.90%            1.03%           1.11%
  Net investment income (loss)                          0.42%           0.30%           0.30%            0.28%           0.57%
Portfolio turnover rate                                   26%             32%             42%              33%             76%


                                                    ----------------------------------------------
                                                          FROM INCEPTION 8/30/02 TO 12/31/02
                                                    ----------------------------------------------
                                                       CLASS A            CLASS B         CLASS C
Net asset value, beginning of period                   $ 13.53            $13.53          $13.53
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.00             (0.01)          (0.01)
  Net realized and unrealized gain (loss) on
    investments                                          (0.51)            (0.54)          (0.54)
                                                       -------            ------          ------
      TOTAL INCOME (LOSS) FROM INVESTMENT
        OPERATIONS                                       (0.51)            (0.55)          (0.55)
                                                       -------            ------          ------

LESS DISTRIBUTIONS:
  From net investment income                              0.00              0.00            0.00
  From net realized gain                                  0.00              0.00            0.00
                                                       -------            ------          ------
      TOTAL DISTRIBUTIONS                                 0.00              0.00            0.00
                                                       -------            ------          ------
Change in net asset value                                (0.51)            (0.55)          (0.55)
                                                       -------            ------          ------
NET ASSET VALUE, END OF PERIOD                         $ 13.02            $12.98          $12.98
                                                       =======            ======          ======
Total return(1)(2)                                       (3.77)%           (4.07)%         (4.07)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $4,012              $336            $575

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3)                                   1.29%             2.04%           2.04%
  Net investment income (loss)(3)                         0.17%            (0.58)%         (0.58)%
Portfolio turnover rate(2)                                  26%               26%             26%

(1)  Maximum sales charges are not reflected in the total return calculation.
(2)  Not annualized.
(3)  Annualized.

                       See Notes to Financial Statements                      11

PHOENIX-KAYNE SMALL-MID CAP FUND

                        INVESTMENTS AT DECEMBER 31, 2002


                                            SHARES       VALUE
                                          ----------  -----------
COMMON STOCKS--99.99%

ADVERTISING--2.1%

Catalina Marketing Corp.(b).........        115,910   $ 2,144,335
AEROSPACE & DEFENSE--0.6%
HEICO Corp. - Class A...............         77,331       639,527

AIR FREIGHT & COURIERS--2.5%
C.H. Robinson Worldwide, Inc........         82,400     2,570,880

APPLICATION SOFTWARE--10.8%
FactSet Research Systems, Inc.......         91,850     2,596,599
Fair, Isaac and Company, Inc........         72,390     3,091,053
Jack Henry & Associates, Inc........        180,815     2,177,013
Reynolds & Reynolds, Inc. -

Class A.............................        122,762     3,126,748
                                                      -----------
                                                       10,991,413

                                                      -----------

AUTO PARTS AND EQUIPMENT--1.2%
Federal Signal Corp.................         59,807     1,161,452

BANKS--4.6%

National Commerce Financial Corp....        125,730     2,998,660
Washington Federal, Inc.............         67,314     1,672,753
                                                      -----------
                                                        4,671,413

                                                      -----------

BIOTECHNOLOGY--2.8%

Techne Corp.(b).....................         98,085     2,802,092

CONSTRUCTION & ENGINEERING--1.6%
Insituform Technologies, Inc. -

Class A(b)..........................         95,480     1,627,934


                                            SHARES       VALUE
                                          ----------  -----------

CONSUMER FINANCE--2.0%
World Acceptance Corp.(b)...........        266,000   $ 2,024,260

DATA PROCESSING SERVICES--3.8%
Certegy, Inc.(b)....................         82,867     2,034,385
CSG Systems
International, Inc.(b)..............        133,970     1,828,690
                                                      -----------
                                                        3,863,075

                                                      -----------

DISTRIBUTORS--1.7%

Advanced Marketing

Services, Inc.(b)...................        116,000     1,705,200

DIVERSIFIED COMMERCIAL SERVICES--7.2%
ABM Industries, Inc.................        139,530     2,162,715
Cintas Corp.........................         68,565     3,136,849
Equifax, Inc........................         88,385     2,045,229
                                                      -----------
                                                        7,344,793

                                                      -----------

DIVERSIFIED FINANCIAL SERVICES--2.2%
Eaton Vance Corp....................         80,004     2,260,113

ENVIRONMENTAL SERVICES--1.4%
Landauer, Inc.......................         39,400     1,369,150

HEALTH CARE DISTRIBUTORS & SERVICES--4.5%
Hooper Holmes, Inc..................        132,440       813,182
IMS Health, Inc.....................        237,965     3,807,440
                                                      -----------
                                                        4,620,622

                                                      -----------

HOME FURNISHINGS--2.1%
LA-Z Boy, Inc.......................         90,072     2,159,927

                       See Notes to Financial Statements                      15

Phoenix-Kayne Small-Mid Cap Fund


                                            SHARES       VALUE
                                          ----------  -----------
INDUSTRIAL CONGLOMERATES--3.7%
Teleflex, Inc.......................         87,410   $ 3,749,015

INDUSTRIAL MACHINERY--1.7%
Donaldson Co., Inc..................         49,100     1,767,600

INSURANCE BROKERS--3.0%
Brown & Brown, Inc..................         95,000     3,070,400

MANAGED HEALTH CARE--3.0%
First Health Group Corp.(b).........        123,200     2,999,920

NETWORKING EQUIPMENT--3.0%
Black Box Corp.(b)..................         67,995     3,046,176

OFFICE ELECTRONICS--1.3%
Zebra Technologies Corp.(b).........         23,000     1,317,900
OIL & GAS EQUIPMENT & SERVICES--1.6%
Hanover Compressor Co.(b)...........        179,275     1,645,745

OIL & GAS EXPLORATION & PRODUCTION--2.7%
Devon Energy Corp...................         59,129     2,714,021

PAPER PACKAGING--2.7%
Bemis Co............................         55,472     2,753,075
PHARMACEUTICALS--6.0%

King Pharmaceuticals, Inc.(b).......        193,296     3,322,758
Medicis Pharmaceutical Corp. -
Class A(b)..........................         55,800     2,771,586
                                                      -----------
                                                        6,094,344

                                                      -----------


                                            SHARES       VALUE
                                          ----------  -----------

PROPERTY & CASUALTY INSURANCE--2.5%
Cincinnati Financial Corp...........         66,055   $ 2,480,365

REINSURANCE--3.3%

Reinsurance Group of

America, Inc........................        123,100     3,333,548

SEMICONDUCTORS--2.5%

Maxim Integrated

Products, Inc.(b)...................         77,064     2,546,195

SPECIALTY CHEMICALS--2.4%
Valspar Corp........................         54,520     2,408,694

SPECIALTY STORES--9.4%
Copart, Inc.(b).....................        231,000     2,735,040
Regis Corp.(b)......................        117,000     3,040,830
Rent-A-Center, Inc.(b)..............         74,500     3,721,275
                                                      -----------
                                                        9,497,145

                                                      -----------
-----------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $113,786,259)                        101,380,329
-----------------------------------------------------------------


TOTAL INVESTMENTS--99.99%
(IDENTIFIED COST $113,786,259)                        101,380,329(a)
Other assets and liabilities, net--0.01%                   14,928
                                                     ------------
NET ASSETS--100.0%                                   $101,395,257
                                                     ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $6,253,931 and gross depreciation of $18,659,861 for federal income tax purposes. At
     December 31, 2002, the aggregate cost of securities for federal income tax purposes was $113,786,259.

(b)  Non income producing.

16                     See Notes to Financial Statements

Phoenix-Kayne Small-Mid Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2002


ASSETS

Investments securities at value
  (Identified cost $113,786,259)                              $  101,380,329
Receivables
  Investment Securities sold                                       1,776,363
  Fund shares sold                                                   692,323
  Dividends and interest                                             122,174
  Securities loan earnings                                            28,653
Collateral for securities loaned, at value                        20,262,146
Prepaid expenses                                                      34,288
                                                              --------------
    Total Assets                                                 124,296,276
                                                              --------------
LIABILITIES

Cash overdraft                                                     1,237,984
Payables
  Fund shares repurchased                                          1,213,830
  Investment advisory fee                                             84,784
  Distribution fees                                                    2,070
  Upon return of securities loaned                                20,262,146
Accrued expenses                                                     100,205
                                                              --------------
    Total liabilities                                             22,901,019
                                                              --------------
NET ASSETS                                                    $  101,395,257
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  124,368,886
Accumulated net realized loss                                    (10,567,699)
Net unrealized depreciation                                      (12,405,930)
                                                              --------------
NET ASSETS                                                    $  101,395,257
                                                              ==============
CLASS A

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $2,085,653)                    145,403
Net asset value per share                                             $14.34
Offering price per share $14.34/(1-5.75%)                             $15.21
CLASS B

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $626,333)                       43,788
Net asset value and offering price per share                          $14.30
CLASS C

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $571,764)                       39,966
Net asset value and offering price per share                          $14.31
CLASS X

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $98,111,507)                 6,840,274
Net asset value and offering price per share                          $14.34

                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Dividends                                                     $      915,316
Interest                                                              17,630
Income from securities loaned, net                                    39,280
                                                              --------------
    Total investment income                                          972,226
                                                              --------------
EXPENSES

Investment advisory fee                                              977,126
Distribution fees, Class A                                               709
Distribution fees, Class B                                               659
Distribution fees, Class C                                               702
Administration                                                        68,243
Transfer agent fee                                                   123,852
Financial agent fee                                                   47,245
Custodian                                                             34,769
Professional                                                          29,751
Registration                                                          29,024
Printing                                                              60,251
Trustees                                                              21,489
Miscellaneous                                                         11,374
                                                              --------------
    Total expenses                                                 1,405,194
                                                              --------------
NET INVESTMENT LOSS                                                 (432,968)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (2,593,808)
Net change in unrealized depreciation on investments             (22,593,792)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (25,187,600)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (25,620,568)
                                                              ==============

                       See Notes to Financial Statements                      17

Phoenix-Kayne Small-Mid Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                           Year Ended   Year Ended

                                            12/31/02     12/31/01

                                          ------------  -----------
FROM OPERATIONS
  Net investment income (loss)            $   (432,968) $   (94,754)
  Net realized gain (loss)                  (2,593,808)  (1,225,193)
  Net change in unrealized appreciation
    (depreciation)                         (22,593,792)   4,848,908
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (25,620,568)   3,528,961
                                          ------------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X                    --      (21,298)
  Net realized gain, Class X                        --   (2,345,271)
                                          ------------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                   --   (2,366,569)
                                          ------------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (146,581
    and 0 shares, respectively)              2,103,515           --
  Cost of shares repurchased (1,178 and
    0 shares, respectively)                    (16,705)          --
                                          ------------  -----------
Total                                        2,086,810           --
                                          ------------  -----------
CLASS B

  Proceeds from sales of shares (43,790
    and 0 shares, respectively)                639,229           --
  Cost of shares repurchased (2 and 0
    shares, respectively)                          (30)          --
                                          ------------  -----------
Total                                          639,199           --
                                          ------------  -----------
CLASS C

  Proceeds from sales of shares (39,973
    and 0 shares, respectively)                582,457           --
  Cost of shares repurchased (7 and 0
    shares, respectively)                         (100)          --
                                          ------------  -----------
Total                                          582,357           --
                                          ------------  -----------
CLASS X

  Proceeds from sales of shares
    (6,136,774 and 5,465,027 shares,
    respectively)                          104,014,998   94,512,239
  Net asset value of shares issued from

    reinvestment of distributions
    (582 and 82,167 shares,
    respectively)                                8,158    1,530,774
  Cost of shares repurchased (4,672,212
    and 2,647,873 shares, respectively)    (75,454,186) (44,626,624)
                                          ------------  -----------
Total                                       28,568,970   51,416,389
                                          ------------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      31,877,336   51,416,389
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS      6,256,768   52,578,781

NET ASSETS
  Beginning of period                       95,138,489   42,559,708
                                          ------------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $101,395,257  $95,138,489
                                          ============  ===========

18                     See Notes to Financial Statements

Phoenix-Kayne Small-Mid Cap Fund

                              FINANCIAL HIGHLIGHTS

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                     CLASS X

                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                         2002            2001            2000            1999            1998
Net asset value, beginning of period                $   17.70       $   17.19       $   14.82       $   15.04       $   13.12
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                          (0.06)          (0.01)           0.04            0.07            0.05
  Net realized and unrealized gain (loss) on
    investments                                         (3.30)           1.15            3.54            0.47            2.07
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL FROM INVESTMENT OPERATIONS                  (3.36)           1.14            3.58            0.54            2.12
                                                    ---------       ---------       ---------       ---------       ---------

LESS DISTRIBUTIONS:
  From net investment income                               --           (0.01)          (0.04)          (0.07)          (0.05)
  From net realized gain                                   --           (0.62)          (1.17)          (0.69)             --
  From return of capital                                   --              --              --              --           (0.15)
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                                  --           (0.63)          (1.21)          (0.76)          (0.20)
                                                    ---------       ---------       ---------       ---------       ---------
Change in net asset value                               (3.36)           0.51            2.37           (0.22)           1.92
                                                    ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $   14.34       $   17.70       $   17.19       $   14.82       $   15.04
                                                    =========       =========       =========       =========       =========
Total return                                          (18.98)%          6.40%           24.77%           3.64%          16.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                  $98,112         $95,138         $42,560         $46,997         $33,017

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    1.22%           1.17%            1.29%           1.30%(1)        1.30%(1)
  Net investment income (loss)                         (0.38)%         (0.14)%           0.26%           0.53%           0.38%
Portfolio turnover rate                                   16%             17%              50%             50%             28%


                                                    ----------------------------------------------
                                                          FROM INCEPTION 8/30/02 TO 12/31/02
                                                    ----------------------------------------------
                                                       CLASS A            CLASS B         CLASS C
Net asset value, beginning of period                   $ 15.29            $15.29          $15.29
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           (0.02)            (0.02)          (0.03)
  Net realized and unrealized gain (loss) on
    investments                                          (0.93)            (0.97)          (0.95)
                                                       -------            ------          ------
      TOTAL INCOME (LOSS) FROM INVESTMENT
        OPERATIONS                                       (0.95)            (0.99)          (0.98)
                                                       -------            ------          ------

LESS DISTRIBUTIONS:
  From net investment income                              0.00              0.00            0.00
  From net realized gain                                  0.00              0.00            0.00
                                                       -------            ------          ------
      TOTAL DISTRIBUTIONS                                 0.00              0.00            0.00
                                                       -------            ------          ------
Change in net asset value                                (0.95)            (0.99)          (0.98)
                                                       -------            ------          ------
NET ASSET VALUE, END OF PERIOD                         $ 14.34            $14.30          $14.31
                                                       =======            ======          ======
Total return(2)(3)                                       (6.21)%           (6.47)%         (6.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $2,086              $626            $572

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                                   1.47%             2.22%           2.22%
  Net investment income (loss)(4)                        (0.62)%           (1.37)%         (1.37)%
Portfolio turnover rate(2)                                  16%               16%             16%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.34% and 1.35% for the period ended December 31, 1999 and 1998, respectively.

(2)  Maximum sales charges are not reflected in the total return calculation.
(3)  Not annualized.
(4)  Annualized.

                       See Notes to Financial Statements                      19

PHOENIX-KAYNE INTERNATIONAL FUND

                        INVESTMENTS AT DECEMBER 31, 2002


                                            SHARES       VALUE
                                          ----------  -----------
FOREIGN COMMON STOCKS--101.6%

BELGIUM--2.4%

Dexia (Banks).......................         97,300   $ 1,207,688
FINLAND--2.0%

Nokia Corp. ADR (Telecommunications
Equipment)..........................         65,607     1,016,908
FRANCE--20.0%

Air Liquide (Oil & Gas Equipment &
Services)...........................         15,823     2,086,800
Axa ADR (Multi-line Insurance)......         84,784     1,140,345
BNP Paribas (Banks).................         47,000     1,914,794
Carrefour Supermarche (Food
Retail).............................         33,200     1,477,978
Groupe Danone ADR (Packaged Foods
and Meats)..........................         63,440     1,693,848
Total Fina Elf ADR (Integrated
Oil & Gas)..........................         26,396     1,887,314
                                                      -----------
                                                       10,201,079

                                                      -----------

GERMANY--3.2%

Henkel KGaA (Household

Products)(b)........................         15,000       826,242
SAP ADR (Application Software)......         40,436       788,502
                                                      -----------
                                                        1,614,744

                                                      -----------

HONG KONG--2.2%
HSBC ADR (Banks)....................         20,064     1,103,119

IRELAND--2.4%

Allied Irish Banks PLC (Banks)......         88,300     1,211,785

JAPAN--20.3%

Canon (Office Electronics)..........         48,000     1,807,733
Denso Corp. (Auto Parts &
Equipment)..........................         68,000     1,115,479


                                            SHARES       VALUE
                                          ----------  -----------
JAPAN--CONTINUED
Fanuc Ltd. (Electrical Components &
Equipment)..........................         14,330   $   633,857
Matsushita Electric Industrial
(Office Electronics)................        105,000     1,035,048
Nippon Telegraph & Telephone
(Integrated Telecommunication
Service)............................            410     1,488,836
Secom Co., Ltd. (Diversified
Commercial Services)(b).............         23,000       788,693
Seven-Eleven Japan Co., Ltd. (Food
Retail)(b)..........................         20,000       609,992
SMC Corp. (Industrial Machinery)....         10,000       938,579
Sony (Household Appliances).........         28,700     1,199,359
Toyota Motor Corp. (Automobile
Manufacturers)......................         27,600       741,797
                                                      -----------
                                                       10,359,373

                                                      -----------

NETHERLANDS--10.0%

Aegon (Life & Health Insurance).....         79,345     1,020,631
Heineken (Brewers)..................         33,063     1,290,452
ING Groep NV (Multi-Sector
Holdings)...........................         88,809     1,503,892
Royal Dutch Petroleum Co. ADR
(Integrated Oil & Gas)..............         29,285     1,289,126
                                                      -----------
                                                        5,104,101

                                                      -----------

SPAIN--6.1%

Endesa ADR (Electric Utilities).....        132,205     1,493,916
Telefonica (Integrated
Telecommunication Services)(b)......        178,700     1,599,293
                                                      -----------
                                                        3,093,209

                                                      -----------

SWITZERLAND--14.0%

Adecco SA (Employment Services).....         19,000       744,882
Nestle ADR (Packaged Foods and
Meats)..............................         34,243     1,814,071
Novartis ADR (Pharmaceuticals)......         55,276     2,030,287

24                     See Notes to Financial Statements

Phoenix-Kayne International Fund


                                            SHARES       VALUE
                                          ----------  -----------
SWITZERLAND--CONTINUED
STMicroelectronics NV

(Semiconductors)(b).................         29,400   $   576,211
Swisscom AG (Integrated
Telecommunication Services)(b)......          3,700     1,071,863
UBS AG (Multi-Sector Holdings)......         19,200       933,266
                                                      -----------
                                                        7,170,580

                                                      -----------
UNITED KINGDOM--19.0%
BP Amoco PLC (Integrated Oil &
Gas)................................        287,450     1,975,586
Compass Group PLC (Food
Distributors).......................        250,000     1,327,875
GlaxoSmithKline PLC

(Pharmaceuticals)...................         73,073     1,401,971
Lloyds Tsb Group PLC (Multi-Sector
Holdings)...........................        143,000     1,026,540
Pearson PLC (Publishing)............        106,924       988,715
Reed International PLC

(Publishing)........................         84,000       719,275
Rentokil Initial PLC (Diversified
Commercial Services)................        221,600       784,686


                                            SHARES       VALUE
                                          ----------  -----------
UNITED KINGDOM--CONTINUED
Vodafone ADR (Wireless

Telecommunication Services).........         82,680   $ 1,498,162
                                                      -----------
                                                        9,722,810

                                                      -----------
-----------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $62,051,523)                          51,805,396
-----------------------------------------------------------------


TOTAL INVESTMENTS--101.6%
(IDENTIFIED COST $62,051,523)                          51,805,396(a)
Other assets and liabilities, net--(1.6)%                (799,291)
                                                     ------------
NET ASSETS--100.0%                                   $ 51,006,105
                                                     ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,341,965 and gross depreciation of $13,445,331 for federal income tax purposes. At
     December 31, 2002, the aggregate cost of securities for federal income tax purposes was $63,908,762.

(b)  Non income producing.

                       See Notes to Financial Statements                      25

Phoenix-Kayne International Fund

                            INDUSTRY DIVERSIFICATION

                       AS A PERCENTAGE OF TOTAL VALUE OF

                          TOTAL LONG-TERM INVESTMENTS

                                  (UNAUDITED)


Banks...................................    10.6%
Integrated Oil & Gas....................     9.9
Integrated Telecommunication Services...     7.1
Packaged Foods and Meats................     6.8
Multi-Sector Holdings...................     6.7
Pharmaceuticals.........................     6.6
Office Electronics......................     5.5
Food Retail.............................     4.0
Oil & Gas Equipment & Services..........     4.0
Publishing..............................     3.3
Diversified Commercial Services.........     3.0
Wireless Telecommunication Services.....     2.9
Electric Utilities......................     2.9
Telecommunications Equipment............     2.9
Food Distributors.......................     2.6
Brewers.................................     2.5
Household Appliances....................     2.3
Multi-line Insurance....................     2.2
Auto Parts & Equipment..................     2.2
Life & Health Insurance.................     2.0
Industrial Machinery....................     1.8
Household Products......................     1.6
Application Software....................     1.5
Employment Services.....................     1.4
Automobile Manufacturers................     1.4
Electrical Components & Equipment.......     1.2
Semiconductors..........................     1.1
                                          ------
                                           100.0%

                                          ======

26                     See Notes to Financial Statements

Phoenix-Kayne International Fund

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2002


ASSETS

Investments securities at value
  (Identified cost $62,051,523)                               $   51,805,396
Receivables
  Securities sold                                                  1,090,903
  Fund shares sold                                                   818,460
  Dividends and interest                                              74,779
  Tax reclaim                                                         38,537
  Securities loan earnings                                             4,934
Collateral for securities loaned, at value                         5,922,896
Prepaid expenses and other assets                                     31,278
                                                              --------------
    Total Assets                                                  59,787,183
                                                              --------------
LIABILITIES

Cash overdraft                                                       489,723
Payables
  Fund shares repurchased                                          2,263,877
  Unrealized loss on forward foreign currency contracts                4,883
  Investment advisory fee                                             47,960
  Distribution fees                                                      721
  Upon return of securities loaned                                 5,922,896
Accrued expenses                                                      51,018
                                                              --------------
    Total liabilities                                              8,781,078
                                                              --------------
NET ASSETS                                                    $   51,006,105
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  80,006,365
Accumulated net realized loss                                    (18,759,503)
Net unrealized depreciation                                      (10,240,757)
                                                              --------------
NET ASSETS                                                    $   51,006,105
                                                              ==============
CLASS A

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $152,837)                       16,971
Net asset value per share                                              $9.01
Offering price per share $9.01/(1-5.75%)                               $9.56
CLASS B

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $98,371)                        10,951
Net asset value and offering price per share                           $8.98
CLASS C

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $99,291)                        11,053
Net asset value and offering price per share                           $8.98
CLASS X

Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $50,655,606)                 5,621,445
Net asset value and offering price per share                           $9.01

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Dividends                                                     $    1,309,925
Interest                                                              28,026
Income from securities loaned, net                                    25,269
Foreign tax withheld                                                (140,534)
                                                              --------------
    Total investment income                                        1,222,686
                                                              --------------
EXPENSES

Investment advisory fee                                              615,762
Distribution fees, Class A                                                89
Distribution fees, Class B                                               315
Distribution fees, Class C                                               317
Administration                                                        52,357
Financial agent fee                                                   54,162
Transfer agent fee                                                    46,109
Custodian                                                             40,373
Registration                                                          40,224
Trustees                                                              18,223
Professional                                                          16,766
Printing                                                               7,759
Miscellaneous                                                          8,342
                                                              --------------
    Total expenses                                                   900,798
    Less: Fees recouped by investment adviser                          8,744
                                                              --------------
    Net expenses                                                     909,542
                                                              --------------
NET INVESTMENT INCOME                                                313,144
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (13,807,089)
Net realized loss on foreign currency                               (128,678)
Net change in unrealized appreciation (depreciation) on
  investments                                                       (399,252)
Net change in unrealized appreciation (depreciation) on
  foreign currency                                                     4,925
                                                              --------------
NET LOSS ON INVESTMENTS                                          (14,330,094)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (14,016,950)
                                                              ==============

                       See Notes to Financial Statements                      27

Phoenix-Kayne International Fund

                      STATEMENTS OF CHANGES IN NET ASSETS


                                           Year Ended    Year Ended

                                            12/31/02      12/31/01

                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $    313,144  $     49,932
  Net realized gain (loss)                 (13,935,767)   (5,073,961)
  Net change in unrealized appreciation
    (depreciation)                            (394,327)  (12,336,040)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              (14,016,950)  (17,360,069)
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X              (179,583)     (115,405)
  Net realized gains, Class X                       --       (13,194)
  Return of capital, Class X                  (139,712)           --
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (319,295)     (128,599)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (64,724
    and 0 shares, respectively)                583,861            --
  Cost of shares repurchased (47,753 and
    0 shares, respectively)                   (433,739)           --
                                          ------------  ------------
Total                                          150,122            --
                                          ------------  ------------
CLASS B

  Proceeds from sales of shares (10,951
    and 0 shares, respectively)                103,399            --
                                          ------------  ------------
Total                                          103,399            --
                                          ------------  ------------
CLASS C

  Proceeds from sales of shares (15,991
    and 0 shares, respectively)                147,818            --
  Cost of shares repurchased (4,938 and
    0 shares, respectively)                    (44,049)           --
                                          ------------  ------------
Total                                          103,769            --
                                          ------------  ------------
CLASS X

  Proceeds from sales of shares
    (11,453,659 and 17,310,272 shares,
    respectively)                          119,303,594   206,593,069
  Net asset value of shares issued from

    reinvestment of distributions
    (23,316 and 10,164 shares,
    respectively)                              237,358       130,107
  Cost of shares repurchased (10,847,888
    and 15,537,245 shares, respectively)  (111,069,098) (184,549,580)
                                          ------------  ------------
Total                                        8,471,854    22,173,596
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                       8,829,144    22,173,596
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     (5,507,101)    4,684,928

NET ASSETS
  Beginning of period                       56,513,206    51,828,278
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $ 51,006,105  $ 56,513,206
                                          ============  ============

28                     See Notes to Financial Statements

Phoenix-Kayne International Fund

                              FINANCIAL HIGHLIGHTS

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                     CLASS X

                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                         2002            2001            2000            1999            1998
Net asset value, beginning of period                $   11.32       $   16.15       $   18.47           15.51           12.61
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           0.03            0.04            0.03            0.12            0.08
  Net realized and unrealized gain (loss) on
    investments                                         (2.29)          (4.83)          (1.82)           4.68            3.25
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL FROM INVESTMENT OPERATIONS                  (2.26)          (4.79)          (1.79)           4.80            3.33
                                                    ---------       ---------       ---------       ---------       ---------

LESS DISTRIBUTIONS
  From net investment income                            (0.03)          (0.04)          (0.03)          (0.12)          (0.08)
  From net realized gain                                   --              --           (0.50)          (1.72)          (0.35)
  From return of capital                                (0.02)             --              --              --              --
                                                    ---------       ---------       ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                               (0.05)          (0.04)          (0.53)          (1.84)          (0.43)
                                                    ---------       ---------       ---------       ---------       ---------
Change in net asset value                               (2.31)          (4.83)          (2.32)           2.96            2.90
                                                    ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                      $    9.01       $   11.32       $   16.15           18.47           15.51
                                                    =========       =========       =========       =========       =========
Total return                                          (20.04)%        (29.72)%         (9.65)%           0.31%           0.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $50,656         $56,513         $51,828         $40,590         $35,436

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    1.41%           1.38%           1.38%            1.40%(1)        1.38%(1)
  Net investment income (loss)                          0.49%           0.09%           0.24%            0.63%           0.85%
Portfolio turnover rate                                   65%             88%             35%              57%             28%


                                                    ----------------------------------------------
                                                          FROM INCEPTION 8/30/02 TO 12/31/02
                                                    ----------------------------------------------
                                                       CLASS A            CLASS B         CLASS C
Net asset value, beginning of period                   $  9.45            $ 9.45          $ 9.45
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           (0.03)            (0.06)          (0.06)
  Net realized and unrealized gain (loss) on
    investments                                          (0.41)            (0.41)          (0.41)
                                                       -------            ------          ------
      TOTAL INCOME (LOSS) FROM INVESTMENT
        OPERATIONS                                       (0.44)            (0.47)          (0.47)
                                                       -------            ------          ------

LESS DISTRIBUTIONS:
  From net investment income                              0.00              0.00            0.00
  From net realized gain                                  0.00              0.00            0.00
                                                       -------            ------          ------
      TOTAL DISTRIBUTIONS                                 0.00              0.00            0.00
                                                       -------            ------          ------
Change in net asset value                                (0.44)            (0.47)          (0.47)
                                                       -------            ------          ------
NET ASSET VALUE, END OF PERIOD                         $  9.01            $ 8.98          $ 8.98
                                                       =======            ======          ======
Total return(2)(3)                                       (4.76)%           (4.97)%         (4.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $153               $98             $99

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                                   1.66%             2.41%           2.41%
  Net investment income (loss)(4)                         0.24%            (0.51)%         (0.51)%
Portfolio turnover rate(3)                                  65%               65%             65%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating epxenses to average net assets would have been 1.47% and 1.45% for the period ended December 31, 1999 and 1998, respectively.

(2)  Maximum sales charges are not reflected in the total return calculation.
(3)  Not annualized.
(4)  Annualized.

                       See Notes to Financial Statements                      29

PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND

                        INVESTMENTS AT DECEMBER 31, 2002


                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------
CORPORATE BONDS--46.0%
AEROSPACE & DEFENSE--3.1%
Boeing Capital Corp., 5.650%, 5/15/06...     A+      $  850  $  891,326
Boeing Capital Corp., 7.100%, 9/27/05...     A+         335     363,104
Honeywell International, 9.200%,

2/15/03.................................      A          70      70,528
                                                             ----------
                                                              1,324,958

                                                             ----------

AUTO PARTS & EQUIPMENT--2.4%
John Deere Capital Corp., 5.520%,

4/30/04.................................     A-       1,000   1,042,097
BANKS--3.9%
Citicorp, 6.375%, 11/15/08..............     A+       1,000   1,120,387
Wells Fargo Financial, 6.375%, 8/1/11...      A         500     561,027
                                                             ----------
                                                              1,681,414

                                                             ----------

BREWERS--2.7%

Anheuser Busch Companies, Inc., 6.750%,
11/1/06.................................     A+          70      73,247

Anheuser-Busch Companies, Inc., 7.100%,
6/15/07.................................     A+       1,000   1,074,319
                                                             ----------
                                                              1,147,566

                                                             ----------

COMPUTER HARDWARE--1.9%
Hewlett-Packard Co., 7.150%, 6/15/05....     A-         750     824,799
                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--0.4%
Caterpillar, Inc., 8.440%, 11/26/03.....     A+      $  175  $  184,836

CONSUMER FINANCE--11.9%
Countrywide Home Loans, Inc. 7.450%,
9/16/03.................................      A       1,000   1,039,843

Daimlerchrysler National Holding Corp.,
7.200%, 9/1/09..........................    BBB+      1,250   1,391,526

Ford Motor Credit Corp., 6.700%,

7/16/04.................................     BBB        300     305,780
Ford Motor Credit Corp., 9.030%,

12/30/09................................     BBB        500     531,427

General Electric Capital Corp., 4.625%,
9/15/09.................................     AAA        800     820,755

General Motors Acceptance Corp., 6.750%,
1/15/06.................................     BBB      1,000   1,036,325
                                                             ----------
                                                              5,125,656

                                                             ----------

DIVERSIFIED COMMERCIAL SERVICES--1.5%
International Lease Finance Corp.,
5.750%, 10/15/06........................     AA-        600     629,600

DIVERSIFIED FINANCIAL SERVICES--7.9%
Bear Stearns Co., 6.625%, 10/1/04.......      A         175     187,939
Bear Stearns Co., 7.800%, 8/15/07.......      A         825     966,509
Heller Financial, 7.375%, 11/1/09.......     AAA      1,000   1,175,517

                       See Notes to Financial Statements                      33

Phoenix-Kayne Intermediate Total Return Bond Fund


                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
Lehman Brothers Holdings, Inc., 7.250%,
10/15/03................................      A      $1,000  $1,042,479
                                                             ----------
                                                              3,372,444

                                                             ----------

GENERAL MERCHANDISE STORES--0.8%
Wal-Mart Stores, 6.550%, 8/10/04........     AA         300     322,586

INTEGRATED TELECOMMUNICATION SERVICES--1.3%
SBC Communications, 5.875%, 2/1/12......     AA-        500     541,193

MOVIES & ENTERTAINMENT--3.1%
Walt Disney Co. (The), 5.500%,

12/29/06................................    BBB+      1,250   1,323,976

PACKAGED FOODS AND MEATS--2.0%
Kraft Foods, Inc., 6.250%, 6/1/12.......     A-         750     840,218

PERSONAL PRODUCTS--0.6%
Gillette Co., 4.000%, 6/30/05...........     AA-        260     272,446

PHARMACEUTICALS--2.5%

Abbott Laboratories, 5.625%, 7/1/06.....     AA       1,000   1,094,102
-----------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $18,476,438)                                19,727,891
-----------------------------------------------------------------------

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS--50.8%

OTHER AGENCY MORTGAGE-BACKED--4.6%
Federal Farm Credit Bank, 5.850%,

5/14/08.................................     AAA        250     263,906
Federal Farm Credit Bank, 6.480%,

4/4/12..................................     AAA      1,000   1,086,875

Federal Home Loan Mortgage Corp.,

7.000%, 4/1/16..........................     AAA        194     206,367

Federal Home Loan Mortgage Corp.,

7.500%, 7/1/09..........................     AAA        120     127,915

Federal Home Loan Mortgage Corp.,

7.500%, 4/1/14..........................     AAA        260     279,858
                                                             ----------
                                                              1,964,921

                                                             ----------
PASS-THROUGH AGENCY MBS, FNMA--3.4%
Federal National Mortgage Association,
6.625%, 11/15/10........................     AAA      1,000   1,175,964

Federal National Mortgage Association,
7.000%, 5/1/14..........................     AAA        222     237,202

                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------
PASS-THROUGH AGENCY MBS, FNMA--CONTINUED

Federal National Mortgage Association,
8.000%, 1/1/15..........................     AAA     $   52  $   56,662
                                                             ----------
                                                              1,469,828

                                                             ----------

PASS-THROUGH AGENCY MBS, GNMA--7.4%
Government National Mortgage

Association, 6.000%, 8/15/31............     AAA      1,520   1,584,682

Government National Mortgage

Association, 7.000%, 7/20/13............     AAA        371     396,196

Government National Mortgage

Association, 8.000%, 11/15/21...........     AAA          4       3,997

Government National Mortgage

Association, 8.000%, 7/15/23............     AAA        116     124,983

Government National Mortgage

Association, 8.000%, 7/15/23............     AAA         98     105,961

Government National Mortgage

Association, 8.000%, 7/20/26............     AAA        410     440,485

Government National Mortgage

Association, 8.000%, 9/15/26............     AAA         45      48,145

Government National Mortgage

Association, 8.000%, 11/15/26...........     AAA         22      23,823

Government National Mortgage

Association, 8.500%, 12/15/22...........     AAA          6       6,032

Government National Mortgage

Association, 8.500%, 8/15/24............     AAA        360     389,905

Government National Mortgage

Association, 8.500%, 8/15/25............     AAA         41      44,894

Government National Mortgage

Association, 8.500%, 6/15/26............     AAA         11      12,082
                                                             ----------
                                                              3,181,185

                                                             ----------

U.S. AGENCY (NON-MBS)--15.4%
Federal Home Loan Bank, 4.060%,

2/6/06..................................     AAA      1,000   1,002,055
Federal Home Loan Bank, 5.200%,

10/22/08................................     AAA        195     204,689
Federal Home Loan Bank, 5.625%,

3/28/06.................................     AAA        500     504,531
Federal Home Loan Bank, 5.850%,

2/13/09.................................     AAA        250     260,967
Federal Home Loan Bank, 5.925%,

4/9/08..................................     AAA      1,000   1,131,652
Federal Home Loan Bank, 6.400%,

1/26/11.................................     AAA        250     261,457

34                     See Notes to Financial Statements

Phoenix-Kayne Intermediate Total Return Bond Fund


                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------
U.S. AGENCY (NON-MBS)--CONTINUED
Federal Home Loan Bank, 7.000%,

9/27/12.................................     AAA     $  500  $  497,500
Federal Home Loan Bank, 9.000%,

12/20/16................................     AAA        500     498,750

Federal National Mortgage Association,
5.650%, 1/22/09.........................     AAA        475     475,954
Federal National Mortgage Association,
6.000%, 5/16/11.........................     AAA        875     962,135

Federal National Mortgage Association,
6.200%, 5/3/12..........................     AAA        500     540,000
Federal National Mortgage Association,
6.250%, 2/17/11.........................     AAA        275     287,894
                                                             ----------
                                                              6,627,584

                                                             ----------
U.S. TREASURY BONDS--4.0%

U.S. Treasury Bonds, 7.875%, 11/15/04...     AAA        500     558,497
U.S. Treasury Bonds, 11.875%,
11/15/03................................     AAA      1,050   1,146,182
                                                             ----------
                                                              1,704,679

                                                             ----------

                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------

U.S. TREASURY NOTES--16.0%

U.S. Treasury Notes, 5.625%, 5/15/08....     AAA     $  987  $1,120,091
U.S. Treasury Notes, 6.000%, 8/15/09....     AAA        700     814,078
U.S. Treasury Notes, 6.250%, 2/15/07....     AAA      1,000   1,147,618
U.S. Treasury Notes, 6.500%, 10/15/06...     AAA      1,500   1,723,361
U.S. Treasury Notes, 7.500%, 2/15/05....     AAA      1,830   2,052,603
                                                             ----------
                                                              6,857,751

                                                             ----------
-----------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(IDENTIFIED COST $20,399,172)                                21,805,948
-----------------------------------------------------------------------


TOTAL INVESTMENTS--96.8%
(IDENTIFIED COST $38,875,610)                                $41,533,839(a)
Other assets and liabilities, net--3.2%                       1,368,119
                                                             ----------
NET ASSETS--100.0%                                           $42,901,958
                                                             ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,679,185 and gross depreciation of $20,956 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $38,875,610.

                       See Notes to Financial Statements                      35

Phoenix-Kayne Intermediate Total Return Bond Fund

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2002


ASSETS

Investments securities at value
  (Identified cost $38,875,610)                               $   41,533,839
Cash                                                                 312,690
Receivables
  Fund shares sold                                                   538,632
  Dividends and interest                                             550,289
Prepaid expenses and other assets                                     13,552
                                                              --------------
    Total Assets                                                  42,949,002
                                                              --------------
LIABILITIES

Payables

  Fund shares repurchased                                              1,099
  Investment advisory fee                                             19,656
  Administration fee                                                   2,897
  Audit fee                                                            7,500
  Transfer agent fee                                                   6,297
  Trustees' fee                                                        2,867
Accrued expenses                                                       6,728
                                                              --------------
    Total liabilities                                                 47,044
                                                              --------------
NET ASSETS                                                    $   42,901,958
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   40,243,729
Net unrealized appreciation                                        2,658,229
                                                              --------------
NET ASSETS                                                    $   42,901,958
                                                              ==============
NUMBER OF SHARES ISSUED AND OUTSTANDING
  (unlimited shares authorized no par value)                       3,791,930
                                                              --------------
NET ASSET VALUE PER SHARE                                             $11.31
                                                              ==============

                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Interest                                                      $    2,380,698
                                                              --------------
    Total investment income                                        2,380,698
                                                              --------------
EXPENSES

Investment advisory fee                                              203,579
Administration                                                        30,565
Financial agent fee                                                   41,496
Transfer agent fees                                                   27,328
Trustees                                                              16,884
Custody fees                                                          16,672
Professional                                                          11,953
Registration                                                           6,775
Printing                                                               1,723
Miscellaneous                                                          2,351
                                                              --------------
    Total expenses                                                   359,326
                                                              --------------
NET INVESTMENT INCOME                                              2,021,372
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                       92,611
Net change in unrealized appreciation on investments               1,569,188
                                                              --------------
NET GAIN ON INVESTMENTS                                            1,661,799
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    3,683,171
                                                              ==============

36                     See Notes to Financial Statements

Phoenix-Kayne Intermediate Total Return Bond Fund

                      STATEMENTS OF CHANGES IN NET ASSETS


                                          Year Ended   Year Ended

                                           12/31/02     12/31/01

                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $ 2,021,372  $ 2,400,911
  Net realized gain (loss)                     92,611    1,093,387
  Net change in unrealized appreciation
    (depreciation)                          1,569,188      230,902
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               3,683,171    3,725,200
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                    (2,006,888)  (2,406,198)
  Net realized gains                         (194,559)    (693,771)
                                          -----------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUITIONS TO SHAREHOLDERS         (2,201,447)  (3,099,969)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
Proceeds from sales of shares (1,477,478
  and 2,795,212 shares, respectively)      16,377,803   31,123,856
Net asset value of shares issued from
  reinvestment of distributions
  (118,490 and 135,269 shares,
  respectively)                             1,313,976    1,487,077
Cost of shares repurchased (1,505,214
  and 3,580,161 shares, respectively)     (16,646,097) (39,959,043)
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      1,045,682   (7,348,110)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS     2,527,406   (6,722,879)

NET ASSETS
  Beginning of period                      40,374,552   47,097,431
                                          -----------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $42,901,958  $40,374,552
                                          ===========  ===========

                       See Notes to Financial Statements                      37

Phoenix-Kayne Intermediate Total Return Bond Fund

                              FINANCIAL HIGHLIGHTS

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                    CLASS X

                                               --------------------------------------------------
                                                             YEAR ENDED DECEMBER 31
                                               --------------------------------------------------
                                                  2002      2001      2000      1999         1998
Net asset value, beginning of period           $ 10.91   $ 10.82   $ 10.44   $ 11.01      $ 10.75
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    0.55      0.57      0.56      0.50         0.51
  Net realized and unrealized gain (loss) on
    investments                                   0.45      0.28      0.39     (0.57)        0.30
                                               -------   -------   -------   -------      -------
      TOTAL FROM INVESTMENT OPERATIONS            1.00      0.85      0.95     (0.07)        0.81
                                               -------   -------   -------   -------      -------
LESS DISTRIBUTIONS
  From net investment income                     (0.55)    (0.57)    (0.57)    (0.49)       (0.51)
  From net realized gain                         (0.05)    (0.19)       --     (0.01)       (0.04)
                                               -------   -------   -------   -------      -------
      TOTAL DISTRIBUTIONS                        (0.60)    (0.76)    (0.57)    (0.50)       (0.55)
                                               -------   -------   -------   -------      -------
Change in net asset value                         0.40      0.09      0.38     (0.57)        0.26
                                               -------   -------   -------   -------      -------
NET ASSET VALUE, END OF PERIOD                 $ 11.31   $ 10.91   $ 10.82   $ 10.44      $ 11.01
                                               =======   =======   =======   =======      =======
Total return                                      9.45%     7.98%     9.40%   (0.65)%        7.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $42,902   $40,375   $47,097   $53,404      $28,330

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Operating expenses                              0.88%     0.96%     0.94%    0.94%(1)      0.94%(1)
  Net investment income (loss)                    4.96%     5.13%     5.34%    4.94%         4.93%
Portfolio turnover rate                             27%       50%       10%      64%           49%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.23% and 1.00% for the period ended December 31, 1999 and 1998, respectively.

38                     See Notes to Financial Statements

PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

                        INVESTMENTS AT DECEMBER 31, 2002


                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------
MUNICIPAL TAX-EXEMPT BONDS--98.7%

GENERAL OBLIGATION--19.0%
Brentwood Union School District, 7.300%,
08/01/2007 (FGIC Insured)...............     AAA     $  155  $  188,712

California State, 5.250%, 11/01/2009....      A         200     221,444
California State, 5.250%, 06/01/2016....      A         250     261,562
California State, 5.375%, 03/01/2006....      A         100     106,750
California State, 5.375%, 03/01/2006....      A           5       5,337
California State, 5.375%, 03/01/2006....      A          45      47,588

California State, 5.500%, 04/01/2010
(MBIA Insured)..........................     AAA        200     229,494

California State, 6.250%, 04/01/2008....      A         825     945,656

Long Beach Unified School District,

5.375%, 08/01/2016 (MBIA Insured).......     NR         300     328,500

Oakland Unified School District, 5.000%,
08/01/2016 (FSA Insured)................     AAA        400     425,000
                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------
GENERAL OBLIGATION--CONTINUED

Oakland Unified School District Alameda
County, 5.000%, 08/01/2015 (FSA
Insured)................................     AAA     $  765  $  818,550

Oakland, California Series B, 5.875%,
06/15/2019 (FSA Insured)................     AAA      1,000   1,086,250

Petaluma California School, 0.000%,
08/01/2020 (FGIC Insured)...............     AAA      1,000     375,090

San Bernardino County, California,

6.875%, 08/01/2024(b)...................     AAA      1,000   1,290,000
                                                             ----------
                                                              6,329,933

                                                             ----------

GENERAL REVENUE--11.8%
California State Public Works Board
Lease Revenue Refunding for the
California Community Colleres Ser. A,

5.250%, 12/01/2013......................     A-         290     309,575

California State Public Works Board
Lease Revenue Refunding for the
California Highway Patrol, 5.250%,

11/01/2020..............................     A-         500     514,540

42                     See Notes to Financial Statements

Phoenix-Kayne California Intermediate Tax-Free Bond Fund


                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------
GENERAL REVENUE--CONTINUED
California State Public Works Board
Lease Revenue Refunding for the
Franchise Tax Board, 5.500%,

09/01/2009..............................     A-      $  510  $  569,288

Contra Costa County California Home,
7.500%, 05/01/2014 (GNMA COLL Insured)..     AAA        500     681,625

Los Angeles Convention & Exhibit Center,
9.000%, 12/01/2020......................     AAA        150     181,875
Newport Beach California, 1.460%,

10/01/2022..............................     AA         100     100,000

Pinole Redevelopment Agency Tax

Allocation, 5.600%, 08/01/2017..........      A         200     206,436

Pleasanton Joint Powers Financing,

6.150%, 09/02/2012......................     NR         500     521,445

San Jose, California Financing
Authority, 5.000%, 09/01/2016 (MBIA
Insured)................................     AA         350     374,063

Santa Barbara, California Redevelopment
Agency, 4.600%, 03/01/2014 (FSA
Insured)................................     AAA        250     264,375

Stockton California, 5.600%, 03/20/2028
(GNMA COLL Insured).....................     AAA        200     205,602
                                                             ----------
                                                              3,928,824

                                                             ----------
MEDICAL REVENUE--4.3%
California Health Facilities Financing
Authority, 6.250%, 10/01/2013 (MBIA
Insured)................................     AAA      1,000   1,015,400

California Statewide Communities
Development Authority Certf. Partn.,
1.430%, 08/15/2027 (AMBAC Insured)......     AAA        400     400,000
                                                             ----------
                                                              1,415,400

                                                             ----------

MULTI-FAMILY HOUSING--0.8%
Menlo Park Community Development Agency
Multifamily Revenue, 5.375%, 06/01/2016

(AMBAC Insured).........................     AAA        250     269,375

MUNICIPAL UTILITY DISTRICT REVENUE--8.9%
Los Angeles, California Water & Power

Revenue, 5.250%, 07/01/2018.............     AA-        300     313,500
                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------
MUNICIPAL UTILITY DISTRICT REVENUE--CONTINUED

M-S-R Public Power Agency California,
6.000%, 07/01/2020 (AMBAC Insured)......     AAA     $1,000  $1,040,060

Northern California Public Power Agency,
5.000%, 07/01/2015 (MBIA Insured).......     AAA      1,000   1,067,500

Sacramento California Municipal Utility
Revenue, 5.100%, 07/01/2013 (AMBAC
Insured)................................     AAA        500     544,780
                                                             ----------
                                                              2,965,840

                                                             ----------

SINGLE FAMILY HOUSING REVENUE--7.9%
California Housing Finance Agency,
5.850%, 08/01/2016 (MBIA FHA/VA/CAHLIF

MTGS Insured)...........................     AAA        500     535,705

California Housing Finance Agency,
5.900%, 08/01/2017 (MBIA FHA/VA GTD
CAHLIF Insured).........................     AAA        800     831,000

California Housing Finance Agency,
5.950%, 08/01/2014 (MBIA FHA/VA/CAHLIF
MTGS Insured)...........................     AAA        960   1,008,000

Cypress California Single Family
Residential Mortgage Revenue, 7.250%,

01/01/2012 (PRIV MTGS Insured)(b).......     NR         200     258,292
                                                             ----------
                                                              2,632,997

                                                             ----------

TRANSPORTATION REVENUE--16.4%
Foothill/Eastern Corridor Agency
California Toll Road, 0.000%,

01/01/2011..............................     AAA        500     552,730

Los Angeles County Metropolitan
Transportation Authority, 5.625%,

07/01/2018 (MBIA Insured)...............     AAA        500     519,375

Oakland, California Port Authority,
5.600%, 11/01/2019 (MBIA Insured).......     AAA      1,000   1,092,500

San Francisco, California Bay Area Rapid
Transit, 5.500%, 07/01/2015 (FGIC
Insured)................................     AAA        190     204,488

San Francisco, California City & County
Airport, 5.375%, 05/01/2017 (MBIA
Insured)................................     AAA      1,000   1,067,500

San Francisco, California Port

Authority, 5.900%, 07/01/2009...........     A-       1,000   1,075,000

                       See Notes to Financial Statements                      43

Phoenix-Kayne California Intermediate Tax-Free Bond Fund


                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------
TRANSPORTATION REVENUE--CONTINUED
San Mateo County Transit District,

5.000%, 06/01/2014 (MBIA Insured).......     AAA     $  400  $  429,500

Santa Clara Valley, California
Transportation Authority, 5.000%,

6/1/2017 (MBIA Insured).................     AAA        500     530,000
                                                             ----------
                                                              5,471,093

                                                             ----------

VETERAN REVENUE--6.5%
California State, 5.375%, 12/01/2016....     AA-      1,000   1,013,750

California State Veteran Bonds, 5.150%,
12/01/2014..............................     AA-        895     935,275

California State Veterans Bonds, 6.375%,
02/01/2027 (AMBAC Insured)..............     AAA        200     200,980
                                                             ----------
                                                              2,150,005

                                                             ----------

WATER & SEWER REVENUE--23.1%
California Educational Facilities
Authority, 5.375%, 10/01/2016 (CONNIE
LEE Insured)............................     AAA        250     270,625

California State Department of Water,
5.125%, 12/01/2015......................     AA         200     215,000
California State Department of Water
Resources Center Valley Project, 5.650%,

12/01/2011..............................     AA         200     206,672

Irvine Ranch California Water District,
1.430%, 05/01/2009 (GO OF DISTS
Insured)................................     AA-        500     500,000

Los Angeles, California, 4.500%,

07/01/2013..............................     AA-        700     718,375
Los Angeles, California Wastewater
System, 5.000%, 06/01/2014 (FGIC
Insured)................................     AAA        700     751,625
                                          STANDARD    PAR
                                           & POORS   VALUE
                                           RATING    (000)     VALUE
                                          ---------  ------  ----------
WATER & SEWER REVENUE--CONTINUED

Los Angeles, California Wastewater
System, 5.700%, 06/01/2020 (MBIA
Insured)................................     AAA     $  200  $  206,228

Metropolitan Water Districe of Southern

California, 5.000%, 07/01/2013..........     AA         200     214,250

Mountain View, California Shoreline
Regional Park, 5.500%, 08/01/2021 (MBIA
Insured)................................     AAA      1,000   1,078,750

Redlands California Financing Authority
Wastewater Revenue Refunding Ser A,

5.000%, 09/01/2017 (FSA Insured)........     AAA      1,000   1,061,250

San Diego California Sewer Ser A Public
Facility Financing Authority, 5.000%,

05/15/2013 (AMBAC Insured)..............     AAA        300     308,097

San Jose-Santa Clara, California Water
Financing Authority, 5.375%, 11/15/2015

(FGIC Insured)..........................     AAA      1,000   1,063,750

Tulare, California Sewer Revenue,

5.700%, 11/15/2015 (MBIA Insured).......     AAA      1,000   1,113,750
                                                             ----------
                                                              7,708,372

                                                             ----------
-----------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $31,187,054)                                32,871,839
-----------------------------------------------------------------------


TOTAL INVESTMENTS--98.7%
(IDENTIFIED COST $31,187,054)                                32,871,839(a)
Other assets and liabilities, net--1.3%                         435,637
                                                             ----------
NET ASSETS--100.0%                                           $33,307,476
                                                             ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,724,327 and gross depreciation of $39,542 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $31,187,054.

(b)  Escrowed to Maturity.

     At December 31, 2002, the concentration of the Fund's investments by state or territory, determined as a percentage of net assets, is as follows:
     California 100%. At December 31, 2002, 68% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: FSA, 11% and MBIA, 27%.

44                     See Notes to Financial Statements

Phoenix-Kayne California Intermediate Tax-Free Bond Fund

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2002


ASSETS

Investments in securities, at value
  (Identified cost $31,187,054)                               $   32,871,839
Cash                                                                  91,127
Receivables
  Interest                                                           464,129
Prepaid expenses and other assets                                     11,764
                                                              --------------
    Total Assets                                                  33,438,859
                                                              --------------
LIABILITIES

Payables:

  Fund shares repurchased                                                746
  Distributions to shareholders                                      107,058
  Investment advisory fee                                              1,273
Accrued expenses                                                      22,306
                                                              --------------
    Total liabilities                                                131,383
                                                              --------------
NET ASSETS                                                    $   33,307,476
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shres of beneficial interest               $   31,609,193
Undistributed net investment income                                   13,498
Net unrealized appreciation                                        1,684,785
                                                              --------------
NET ASSETS                                                    $   33,307,476
                                                              ==============
NUMBER OF SHARES ISSUED AND OUTSTANDING
  (unlimited shares authorized no par value)                       3,046,257
                                                              --------------
NET ASSET VALUE PER SHARE                                             $10.93
                                                              ==============

                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Interest                                                      $    1,595,723
                                                              --------------
    Total investment income                                        1,595,723
                                                              --------------
EXPENSES

Investments advisory fee                                             161,966
Administration fee                                                    29,999
Financial agent fee                                                   49,292
Transfer agent                                                        25,602
Trustees                                                              15,279
Custodian                                                             13,830
Professional                                                           9,001
Registration                                                           7,500
Printing                                                                 800
Miscellaneous                                                          5,485
                                                              --------------
    Total expenses                                                   318,754
    Less: expenses borne by investment adviser                       (75,806)
                                                              --------------
    Net expenses                                                     242,948
                                                              --------------
NET INVESTMENT INCOME                                              1,352,775
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      174,298
Net change in unrealized appreciation on investments                 572,903
                                                              --------------
NET GAIN ON INVESTMENTS                                              747,201
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    2,099,976
                                                              ==============

                       See Notes to Financial Statements                      45

Phoenix-Kayne California Intermediate Tax-Free Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                          Year Ended   Year Ended

                                           12/31/02     12/31/01

                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $ 1,352,775  $ 1,444,562
  Net realized gain (loss)                    174,298      327,324
  Net change in unrealized appreciation
    (depreciation)                            572,903     (408,245)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               2,099,976    1,363,641
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                    (1,351,420)  (1,454,241)
  Net realized gains                         (151,744)    (209,757)
                                          -----------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUITIONS TO SHAREHOLDERS         (1,503,164)  (1,663,998)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (823,861
    and 3,123,987 shares, respectively)     8,986,927   34,012,895
  Net asset value of shares issued on
    reinvestment of distributions
    (44,676 and 38,394 shares,
    respectively)                             486,832      417,119
  Cost of shares repurchased (1,027,079
    and 2,853,438 shares, respectively)   (11,184,822) (31,060,553)
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (1,711,063)   3,369,461
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS    (1,114,251)   3,069,104

NET ASSETS
    Beginning of period                    34,421,727   31,352,623
                                          -----------  -----------
    END OF PERIOD [INCLUDING
     UNDISTRIBUTED NET INVESTMENT INCOME
     OF

      $13,498 AND $0, RESPECTIVELY]       $33,307,476  $34,421,727
                                          ===========  ===========

46                     See Notes to Financial Statements

Phoenix-Kayne California Intermediate Tax-Free Bond Fund

                              FINANCIAL HIGHLIGHTS

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                    CLASS X

                                               --------------------------------------------------
                                                             YEAR ENDED DECEMBER 31
                                               --------------------------------------------------
                                                  2002      2001      2000      1999         1998
Net asset value, beginning of period           $ 10.74   $ 10.83   $ 10.29   $ 10.77      $ 10.74
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    0.46      0.47      0.49      0.44         0.43
  Net realized and unrealized gain (loss) on
    investments                                   0.24     (0.02)     0.54     (0.48)        0.03
                                               -------   -------   -------   -------      -------
      TOTAL FROM INVESTMENT OPERATIONS            0.70      0.45      1.03     (0.04)        0.46
                                               -------   -------   -------   -------      -------
LESS DISTRIBUTIONS
  From net investment income                     (0.46)    (0.47)    (0.49)    (0.44)       (0.43)
  From net realized gain                         (0.05)    (0.07)       --        --           --
                                               -------   -------   -------   -------      -------
      TOTAL DISTRIBUTIONS                        (0.51)    (0.54)    (0.49)    (0.44)       (0.43)
                                               -------   -------   -------   -------      -------
Change in net asset value                         0.19     (0.09)     0.54     (0.48)        0.03
                                               -------   -------   -------   -------      -------
NET ASSET VALUE, END OF PERIOD                 $ 10.93   $ 10.74   $ 10.83   $ 10.29      $ 10.77
                                               =======   =======   =======   =======      =======
Total return                                      6.60%     4.26%    10.18%   (0.44)%        4.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $33,307   $34,422   $31,353   $41,862       $9,391

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Operating expenses(1)                           0.75%     0.75%     0.75%(2)   0.75%(2)    0.77%
  Net investment income (loss)                    4.18%     4.38%     4.63%    4.14%         3.88%
Portfolio turnover rate                             21%       61%       33%      65%           47%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating epxenses to average net assets would have been 0.98%, 0.85%, 0.96%, 1.37% and 2.23% for the period ended December 31, 2002, 2001,
     2000, 1999 and 1998, respectively.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 0.74% and 0.71% for the period ended December 31, 2000 and 1999, respectively.

                       See Notes to Financial Statements                      47

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

1. ORGANIZATION

  Phoenix-Kayne Funds (the "Trust") (formerly Kayne Anderson Rudnick Mutual Funds) was organized as a Delaware business trust on May 29, 1996 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently consists of five separate series: Large Cap Fund, Small-Mid Cap Fund, International Fund, Intermediate Total Return Bond Fund and California Intermediate Tax-Free Bond Fund (each a "Fund" and collectively the "Funds").

  Between May 29, 1996 and the respective dates of commencement of operations, the Funds had no operations other than those related to organizational matters and the sale of 2,347 shares of the Small Cap Fund, the International Fund, the Intermediate Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund to Kayne Anderson Rudnick Investment Management, LLC (the "Advisor") (formerly Kayne Anderson Investment Management, LLC) for $25,000, respectively.

  The Large Cap Fund is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies generally having a total market capitalization of $5 billion or more.

  The Small-Mid Cap Fund is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of small and mid-capitalization companies included in the Russell 2500 Index.

  The International Fund is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies outside the United States.

  The Intermediate Total Return Bond Fund is a diversified fund and seeks to obtain maximum total return, primarily through current income, with capital appreciation as a secondary consideration. The Fund invests primarily in investment grade debt securities and seeks to maintain an average maturity of three to ten years.

  The California Intermediate Tax-Free Bond Fund is a non-diversified fund and seeks current income exempt from federal and California state income tax. The Fund invests primarily in investment grade debt securities and may maintain an average maturity of more than ten years.

  The Trust offers Class X shares on each Fund. Additionally, the Trust offers three additional classes of shares, Class A, Class B and Class C shares on Large Cap Fund, Small-Mid Cap Fund and International Fund. Class X shares are sold without a sales charge. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION:

  The Funds' investments are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued by an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B. FEDERAL INCOME TAXES:

  It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. Net investment income (loss) and net realized gain (loss) may differ for financial statement and income tax purposes primarily due to investments which have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income of net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each fund.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS:

  Security transactions are accounted for on the trade date. Interest income is recognized on the accrual basis. Bond discounts and premiums are amortized over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D. ACCOUNTING ESTIMATES:

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)

America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual result could differ from those estimates.

E. SECURITIES LENDING TRANSACTIONS:

  The Funds receive compensation in the form of fees, or it retains a portion of interest of any cash received as collateral. The Funds also continue to receive interest and dividends on securities loaned. The loans are secured by collateral (102% for US dollar denominated securities and 105% for non-US denominations) with cash, U.S. government securities or letters of credit. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

F. FOREIGN CURRENCIES:

  Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities and income denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market price on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

G. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the "Agreement"). The majority interest of the Advisor is owned by Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX") The Advisor furnishes all investment advice, office space and certain administrative services, and provides personnel as needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates:


Large Cap Fund..........................   0.75%
Small-Mid Cap Fund......................   0.85%
International Fund......................   0.95%
Intermediate Total Return Bond Fund.....   0.50%
California Intermediate Tax-Free Bond
  Fund..................................   0.50%

  For the year ended December 31, 2002, the Funds incurred the following advisory fees:


Large Cap Fund..........................  $728,521
Small-Mid Cap Fund......................   977,126
International Fund......................   615,762
Intermediate Total Return Bond Fund.....   203,579
California Intermediate Tax-Free Bond
  Fund..................................   161,966

  The Funds are responsible for their own operating expenses. The Advisor has agreed to limit each Fund's total operating expenses by reducing all or a portion of its fees and reimbursing each Fund for expenses, excluding interest, so that their ratio of expenses to average net assets will not exceed the following levels:


                                           Class X     Class A     Class B     Class C
                                          ----------  ----------  ----------  ----------
Large Cap Fund..........................      1.20%       1.45%       2.20%       2.20%
Small-Mid Cap Fund......................      1.30        1.55        2.30        2.30
International Fund......................      1.40        1.65        2.40        2.40
Intermediate Total Return Bond Fund.....      0.95         N/A         N/A         N/A
California Intermediate Tax-Free Bond
  Fund..................................      0.75         N/A         N/A         N/A

  Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended December 31, 2002, the Advisor waived fees and paid expenses of $75,806 for the California Intermediate Tax-Free Bond Fund. For the year ended December 31, 2002, the Advisor recouped fees previously waived and expenses absorbed of $8,744 for International Fund.

  At December 31, 2002, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Funds are as follows:


California Intermediate Tax-Free Bond
  Fund..................................  $173,057

At December 31, 2002, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:


                                                December 31,
                                          -------------------------
Funds                                      2003     2004     2005
-----                                     -------  -------  -------
California Intermediate Tax-Free Bond

  Fund..................................  $66,383  $30,868  $75,806

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings,

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)

reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals. For its services, each Fund pays the Administrator an annual fee equal to 0.075% of the first $40 million of the average daily net assets, 0.050% of the next $40 million, 0.025% of the next $40 million, and 0.010% thereafter, subject to a minimum annual fee.

Phoenix Equity Planning Corporation, ("PEPCO") an indirect, wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions and deferred sales charges for the year ended December 31, 2002 as follows:


                                            Class A        Class B         Class C
                                          Net Selling      Deferred        Deferred
                                          Commissions   Sales Charges   Sales Charges
                                          ------------  --------------  --------------
Large Cap Fund..........................           146           1,011           1,827
Small-Mid Cap Fund......................         3,253          14,627           2,417
International Fund......................           119              --              --

Prior to September 2, 2002, Quasar Distributors, L.L.C. ("Quasar") served as the Funds' distributor. In addition, the Large Cap, Small-Mid Cap and International Funds pay PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and C shares applied to the daily average net assets of each fund. The distributor has advised the Trust that the total amount expensed for the year ended December 31, 2002 was allocated as follows:


                                                            Distribution Fee  Distribution Fee

                                          Distribution Fee    Paid Out to          Paid to
                                            Retained by       Unaffiliated      W.S. Griffith
                                            Distributor       Participants    Securities, Inc.
                                          ----------------  ----------------  -----------------
Large Cap Fund..........................       $1,701             $743           $        3
Small-Mid Cap Fund......................        1,504              562                    4
International Fund......................          711               10                   --

W.S. Griffith Securities, Inc. is an indirect subsidiary of PNX.

PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period August 1, 2002 to December 31, 2002, transfer agent fees were $272,036 as reported in the Statement of Operations, of which PEPCO retained the following:


                                          Transfer Agent Fee
                                           Retained (Paid)

                                          ------------------
Large Cap Fund..........................       $(2,130)
Small-Mid Cap Fund......................         8,685
International Fund......................        (3,524)
Intermediate Total Return Bond Fund.....        (1,495)
California Intermediate Tax-Free Bond
  Fund..................................        (1,495)

Prior to August 1, 2002, an unaffiliated entity served as the Trust's Transfer Agent.

At December 31, 2002 PNX and affiliates and the retirement plans of PNX and affiliates held Phoenix-Kayne Fund shares which aggregated the following:


                                                   Aggregate
                                                   Net Asset

                                          Shares     Value

                                          -------  ---------
Large Cap Fund
--Class A...............................   7,391    $96,231
--Class B...............................   7,391     95,935
--Class C...............................   7,391     95,935
Small-Mid Cap Fund
--Class A...............................   6,540     93,787
--Class B...............................   6,540     93,525
--Class C...............................   6,540     93,525
International Fund
--Class A...............................  10,582     95,344
--Class B...............................  10,582     95,026
--Class C...............................  10,582     95,026

4. PURCHASES AND SALES OF SECURITIES

  For the year ended December 31, 2002, the cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, were as follows:


Fund                                       Purchases      Sales
----                                      -----------  -----------
Large Cap Fund..........................  $24,280,625  $27,696,186
Small-Mid Cap Fund......................   50,690,797   17,782,579
International Fund......................   50,061,126   39,165,280
Intermediate Total Return Bond Fund.....    5,534,032    6,674,537
California Intermediate Tax-Free Bond
  Fund..................................    6,893,439    8,854,788

  The Intermediate Total Return Bond Fund purchased $5,818,035 and sold $3,867,800 in U.S. Government securities. There were no purchases or sales of U.S. Government securities by Large Cap Fund, Small-Mid Cap Fund, International Fund and California Intermediate Tax-Free Bond Fund.

5. PORTFOLIO SECURITIES LOANED, FINANCIAL FUTURES CONTRACTS, AND FORWARD CURRENCY CONTRACTS

  As of December 31, 2002, the following funds loaned common stocks having a fair value and received the following collateral for the loans:


                                          Fair Value   Collateral Value

                                          -----------  ----------------
Large Cap Fund..........................  $ 3,081,000    $ 3,200,000
Small-Mid Cap Fund......................   19,580,579     20,262,146
International Fund......................    5,663,273      5,922,896

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)

  At December 31, 2002, the International Fund held the following foreign currency exchange contracts:


                        Currency     Delivey   Unrealized

  Currency  Payable   Deliverable     Date        Loss
  --------  --------  ------------  ---------  ----------
                      Swiss Franc

  US$       524,379   724,939       01/03/03     $4,883
                                                 ------
                      Total Forward
                      Contracts..............    $4,883
                                                 ======

6. TAX MATTERS

  The following Funds have capital loss carryovers which may be used to offset future capital gains.


                                           Large Cap   Small-Mid Cap  International

Expiration Date                              Fund          Fund           Fund
---------------                           -----------  -------------  -------------
2008....................................                $6,730,898*
2009....................................  $ 2,968,666    1,242,994     $ 2,522,232
2010....................................   10,881,988      826,351      14,384,915
                                          -----------   ----------     -----------
    Total...............................   13,850,654    8,800,243      16,907,147
                                          ===========   ==========     ===========

* UTILIZATION OF THIS CAPITAL LOSS CARRYFORWARD WHICH AROSE IN CONNECTION WITH THE TAX-FREE REORGANIZATION WITH SEFTON SMALL COMPANY VALUE FUND IS LIMITED BY FEDERAL INCOME TAX REGULATIONS TO $838,736 ANNUALLY.

  As of December 31, 2002, the components of distributable earnings on tax basis were as follows:


                                          Undistributed   Accumulated
                                          Net Investment  Net Realized

                                              Income          Gain

                                          --------------  ------------
Large Cap Fund..........................     $213,369     $         --
Small-Mid Cap Fund......................           --               --
International Fund......................           --               --
Intermediate Total Return Bond Fund.....           --               --
California Intermediate Tax-Free Bond...       13,498               --

  Under current tax law, foreign currency and capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2002, the Funds deferred post-October losses and utilized prior year post-October losses as follows:


                                           Deferred   Utilized

                                          ----------  --------
Large Cap Fund..........................  $1,010,078  $    --
Small-Mid Cap Fund......................   1,767,456       --
International Fund**....................
Intermediate Total Return Bond Fund.....          --       --
California Intermediate Tax-Free Bond...          --   22,553

** THE INTERNATIONAL FUND HAS ELECTED DECEMBER 31 AS ITS YEAR END FOR EXCISE TAX
   PURPOSES.

  The tax composition of dividends were as follows:


                                           Ordinary     Long-term    Return of
                                            Income    Capital Gains   Capital

                                          ----------  -------------  ---------
Large Cap Fund..........................  $  394,434    $     --     $     --
Small-Mid Cap Fund......................          --          --           --
International Fund......................     179,583          --      139,712
Intermediate Total Return Bond Fund.....   2,036,831     164,616           --
California Intermediate Tax-Free Bond...       1,669     151,744           --

  For California Intermediate Tax-Free Bond Fund, dividends from net investment income reported in the Statement of Changes in Net Assets includes $1,349,751 of tax exempt income.

7. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, each Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2002, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:


                                          Undistributed   Accumulated     Capital paid in
                                          Net investment  Net realized     On shares of
                                              Income      Gain (loss)   beneficial interest

                                          --------------  ------------  -------------------
Large Cap Fund..........................    $      --       $     --         $      --
Small-Mid Cap Fund......................      432,968             --          (432,968)
International Fund......................     (133,561)       133,561                --
Intermediate Total Return Bond Fund.....      (14,484)        27,820           (13,336)
California Intermediate Tax-Free Bond
  Fund..................................       12,143        (22,554)           10,411

                             TAX NOTICE (UNAUDITED)

For federal income tax purposes, 99.9% of the income dividends paid by the California Intermediate Tax-Free Bond Fund qualify as exempt-interest dividends. 100.0% of the income dividends earned by the Large Cap Fund qualify as corporate dividend received deduction income.

For the fiscal year ended December 31, 2002 the following funds distributed long-term capital gains dividends:
Intermediate Total Return Bond Fund ................................... $164,616
California Intermediate Tax-Free Bond Fund ............................. 151,744

  This report is not authorized for distribution to prospective investors in the Phoenix-Kayne Funds unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Phoenix-Kayne Funds
Los Angeles, California

We have audited the accompanying statements of assets and liabilities of Phoenix-Kayne Funds (comprising, respectively, the Large Cap Fund, the Small-Mid Cap Fund, the International Fund, the Intermediate Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund), including the schedule of investments, as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended or the period from commencement of operations to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with U.S. generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Phoenix-Kayne Funds as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended or the period of commencement of operations to December 31, 2002 in conformity with U.S. generally accepted accounting principles.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
January 24, 2003

                               PHOENIX-KAYNE FUNDS


                           PART C -- OTHER INFORMATION

ITEM 23.  EXHIBITS

       a.       Declaration of Trust(1)
       a.1      Certificate of Trust(1)

        b.      Bylaws(1)

       c. Instruments Defining Rights of Security Holders -- Reference is made to Registrant's Agreement and Declaration of Trust and Bylaws. See Exhibits a and b.
       d.1      Investment Advisory Agreement filed on behalf of(1):

       e. Form of Underwriting Agreement by and between Registrant and Phoenix Equity Planning Corporation(6)
       f.       Bonus or Profit Sharing Contracts - None.
       g. Custody Agreement by and between Registrant and Investor Bank and Trust Company(2)
       h.1 Administration Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC(3)
       h.2 Transfer Agency Agreement by and between Registrant and Phoenix Equity Planning Corporation(6)
       h.3 Sub-Transfer Agency Agreement by and between Phoenix Equity Planning Corporation and State Street Bank and Trust Company(6)
       i. Consent of Counsel and Legal Opinion of Paul, Hastings, Janosfsky & Walker LLP(4)
       j.1 Consent of Independent Public Accountants Briggs, Bunting & Dougherty, LLP - Filed herewith.
       j.2      Consent of Independent Public Accountants PricewaterhouseCoopers
                - Filed herewith.
       k.       Not applicable.
       l.       Agreement Relating to Initial Capital(3)
       m.1      Rule 12b-1 Plans for Class A Shares(6)
       m.2      Rule 12b-1 Plan Class B Shares(6)
       m.3      Rule 12b-1 Plan for Class C Shares(6).
       n.       Financial Data Schedules.
       o.       Form of Rule 18f-3 Plan(6).

       p. Code of Ethics for Registrant and Kayne Anderson Rudnick Investment Management, LLC(5)


       q.       Powers of Attorney for all Trustees - Filed herewith.

--------------------
      (1) Incorporated by reference to Registrant's Initial Registration Statement filed on July 12, 1996.
      (2) Incorporated by reference to Registrant's Post-Effective Amendment No. 1 Filing of the Registration Statement filed on September 18, 1996.
      (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 2 Filing of the Registration Statement filed on September 26, 1996.
      (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filing of the Registration Statement filed on April 29, 1999.
      (5) Incorporated by reference to Registrant's Post-Effective Amendment No. 11 Filing of the Registration Statement filed on April 30, 2001.

      (6) Incorporated by reference to Registrant's Post-Effective Amendment No. 14 filed on August 30, 2002.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   Kayne Anderson Rudnick Investment Management, LLC, a California limited liability company, is the manager of each series of the Registrant. On January 29, 2002, a majority interest in Kayne Anderson Rudnick Investment Management, LLC (the "Manager"), was acquired by Phoenix Investment Partners, Ltd. ("PXP"). PXP is a diversified investment management company managing approximately $52.9 billion as of December 31, 2002.


   Richard A. Kayne and John Edward Anderson also are the sole shareholders and directors of KA Holdings, Inc., a California corporation, the sole shareholder of Kayne Anderson Investment Management, Inc., a California corporation, the general partner of Kayne Anderson Capital Advisors, L.P., a California limited partnership and a registered investment adviser. As shareholders of KA Holdings, Inc., Messrs. Kayne and Anderson together indirectly own a majority of the partnership interests in KAIM Non-Traditional, L.P.

   Messrs. Kayne and Anderson together hold a majority of the outstanding voting stock of KA Associates, Inc., a California corporation and a registered broker-dealer.

ITEM 25. INDEMNIFICATION.


   Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase, with Trust assets, insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

   Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


   Information about Allan M. Rudnick is set forth in Part B under "Management of the Funds."

   John Edward Anderson is a member of Kayne Anderson Rudnick Investment Management, LLC, and a shareholder and director of KA Holdings, Inc., the sole shareholder of Kayne Anderson Investment Management, Inc., the general partner of Kayne Anderson Capital Advisors, L.P. Mr. Anderson has been involved with these organizations (or their predecessors) as an equity owner and director since 1984. Since May, 1992, Mr. Anderson has been the Chief Executive Officer and President of Topa Equities, Ltd., a holding company for various private businesses, including beverage distributions, real estate, auto dealerships, and insurance among others.

ITEM 27. PRINCIPAL UNDERWRITERS.

   (a) Equity Planning serves as the principal underwriter for the following registrants:

   Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix-Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Portfolios, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

   (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:


              NAME AND PRINCIPAL                              POSITIONS AND OFFICES                     POSITIONS AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
              ------------------                                 ----------------                          ---------------


William R. Moyer                                      Director, Executive Vice President,             Executive
56 Prospect St.                                       Chief Financial Officer and Treasurer           Vice President
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                                        President,                                      Executive
56 Prospect St.                                       Private Client Group                            Vice President
P.O. Box 150480
Hartford, CT 06115-0480


Robert S. Driessen                                    Vice President, Compliance                      Vice President and
56 Prospect Street                                                                                    Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                                  Assistant Vice President,                       Assistant Treasurer
56 Prospect Street                                    Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

   All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained as follow:

   With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8);
(12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

   Investors Bank and Trust Company
   200 Clarendon Street
   Boston, Massachusetts 02116

   With respect to Rules 31a-1(a); 31a-1(b); (2)(iii) and (4), the required books and records are maintained at the offices of Registrant's Administrator:

   U.S. Bancorp Fund Services, L.L.C.
   2020 East Financial Way, Suite 100
   Glendora, California 91741

   With respect to Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-(f),
the required books and records are maintained at the principal offices of the Registrant's Adviser:

   Kayne Anderson Rudnick Investment Management, LLC
   1800 Avenue of the Stars, 2nd Floor
   Los Angeles, California 90067

   With respect to Rules 31a-1(b)(iv) and (8), the required books and records are maintained at the offices of Registrant's Transfer Agent:

   Phoenix Equity Planning Corporation
   56 Prospect Street
   Hartford, Connecticut 06115-0480

   With respect to Rule 31a-1(d), certain required books and records will be maintained at the offices of the Registrant's Principal Underwriters:

   Phoenix Equity Planning Corporation
   56 Prospect Street
   Hartford, Connecticut 06115-0480

ITEM 29. MANAGEMENT SERVICES.

   All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30. UNDERTAKINGS.

   (a) Registrant undertakes to provide its Annual Report upon request without charge to any recipient of a Prospectus.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Fund certifies that it meets all of the requirements for the effectiveness of this registration statement under the rule 485(b) of the Securities Act and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Los Angeles, State of California, on the 24th day of April, 2003.

                                          PHOENIX-KAYNE FUNDS


ATTEST BY: /S/ RICHARD J. WIRTH           BY: /S/ ALLAN M. RUDNICK
           --------------------               ----------------------
            RICHARD J. WIRTH              ALLAN M. RUDNICK
            SECRETARY                     PRINCIPAL EXECUTIVE OFFICER; PRESIDENT


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A has been signed below by the following person in the capacities and on the 24th day of April 2003.


                 NAME                               TITLE
                 ----                               -----


/s/E. Virgil Conway*                                Trustee
------------------------------------
   E. Virgil Conway


/s/Harry Dalzell-Payne*                             Trustee
------------------------------------
   Harry Dalzell-Payne


/s/Philip R. McLoughlin                             Trustee
------------------------------------
   Philip R. McLoughlin


/s/Geraldine M. McNamara*                           Trustee
------------------------------------
   Geraldine M. McNamara


/s/Everett M. Morris*                               Trustee
------------------------------------
   Everett M. Morris


/s/Allan M. Rudnick                                 President
------------------------------------
   Allan M. Rudnick


/s/Ralph Walter                                     Chief Operating and
------------------------------------
   Ralph Walter                                     Chief Financial Officer and
                                                    Treasurer


/s/Philip R. McLoughlin
-----------------------------------------------------------
*Philip R. McLoughlin pursuant to powers of attorney



                                      S-1